UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Item 1. Reports to Stockholders

Annual report

Equity funds	Alternative/specialty funds

Delaware Equity Income Fund Delaware Growth and Income Fund Delaware Growth Equity Fund Delaware Opportunity Fund Delaware Global Equity Fund	Delaware Covered Call Strategy Fund Delaware Hedged U.S. Equity Opportunities Fund Delaware Premium Income Fund Multi-asset fund Delaware Total Return Fund

September 30, 2021

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of September 30, 2021, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management reviews
Delaware Equity Income Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Equity Income Fund (Institutional Class shares)	1-year return	+30.91%
Delaware Equity Income Fund (Class A shares)	1-year return	+30.49%
Russell 1000® Value Index (benchmark)	1-year return	+35.01%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Equity Income Fund, please see the table on page 19.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 21 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return.

At a meeting on November 18, 2020, Delaware Group® Equity Funds IV Board of Trustees (the “Board”) approved the replacement of the Fund’s current portfolio managers with the Global Systematic Investments team of the Fund’s current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective on or about January 29, 2021. The investment management changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes. Please see the supplement in the Fund’s prospectus dated November 23, 2020 for more information.

Market review

Overall, equity markets were strong during the fiscal year ended September 30, 2021, recording new highs in each quarter. Investors were buoyed by the Federal Reserve’s commitment to an accommodative monetary policy. Together with the successful introduction of COVID-19 vaccines, which enabled many businesses to reopen and resume near-normal activity, investors had ample reason to be optimistic.

The 12-month period was not without concerns, however, chief among them the threat of inflation, supply-chain disruptions, an acute labor shortage, and uneven vaccination acceptance that threatened renewed lockdowns in some areas of the country.

Throughout the latter half of the fiscal period, investors and economists debated whether the uptick in inflation was transitory. Bond yields increased slightly in response to inflationary concern but remained at relatively low levels.

Both the supply-chain disruptions and the shortage of workers willing to fill many service and hospital jobs were also unresolved at period end, making it difficult for many businesses to resume normal business activity. Although the introduction of COVID-19 vaccines was met with great enthusiasm initially, as the summer months approached, the vaccination rates declined dramatically, though not uniformly across the country. The high degree of vaccination resistance proved to be problematic, especially given the highly transmissible Delta variant.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Equity Income Fund underperformed its benchmark, the Russell 1000® Value Index. The Fund’s Institutional Class shares gained 30.91%. The Fund’s Class A shares gained 30.49% at net asset value (NAV) and 23.00% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 35.01%. For complete, annualized performance of Delaware Equity Income Fund, please see the table on page 19.

Following is a discussion about performance during the period from January 29, 2021 (when the Global Systematic Investments team began managing the Fund) to September 30, 2021.

On a sector basis, industrials, information technology (IT), and energy contributed to Fund performance during the period that the team managed the Fund. The strong performance from industrials was driven mainly by positive stock selection although sector allocation also contributed. In particular, holdings in Caterpillar Inc., Raytheon Technologies Corp., and Northrop Grumman Corp. contributed to the Fund’s performance. Construction and mining equipment manufacturer Caterpillar hit record highs during the

Portfolio management reviews
Delaware Equity Income Fund

period that the team managed the Fund. Caterpillar’s largest global dealer, Finning International Inc., reported solid sequential demand improvement, with demand for mining equipment notably picking up in Canada and Latin America. This is a positive sign for us that restocking of dealer inventory is beginning.

In the IT sector, stock selection was the key driver, although this was partially offset by a negative sector allocation effect. Overweight positions in Motorola Solutions Inc. and Oracle Corp. were the largest contributors to performance.

Stock selection drove outperformance in the energy sector, while sector allocation was neutral. The key driver was an overweight holding in ConocoPhillips. The company announced in March that it is resuming a share-buyback program that was previously suspended. It expects to buy back shares at an annualized rate of $1.5 billion, 50% more than before. ConocoPhillips also intends to return more than 30% of its cash from operations to shareholders every year. In a statement, the CEO said that commodity prices have strengthened such that the dividend alone may not be sufficient to meet the company’s return-of-capital (ROC) commitment.

Healthcare, materials, and communication services were the leading detractors from performance during the period that the team managed the Fund. Healthcare was the main detractor, driven by both negative stock selection and sector allocation. Among the Fund’s holdings, shares of Viatris Inc. fell after the pharmaceutical and healthcare services company provided a downbeat revenue outlook for 2021, adding that it was initiating a dividend. The company, formed in November 2020 through the combination of Mylan and Pfizer Inc.’s Upjohn business, said it expects 2021 revenue of $17.2 billion to $17.8 billion, compared to the consensus estimate of $18.4 billion.

Underperformance in materials was driven by stock selection. The sector allocation effect was flat. An overweight in DuPont de Nemours Inc. detracted from performance, while underweight positions in companies such as Nucor Corp., Freeport-McMoRan Inc.,and Steel Dynamics Inc. also detracted from performance.

In communication services, stock selection detracted from performance, while sector allocation was neutral. Holdings in AT&T Inc. and Verizon Communications Inc. were key detractors.

As of the close of the fiscal year, the Fund held 49 names diversified across sectors. Cash was 0.3% of the total portfolio and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight energy, healthcare, and IT and was underweight financials, real estate, and utilities. The largest active positions were First American Financial Corp. and technology firms Motorola Solutions and Broadcom Inc. From a factor perspective, at the end of the period the Fund had a quality and value tilt. Due to the Fund’s objective, there was also a large exposure to income.

Portfolio management reviews
Delaware Growth and Income Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Growth and Income Fund (Institutional Class shares)	1-year return	+31.19%
Delaware Growth and Income Fund (Class A shares)	1-year return	+30.89%
Russell 1000® Value Index (benchmark)	1-year return	+35.01%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Growth and Income Fund, please see the table on page 22.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and current income.

At a meeting on November 18, 2020, Delaware Group® Equity Funds IV Board of Trustees (the “Board”) approved the replacement of the Fund’s current portfolio managers with the Global Systematic Investments team of the Fund’s current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective on or about January 29, 2021. The investment management changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes. Please see the supplement in the Fund’s prospectus dated November 23, 2020 for more information.

Market review

Overall, equity markets were strong during the fiscal year ended September 30, 2021, recording new highs in each quarter. Investors were buoyed by the Federal Reserve’s commitment to an accommodative monetary policy. Together with the successful introduction of COVID-19 vaccines, which enabled many businesses to reopen and resume near-normal activity, investors had ample reason to be optimistic.

The 12-month period was not without concerns, however, chief among them the threat of inflation, supply-chain disruptions, an acute labor shortage, and uneven vaccination acceptance that threatened renewed lockdowns in some areas of the country.

Throughout the latter half of the fiscal period, investors and economists debated whether the uptick in inflation was transitory. Bond yields increased slightly in response to inflationary concern but remained at relatively low levels.

Both the supply-chain disruptions and the shortage of workers willing to fill many service and hospital jobs were also unresolved at period end, making it difficult for many businesses to resume normal business activity. Although the introduction of COVID-19 vaccines was met with great enthusiasm initially, as the summer months approached, the vaccination rates declined dramatically, though not uniformly across the country. The high degree of vaccination resistance proved to be problematic, especially given the highly transmissible Delta variant.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Growth and Income Fund underperformed its benchmark, the Russell 1000® Value Index. The Fund’s Institutional Class shares gained 31.19%. The Fund’s Class A shares gained 30.89% at net asset value (NAV) and 23.35% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 35.01%. For complete, annualized performance of Delaware Growth and Income Fund, please see the table on page 22.

Following is a discussion about performance during the period from January 29, 2021 (when the Global Systematic Investments team began managing the Fund) to September 30, 2021.

On a sector basis, industrials, information technology (IT), and energy contributed to Fund performance during the period that the team managed the Fund. The strong performance from industrials was driven mainly by positive stock selection although sector allocation also contributed. In particular, holdings in Caterpillar Inc., Raytheon Technologies Corp.,and Northrop Grumman Corp. contributed to the Fund’s performance. Construction and mining equipment manufacturer Caterpillar hit record highs during the

Portfolio management reviews
Delaware Growth and Income Fund

period that the team managed the Fund. Caterpillar’s largest global dealer, Finning International Inc., reported solid sequential demand improvement, with demand for mining equipment notably picking up in Canada and Latin America. This is a positive sign for us that restocking of dealer inventory is beginning.

In the IT sector, stock selection was the key driver, although this was partially offset by a negative sector allocation effect. Overweight positions in Motorola Solutions Inc. and Oracle Corp. were the largest contributors to performance.

Stock selection drove outperformance in the energy sector, while sector allocation was neutral. The key driver was an overweight holding in ConocoPhillips. The company announced in March that it is resuming a share-buyback program that was previously suspended. It expects to buy back shares at an annualized rate of $1.5 billion, 50% more than before. ConocoPhillips also intends to return more than 30% of its cash from operations to shareholders every year. In a statement the CEO said that commodity prices have strengthened such that the dividend alone may not be sufficient to meet the company’s return-of-capital (ROC) commitment.

Healthcare, materials, and communication services were the leading detractors from performance during the period that the team managed the Fund. Healthcare was the main detractor, driven by both negative stock selection and sector allocation. Among the Fund’s holdings, shares of Viatris Inc. fell after the pharmaceutical and healthcare services company provided a downbeat revenue outlook for 2021, adding that it was initiating a dividend. The company, formed in November 2020 through the combination of Mylan and Pfizer Inc.’s Upjohn business, said it expects 2021 revenue of $17.2 billion to $17.8 billion, compared to the consensus estimate of $18.4 billion.

Underperformance in materials was driven by stock selection. The sector allocation effect was flat. An overweight in DuPont de Nemours Inc. detracted from performance, while underweight positions in companies such as Nucor Corp., Freeport-McMoRan Inc., and Steel Dynamics Inc. also detracted from performance.

In communication services, stock selection detracted from performance, while sector allocation was neutral. Holdings in AT&T Inc. and Verizon Communications Inc. were key detractors.

As of the close of the fiscal year, the Fund held 49 names diversified across sectors. Cash was 0.3% of the total portfolio and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight energy, healthcare, and IT and was underweight financials, real estate, and utilities. The largest active positions were First American Financial Corp. and technology firms Motorola Solutions and Broadcom Inc. From a factor perspective, at the end of the period the Fund had a quality and value tilt. Due to the Fund’s objective, there was also a large exposure to income.

Portfolio management reviews
Delaware Growth Equity Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Growth Equity Fund (Institutional Class shares)	1-year return	+41.98%
Delaware Growth Equity Fund (Class A shares)	1-year return	+41.67%
Russell 1000® Growth Index (benchmark)	1-year return	+27.32%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Growth Equity Fund, please see the table on page 25.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 27 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Smith is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

The 12-month period ended September 30, 2021 continued to build on the economic rebound from the COVID-19 pandemic. The Fund’s benchmark, the Russell 1000® Growth Index, started the fiscal period strongly, rising 11.4% for the final quarter of 2020. The benchmark went on to record four positive quarterly moves for the fiscal year, two barely positive and two quarterly gains of more than 11%.

Optimistic projections of very strong global economic growth have trended downward toward more reasonable levels. The combination of the COVID-19 Delta variant and supply chain bottlenecks have acted like a dam holding back the gush of liquidity into the economy. Yet while growth has been inhibited, it has not been derailed. Economic reports earlier in the calendar year were pervasively ahead of expectations and the outlook for the rest of 2021 grew to be quite optimistic. Those hurdles became more difficult to achieve, however, given some of the constraints that businesses experienced and a resurgence of a new, more infectious COVID strain.

The Citigroup® Economic Surprise Index turned negative in August and drifted down to the bottom decile of historic readings before bottoming in mid-September. Manufacturers reported strong demand, but tight inputs made it difficult to meet that demand. As the fiscal year ended, a tight labor market, materials shortages, inflation, and logistics issues continued to cause capacity constraints.

Our investment process is centered on a specific and clearly defined fundamental outcome: Companies that can sustainably grow earnings faster than expected have the potential to outperform over time. During the fiscal year, the Fund’s holdings delivered 31.4% earnings growth versus an expectation of 6.3%, compared with the benchmark, where holdings delivered 21.4% earnings growth versus an expectation of 8.0%.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Growth Equity Fund outperformed its benchmark, the Russell 1000 Growth Index. The Fund’s Institutional Class shares gained 41.98%. The Fund’s Class A shares gained 41.67% at net asset value and 33.56% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the benchmark gained 27.32%. For complete, annualized performance of Delaware Growth Equity Fund, please see the table on page 25.

The information technology sector – with holdings gaining 48% – was the strongest contributor to the Fund’s returns, even while holdings in the financials and communication services sectors delivered stronger absolute returns at 68% and 55%, respectively. Shares of Fortinet Inc., a provider of both hardware- and software-based cyber-security solutions, gained 150% as the company benefited from businesses reevaluating their technology needs in a post-pandemic environment. Zebra Technologies Corp. is a developer of automated identification and data capture technologies such as bar-code and radio-frequency identification (RFID) equipment that are used in a variety of end markets, including retail and ecommerce, manufacturing, healthcare, logistics, banking, and others. The company saw demand grow at a strong pace, as economic activity rebounded. Shares rose 105% during the fiscal year. Shares of EPAM Systems Inc., a provider of software product

Portfolio management reviews
Delaware Growth Equity Fund

development and digital platform engineering, rose 77% during the 12-month period due to growing demand for business processing outsourcing services.

While cash in the Fund’s portfolio was the largest detractor from performance, causing a 0.4% drag for the fiscal year, the communication services sector also had a negative effect on the Fund’s relative returns. Alphabet Inc., the parent company of Google, was the most significant source of return in the sector with a gain of 83% during the period. With an average weight of 5.3% in the benchmark, the Fund’s exposure of just 3.6% caused a significant negative relative return for the sector. Thus, although the Fund’s holdings in the sector delivered the second-strongest absolute returns at 55% during the fiscal year, the overall effect relative to the benchmark was negative due to the lower weight of the Alphabet position. The Fund’s two other largest individual detractors for the 12-month period were Tesla Inc. and Moderna, Inc. The Fund held neither stock based on valuation concerns. Tesla returned 80% for the 12-month period, while Moderna gained 444% on its successful COVID-vaccine development.

We believe the global economy has the potential to deliver historic growth numbers. While fiscal policy seeks to pour more fuel on the fire, there is an output gap to be filled in important segments of the economy. Central bankers seem loath to reduce stimulus until inflation is clearly on a sustained upward trajectory and employment approaches prior peak levels. Vaccinations continue to ramp up in both developed and developing countries and global economic data outpaces estimates by close to a record margin, per the Citigroup Economic Surprise Index. Although we believe there will likely be some bumps in the road, we think the trend for the global economy and corporate earnings seems to indicate recovery and expansion.

Portfolio management reviews
Delaware Opportunity Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Opportunity Fund (Institutional Class shares)	1-year return	+47.50%
Delaware Opportunity Fund (Class A shares)	1-year return	+47.10%
Russell Midcap® Value Index (benchmark)	1-year return	+42.40%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Opportunity Fund, please see the table on page 28.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 30 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital growth.

Market review

Mid-cap value stocks experienced a strong run during the Fund’s fiscal year ended September 30, 2021. During the fiscal year, value companies outperformed growth companies across the US market capitalization spectrum as investors showed a preference for higher-quality companies in cyclical and economically sensitive industries that lagged during the first nine months of calendar year 2020. The performance disparity between value companies and growth companies was significant in mid-cap equities over the fiscal year, as the Russell Midcap Value Index returned 42.40%, outpacing the 30.45% return of the Russell Midcap® Growth Index.

The US Food and Drug Administration (FDA) issued an Emergency Use Authorization (EUA) for two COVID-19 vaccines in December 2020, resulting in a surge in the US equity markets. The US economy continued to improve during the fiscal year, aided by strengthening consumer confidence and spending. During the fiscal year, the Fed maintained its extremely accommodative monetary policy, keeping short-term rates near zero as inflation rose well above its 2% target and the unemployment rate declined from 7.8% in September 2020 to 4.8% in September 2021.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Opportunity Fund outperformed its benchmark, the Russell Midcap Value Index. The Fund’s Institutional Class shares gained 47.50%. The Fund’s Class A shares gained 47.10% at net asset value (NAV) and 38.64% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Russell Midcap Value Index, gained 42.40%. For complete annualized performance of Delaware Opportunity Fund, please see the table on page 28.

Stock selection and sector positioning contributed to relative outperformance during the fiscal year. Stock selection and a relative overweight allocation contributed to the financial services sector. The Fund’s holdings in the industrials, REIT, and technology sectors outperformed those in the benchmark during the fiscal year. The Fund’s holdings in the basic industry, consumer discretionary, and transportation sectors advanced during the fiscal year but lagged the stronger returns of those sectors in the benchmark, which detracted from performance.

Shares of regional bank East West Bancorp Inc. outperformed for the fiscal year. East West Bancorp is one of the largest independent banks headquartered in California, operating over 120 locations in the US and in China. East West Bancorp reported multiple quarters of better-than-expected earnings results during the fiscal year. We maintained the Fund’s position in East West Bancorp as its loan growth is accelerating and its profitability is strong.

Quanta Services Inc. is a specialized contracting services company that delivers comprehensive infrastructure solutions for the utility, communications, pipeline, and energy industries. During the Fund’s fiscal year, Quanta outperformed as the company reported multiple quarters of better-than-expected financial results. Quanta has multi-year projects to modernize and harden utility infrastructure and renewable energy sources. We maintained the Fund’s position in Quanta as it has been able to increase its dividend and repurchase its stock and seems to have a healthy backlog of projects.

During the Fund’s fiscal year, shares of Newmont Corp. lagged the broader metals and mining industry. Newmont is the world’s leading gold company and a producer of copper, silver, zinc, and lead. We believed Newmont’s stock price performance would lag during periods of strong market performance, which is what we experienced during the Fund’s fiscal year. During this period, Newmont increased its dividend and repurchased its stock. This is consistent with the company’s framework to return incremental free cash flow to

Portfolio management reviews
Delaware Opportunity Fund

shareholders. We maintained the Fund’s position in Newmont as it generates significant free cash flow and remains disciplined with its use of capital.

Cable One Inc. is a video, broadband communications, and telephone provider serving residential and business customers in 24 states. Shares of Cable One outperformed during the first nine months of calendar year 2020 but traded slightly lower during the Fund’s fiscal year, which detracted. With more Americans staying home during the pandemic, Cable One added more broadband subscribers than expected. However, the pace of subscription growth slowed during the Fund’s fiscal year, while company’s financial results remained strong. We maintained the Fund’s position in Cable One as it is growing its free cash flow, pays a dividend, and has organic growth potential.

The Fund ended the fiscal year overweight the financial services, technology, basic industry, and transportation sectors. The Fund ended the fiscal year underweight the REIT, healthcare, consumer staples, and utilities sectors. Sector weightings were similar to those in the benchmark in the consumer discretionary, industrials, and energy sectors at fiscal year end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

Portfolio management reviews
Delaware Global Equity Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Global Equity Fund (Institutional Class shares)	1-year return	+12.54%
Delaware Global Equity Fund (Class A shares)	1-year return	+12.11%
MSCI World Index (benchmark) (net)	1-year return	+28.82%
MSCI World Index (benchmark) (gross)	1-year return	+29.39%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Equity Fund, please see the table on page 31.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital growth.

Economic developments and market performance

For the past 12 months, investors have watched the unravelling of the external shock of the COVID-19 pandemic, affecting every industry and every sector, both short-term and long-term. With one-third of the world’s population vaccinated against the coronavirus by the end of summer 2021, hope for the return of life as we knew it lifted stock markets and equity prices. As long as a vaccine-resistant virus does not emerge, it seems like humanity, in a collective effort with the excellent help of the global healthcare industry, has defied another pandemic.

Supported by the relief after surviving humanity’s latest brush with death, the Fund’s benchmark MSCI World Index (net) gained +28.82%. Based on the lessons learned and conclusions drawn, one focus of the stock market going forward is the weaker estimates for gross domestic product (GDP) growth in the US, where unemployment is still higher than it was pre-pandemic, despite labor shortages and wage increases in some pandemic-hit sectors. On the positive side, for equity markets, there is a chance that inflation will be short-lived, negating the need for the Federal Reserve to raise interest rates.

Brent crude prices, which, at the beginning of the pandemic, were below $20 US quadrupled to $80 by the end of third quarter 2021. At the same time, a shortage of electricity and record prices for coal hit China’s industrial heartland. This might cut short China’s GDP growth. Heading into the Northern Hemisphere’s winter season does not help energy prices either.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Global Equity Fund underperformed its benchmark, the MSCI World Index (net). The Fund’s Institutional Class shares gained 12.54%. The Fund’s Class A shares gained 12.11% at net asset value (NAV) and 5.62% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 28.82%. For complete, annualized performance of Delaware Global Equity Fund, please see the table on page 31.

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to analyze what we view as the various potential contributors to and detractors from the Fund’s performance against its benchmark. For the year ended September 2021, active country and region weights had a minor negative impact on performance. The Fund’s overweight in Switzerland and Germany and the Fund’s underweight in the US relative to the benchmark had a negative effect. The Fund’s overweight in France relative to its benchmark was positive.

The greatest impact on the Fund’s underperformance from the active sector allocation came from the Fund’s overweight in consumer staples. In addition, the Fund has no holdings in financials, real estate, energy, and utilities. The underweights to energy and financials relative to the benchmark had a negative impact on performance, as these were the two strongest-performing sectors for the past 12 months. No holdings in utilities had a positive allocation effect on the Fund’s performance.

Portfolio management reviews
Delaware Global Equity Fund

In terms of individual holdings, three of the largest contributors to active performance were French advertising agency conglomerate Publicis Group, offering a various range of services globally; Danish multinational pharmaceutical company Novo Nordisk A/S, specializing in producing insulin and treating obesity; and US pharma company Pfizer, upgrading its sales forecasts of the COVID-19 vaccine on several occasions, when efficacy studies of its effectiveness against the coronavirus exceeded market expectations.

Conversely, three of the largest detractors from performance during the year were Fresenius Medical Care AG, a German healthcare provider and global leader in treating dialysis patients who unfortunately are vulnerable to the coronavirus; Smith & Nephew, a British-based advanced medical devices and treatment provider with a hesitant customer group who have postponed medical care during the pandemic; and Lamb Weston, an American frozen potato and french fries producer that struggled with global COVID restrictions and rising transportation costs, especially affecting restaurants – maybe the company’s most important customers.

Portfolio management reviews
Delaware Covered Call Strategy Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Covered Call Strategy Fund (Institutional Class shares)	1-year return	+20.40%
Delaware Covered Call Strategy Fund (Class A shares)	1-year return	+20.11%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	+21.10%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Covered Call Strategy Fund, please see the table on page 34.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 36 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Ziegler Capital Management, LLC (ZCM), an investment advisor registered with the US Securities and Exchange Commission, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund’s assets. DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.

Market review

Equity markets rose to record highs for each successive calendar quarter during the fiscal year, with the S&P 500® Index producing a total return of 29.98% for the period. According to Bloomberg, S&P 500 Index trailing earnings also grew nearly 30% during the fiscal year and are expected to grow 9.1% in calendar year 2022. The resulting forward price-to-earnings (P/E) ratio of the market was an above-average 19.6.

Bond returns were disappointing for the fiscal year, with the Bloomberg US Aggregate Index returning -0.90%. Interest rates rose modestly but remained at significantly low levels. For example, the Bloomberg US Aggregate Index ended the period with a yield of 1.56%, which equates to a negative real yield as inflation has been consistently above 2%.

The fiscal year began with numerous uncertainties on the horizon, including a presidential election, COVID-related lockdowns, and highly anticipated initial reporting from COVID-19 vaccine trials. Considering these significant unknowns, implied volatility, as measured by the Cboe Volatility Index® (VIX®), began the fiscal year at 26.4% and rose to 40.3% before the election, well above the long-term average of 19.6%.

COVID-19 and the accompanying restrictions on economic activity have been the main impediments to economic growth since the pandemic began, and they persisted through the first half of the fiscal year. Consumer spending was most depressed in coronavirus-sensitive industries, including retail, food service, hospitality, recreation, and leisure. Large fiscal stimulus alongside economic restrictions essentially resulted in forced savings, as households were limited in their spending on a multitude of items. Fortunately, the vaccine trials were successful, and a rapid rollout of the vaccine ensued during late winter and early spring. As vaccination rates increased, restrictions were lifted, and consumer spending rebounded with gross domestic product (GDP) growing at a near 6% annualized rate over the past six months.

Despite rising inflation metrics in recent quarters, inflation expectations have remained well-anchored near long-term average levels. The US Consumer Price Index (CPI) is expected to return to more typical levels later next year as the economy normalizes, supply chain constraints abate, labor supply increases, and COVID-19 cases decline with higher global vaccination rates.

Source: Bloomberg.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Covered Call Strategy Fund underperformed its benchmark, the Cboe S&P 500 BuyWrite Index. The Fund’s Institutional Class shares gained 20.40%. The Fund’s Class A shares gained 20.11% at net asset value and 13.20% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 21.10%. For complete, annualized performance of Delaware Covered Call Strategy Fund, please see the table on page 34.

The Fund captured 72% of the return of the S&P 500 Index, an above-average upside capture ratio during a notably strong period of equity-market outperformance. The Fund’s outperformance versus the benchmark was due entirely to outperformance from call options, while the stocks in the Fund lagged the stocks in the benchmark.

Portfolio management reviews
Delaware Covered Call Strategy Fund

The actively managed, single-stock call options in the Fund outperformed the index call options in the benchmark by 444 basis points during the fiscal year (a basis point equals one hundredth of a percentage point). Since the Fund’s inception in 2016, the call options in the Fund have outperformed the benchmark’s call options by 405 basis points per year. There are three main reasons for the Fund’s consistent call-option outperformance. First, actively managing the call options allows us to analyze the entire option chain and select what we believe are the most attractive call options for each individual stock in the portfolio, while the rules-based benchmark is limited to the same at-the-money index option every month. Second, the Fund’s active option strategy takes advantage of high implied volatility levels. For example, the elevated level of implied volatility, particularly during the first half of the fiscal year, allowed us to write longer-term options to “lock in” high-call premiums, which gradually decayed during subsequent months. In contrast, the Fund’s rules-based benchmark is limited to one-month options every month and, as a result, it cannot sell longer-term options during volatility spikes. Third, the Fund’s single-stock call options tend to provide higher call premiums than the benchmark’s index options – a consistent feature of the Fund versus the benchmark.

The stocks in the Fund performed in line with those in the benchmark during the first half of the fiscal year. During that period, the Fund owned a variety of COVID-19 reopening and recovery stocks that performed strongly. However, during the spring, the Fund purchased energy and financial stocks. Despite continued economic growth and rising oil prices, these energy and financial stocks detracted from returns. As a result, the Fund’s stocks underperformed for the second half of the fiscal year. For instance, large-cap growth stocks returned 14.02% for the second half of the fiscal year, while large-cap value stocks returned only 4.10%. Both software and hardware companies in the portfolio outperformed, particularly the semiconductor companies, as global demand for these products has continued to remain strong amid tight supply. The Fund’s holdings of aerospace and defense companies underperformed the benchmark. An underweight to the healthcare sector, owing to the potential for increased government regulation, contributed to returns, as this sector lagged the market during the fiscal year.

Stock selection detracted from performance in communication services. Stock selection made a large positive contribution in consumer discretionary, as we continue to believe consumers are generally in strong financial health, with a still large amount of pent-up savings and plentiful job opportunities.

Overall, we think implied volatility for the market has remained attractive, and call premiums are generally above average. We will continue to closely monitor implied volatility opportunities, which we think could have the potential to add further excess returns versus the benchmark’s rules-based, index options. We continue to believe the Fund’s portfolio of stocks offers significant risk-reward potential going forward, especially when combined with actively managed, single-stock call premiums.

Portfolio management reviews
Delaware Hedged U.S. Equity Opportunities Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Hedged U.S. Equity Opportunities Fund (Institutional Class shares)	1-year return	+14.79%
Delaware Hedged U.S. Equity Opportunities Fund (Class A shares)	1-year return	+14.35%
Russell 3000® Index (primary benchmark)	1-year return	+31.88%
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+23.06%
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+0.07%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 38.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 40 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return and, secondarily, capital preservation.

Wellington Management Company LLP (Wellington Management), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Wellington Management is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

US equity markets rose during the 12-month period ended September 30, 2021. Throughout the period, a supportive macroeconomic backdrop underpinned equity-market strength. Joe Biden was elected president after a closely contested election, removing a key element of investors’ uncertainty. In the fourth quarter of 2020 corporate earnings were better than expected, the Federal Reserve continued to provide substantial monetary support, and a long-awaited new stimulus package was approved.

On the pandemic front, optimism became reality as several COVID-19 vaccines were approved in the first half of 2021. The rapid initial uptake of the vaccines enabled economic growth to accelerate as the reopening of many businesses contributed to equity-market strength. However, inflation increased sharply as robust demand for goods and services and significant global supply-chain disruptions drove consumer and producer prices significantly higher.

Amid this changing inflation and growth backdrop, the Fed grew increasingly hawkish in 2021. In the third quarter of 2021, anxiety about rising inflation, political gridlock in Washington, and Fed policy normalization weighed against robust corporate earnings and continued strong demand for goods and services. The tension between anxiety and optimism coincided with rotations between value and growth stocks. Growth stocks outperformed their value counterparts in July and August. At the end of September, however, surging Treasury yields sparked a sharp selloff in shares of large technology companies that triggered a rotation into value stocks.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Hedged U.S. Equity Opportunities Fund underperformed its primary benchmark, the Russell 3000 Index, and its secondary benchmark, a blend of 70% Russell 3000 Index and 30% ICE BofA US 3-Month Treasury Bill Index. The Fund outperformed its other secondary benchmark, the ICE BofA US 3-Month Treasury Bill Index. The Fund’s Institutional Class shares gained 14.79%. The Fund’s Class A shares gained 14.35% at net asset value and 7.76% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Russell 3000 Index gained 31.88%. The blend of 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index gained 23.06%, and the ICE BofA US 3-Month Treasury Bill Index gained 0.07%. For complete, annualized performance of Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 38.

While the Fund posted positive absolute returns, it underperformed its primary benchmark, the Russell 3000 Index, for the fiscal year. The primary driver of underperformance was weak stock selection within the industrials, information technology, and consumer discretionary sectors. Sector allocation, a residual of the underlying managers’ bottom-up stock selection process – we note that as the lead portfolio managers, we allocate to other portfolio managers at Wellington to manage the active equity portion of the Fund – detracted from performance, driven by our underweight allocations to

Portfolio management reviews
Delaware Hedged U.S. Equity Opportunities Fund

energy and information technology. The Fund’s overweight allocation to financials partially offset this.

Our decision not to hold consumer discretionary company Tesla Inc. was the largest relative detractor from performance. Shares of the electric-vehicle manufacturer rose after the company was added to the S&P 500 Index, triggering forced buying by index-tracking investors and mutual funds. Furthermore, positive investor and consumer sentiment for electric vehicles remained a strong tailwind for the industry.

The Fund’s overweight positioning in healthcare company Novartis AG detracted from results. Shares declined after the company reported 2020 results and 2021 guidance. Reduced patient traffic in 2020, a result of the pandemic, led to a decline in the company’s dermatology and oncology segments. Shares further declined following second-quarter results showing that the oncology segment was still experiencing patient volumes below pre-COVID levels. Key drug Sandoz also faced headwinds and was a drag on earnings. The company also announced it discontinued a study of CFZ533 in kidney transplant patients because of lack of demonstrated efficacy. We continued to hold the name in the Fund as of fiscal year end.

In the financials sector, the Fund’s overweight position in The Charles Schwab Corp. was the largest relative contributor to performance during the fiscal year. The stock price rose after the company posted better-than-expected fourth-quarter 2020 results, with record client engagement across all channels. First- and second-quarter 2021 results were also strong as the company again saw record client engagement. The stock performed well as rates moved higher and investors sought exposure to “reflation trades.” The company continued to focus on making improvements and structural changes in monetization, pricing, and industry structure which, we believe, should help the stock continue to outperform. The Fund continued to hold Charles Schwab as of fiscal year end.

In the consumer discretionary sector, the Fund’s underweight position in Amazon.com Inc. contributed to results. Shares of the ecommerce giant rose early in the 12-month period following strong third-quarter 2020 results that beat analysts’ expectations, and then fell in the early part of 2021, after the company announced that founder Jeff Bezos would step down as CEO to focus on new products and initiatives. The stock price remained under pressure, despite the company’s reporting second-quarter earnings that exceeded expectations. Management stated that sales growth was expected to slow over the next several quarters. We maintained a position in Amazon.com as of the end of the fiscal year.

The Fund’s hedging strategy detracted from results during the fiscal year. The beta hedge, which is designed to reduce the Fund’s equity exposure by selling futures on US indices, detracted from results as US markets rose. The Fund’s tail risk management strategy, designed to mitigate capital losses in periods when equities experience a sharp decline, also detracted from results as markets rallied.

We believe volatility is likely to continue as investors balance long-term opportunities and nearer-term risks. While company earnings have improved relative to 2020, risks continue to evolve, including the potential economic ramifications of the rapidly spreading COVID-19 Delta variant, the approaching government debt ceiling in the US, and the potential impact on company fundamentals as central banks begin rolling back stimulus programs. We remain vigilant in managing risks in the Fund’s portfolio and seek to deliver performance that is driven by security selection.

Looking across markets, we are mindful of the ever-evolving risks of different equity factors and seek to create a portfolio of differentiated investment styles and philosophies. We maintain exposure to cyclical areas of the market through allocations to managers who look to invest in undervalued companies with solid fundamentals, and we complement these exposures with allocations to managers who seek to invest in attractive companies with favorable growth prospects. We balance these exposures with allocations to managers who focus on high-quality stable businesses that we believe may outperform in the event of an unexpected shock to markets. We combine these allocations with our hedging strategy, as we strive to deliver a robust and consistent risk profile.

The Fund used the following derivatives during the fiscal year:

Instrument	Ending allocation	Performance effect
Futures	-17% (notional exposure)	Negative, as markets rose
Options	-6% (notional exposure)	Negative, as markets rose
Foreign currency exchange forwards	-3% (market value)	Neutral

Portfolio management reviews
Delaware Premium Income Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Premium Income Fund (Institutional Class shares)	1-year return	+12.27%
Delaware Premium Income Fund (Class A shares)	1-year return	+11.96%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	+21.10%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Premium Income Fund, please see the table on page 42.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 44 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to generate income.

Ziegler Capital Management, LLC (ZCM), an investment adviser registered with the US Securities and Exchange Commission, is the sub-adviser to the Fund. As sub-adviser, ZCM is responsible for day-to-day management of the Fund’s assets. DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.

Market review

Equity markets rose to record highs for each successive calendar quarter during the past fiscal year, with the S&P 500® Index returning 29.98% for the period. According to Bloomberg, S&P 500 Index trailing earnings also grew nearly 30% during the fiscal year and are expected to grow 9.1% in calendar year 2022. The resulting forward price-to-earnings (P/E) ratio of the market is an above-average 19.6.

Bond returns were disappointing for the fiscal year, with the Bloomberg US Aggregate Index returning -0.90% for the period. Interest rates rose modestly but remained at significantly low levels. For example, the Bloomberg US Aggregate Index ended the fiscal year with a yield of 1.56%, which equates to a negative real yield as inflation has been consistently above 2%.

The fiscal year began with numerous uncertainties on the horizon, including a presidential election, COVID-related lockdowns, and highly anticipated initial reporting from nascent COVID-19 vaccine trials. Considering these significant unknowns, implied volatility, as measured by the Cboe Volatility Index® (VIX®), began the fiscal year at 26.4% and rose to 40.3% before the election, well above the long-term average of 19.6%.

COVID-19 and the accompanying restrictions on economic activity have been the main impediments to economic growth since the pandemic began, and they persisted through the first half of the fiscal year. Consumer spending was most depressed in coronavirus-sensitive industries, including retail, food service, hospitality, recreation, and leisure. Large fiscal stimulus, alongside economic restrictions, essentially resulted in forced savings, as households were limited in their spending on a multitude of items. Fortunately, the vaccine trials were successful, and a rapid rollout of the vaccine ensued during late winter and early spring. As vaccination rates increased, restrictions were lifted and consumer spending rebounded with gross domestic product (GDP) growing at a near 6% annualized rate over the past six months.

Despite rising inflation metrics in recent quarters, inflation expectations have remained well-anchored near long-term average levels, and it appears that investors believe many of the factors currently causing higher inflation are transitory. The US Consumer Price Index (CPI) is expected to return to more typical levels later next year as the economy normalizes, supply chain constraints abate, labor supply increases, and COVID-19 cases decline with higher global vaccination rates.

Source: Bloomberg.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Premium Income Fund underperformed its benchmark, the Cboe S&P 500 BuyWrite Index. The Fund’s Institutional Class shares gained 12.27%. The Fund’s Class A shares gained 11.96% at net asset value and 5.54% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the benchmark gained 21.10%. For complete, annualized performance of Delaware Premium Income Fund, please see the table on page 42.

The Fund returned 13.47%, gross of fees, for the fiscal year, producing an above-average upside capture ratio of 45% relative to the S&P 500 Index during a strong period of equity-market outperformance. The Fund produced 40% less risk than its benchmark and 61% less risk than the S&P 500 Index for the fiscal

Portfolio management reviews
Delaware Premium Income Fund

year as measured by standard deviation. We feel the risk-adjusted return is a more accurate measure to compare performance relative to standard market indices. For the fiscal year, the Fund’s risk-adjusted return outperformed all three major indices: the S&P 500 Index, the Cboe S&P 500 BuyWrite Index, and the Bloomberg US Aggregate Index. The outperformance was due to both the risk-dampening characteristics of the in-the-money call options, as well as the returns from call option time decay and dividends.

The Fund outperformed the Bloomberg US Aggregate Index by a wide margin during the fiscal year, as the index posted a negative return of -0.90% during the period. The 10-year Treasury bond began the fiscal year with a yield of 0.69% and ended the fiscal year at 1.48%, which is still well below the level of inflation expected over the next ten years. Writer James Grant of Grant’s Interest Rate Observer famously described low-yielding bonds as “return-free risk.” If inflation or interest rates continue to rise, bonds may continue to suffer losses as they have over the past year. Unlike bonds, the Fund’s returns historically have not been negatively affected by higher interest rates. Considering today’s continued low interest rate environment, we believe Delaware Premium Income Fund may be an attractive, non-correlating strategy to complement investors’ fixed income portfolios.

The high levels of implied volatility throughout most of the fiscal year created above-average call premiums within the Fund. This provided a substantial tailwind to returns as the above-average time value in these call options gradually decayed during subsequent months. While the Fund’s absolute return on the call options underperformed the call options in the benchmark, we think this is not an apples-to-apples comparison because the Fund is designed to have less equity-market exposure by writing deep in-the-money call options, and the benchmark writes at-the-money call options. During such a strong period for equity markets, at-the-money call options would naturally outperform in-the-money call options because they offer the potential for more upside-capture. However, on a risk-adjusted basis, the call options in the Fund outperformed the call options in the benchmark.

Value-leaning stocks have been the foundation of the Fund’s investment strategy. This value tilt in the portfolio contributed to performance during the fiscal year, as value stocks outperformed the market. For example, the Fund’s overweight positions in energy and financials were additive, as these sectors were the leading contributors during the first half of the fiscal year, the result of positive vaccine news and the gradual reopening of the economy. An overweight to consumer staples detracted from returns as this relatively stable sector lagged the market during the fiscal year’s strong equity-market rally. Stock selection was positive in consumer discretionary and information technology but was negative in industrials as the main defense stock in the Fund underperformed. The semi-conductor holdings in the Fund continued to outperform, as global demand for these products has continued to remain strong amid tight supply.

Given the current environment of historically low interest rates, attractive call premiums, and compelling valuations of the value-oriented stocks in the Fund, we believe the Fund is well-positioned relative to bonds at the end of the fiscal year and can serve as a low-volatility component for an equity-overweighted position. As we manage the active option writing strategy of the Fund, we will continue to closely monitor for implied volatility opportunities and downside protection amounts that we think could help enhance the risk-adjusted return of the Fund relative to our benchmarks. We continue to believe the stocks in the Fund offer attractive risk-reward potential going forward, especially when combined with deep in-the-money call options that can help stabilize returns by offering opportunities for both downside protection and a return component.

Portfolio management reviews
Delaware Total Return Fund

October 12, 2021 (Unaudited)

Performance preview (for the year ended September 30, 2021)
Delaware Total Return Fund (Institutional Class shares)	1-year return	+22.06%
Delaware Total Return Fund (Class A shares)	1-year return	+21.77%
S&P 500 Index® (primary benchmark)	1-year return	+30.00%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index (secondary benchmark)	1-year return	+16.91%
Bloomberg US Aggregate Index (secondary benchmark)	1-year return	-0.90%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Total Return Fund, please see the table on page 46.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 48 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.

Market review

A risk-on environment characterized the Fund’s fiscal year. Higher-risk assets continued to perform strongly on the back of the recovery story after the COVID-19-related crash. Although there were short setbacks – mainly due to further COVID waves – the Federal Reserve’s continued loose monetary policy coupled with extremely expansive fiscal policy led equities to new highs. High yield corporates also recorded very strong performance in the fiscal year, but commodity prices developed even more strongly – with the exception of gold. On the other hand, due to rising yields, government bonds recorded losses, especially in the US and the UK, but also in the European Union.

The change in power to the Democrats in the White House and Congress made further stimulus packages possible in 2021. Rising demand led to supply bottlenecks and sharply rising energy prices. This price pressure manifested itself in the highest inflation rates in years and led to discussions about tapering the central bank’s bond purchases. Accordingly, yields also rose significantly, and in September, the Fed officially spoke of the possibility of starting tapering in 2021.

China also caused a lot of turbulence over the summer, with tough government regulatory measures against its own technology sector, the collapse of the real estate giant Evergrande, and electricity shortages in the country leading to restrictions.

After seven positive months, stock markets recorded their first monthly loss in September in the face of various uncertainties, including the US debt ceiling debate. However, a government shutdown was avoided for the present with a last-minute decision to extend government funding for two months.

Within the Fund

For the fiscal year ended September 30, 2021, Delaware Total Return Fund underperformed its primary benchmark, the S&P 500 Index. With respect to its secondary benchmarks, the Fund outperformed both – a blend of 60% S&P 500 Index and 40% Bloomberg US Aggregate Index and the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares rose 22.06%. The Fund’s Class A shares gained 21.77% at net asset value and 14.74% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P 500 Index rose 30.00%. The blend of 60% S&P 500 Index and 40% Bloomberg US Aggregate Index gained 16.91% while the Bloomberg US Aggregate Index fell 0.90%. For complete annualized performance of Delaware Total Return Fund, please see the table on page 46.

The Fund’s outperformance for the fiscal year mainly stemmed from equity exposure that first was largely allocated to value equities, but over the course of the year shifted more and more toward quality and income stocks after value had performed very strongly. Although US large-cap value outperformed US large-cap core over the 12-month period, the reallocation toward quality and income proved to be very beneficial for the Fund, as the sector outperformed value stocks strongly from March 2021 on. Accordingly, profits were taken from value at the right time. Additionally, the Fund’s allocation to international and real estate equities contributed to performance. While international equities lagged US performance, US REITs strongly outperformed.

Another important performance contributor were convertible bonds, which delivered by far the highest performance of the bond sleeves. To take profits here as well, their weight was reduced in the last third of the Fund’s fiscal year. The same was true for high yield bonds,

Portfolio management reviews
Delaware Total Return Fund

which also showed decent gains, albeit at a much slower pace than equities and convertibles. The freed-up funds were partly shifted to investment grade corporates and partly to the opportunistic sleeve. While the allocation to investment grade produced a neutral result, the increase of the previously strongly performing opportunistic sleeve was detrimental as the sleeve had its best performance before the shift. However, over the course of the full 12 months, it still contributed substantially to the Fund’s performance.

The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Fund’s active performance. For the fiscal year, the Fund’s active positioning with respect to the strategic policy weights of different asset classes contributed to performance.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, we believe the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance during the fiscal year.

At the end of the Fund’s fiscal year, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles.

We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities. We therefore continue to include investment possibilities around the globe within the Fund.

We believe a thoughtful, active management approach is needed, given today’s increased political, economic, and market uncertainty. The Multi Asset team’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect our unique asset class ranking methodology, highlighted by our distinctive pairwise approach, which includes assessment of one asset class versus another on a head-to-head basis. Vigilant and continuous assessment of the current market environment may offer opportunities to take advantage of market dislocations and has the potential to achieve what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

Performance summaries
Delaware Equity Income Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. February 22, 1993)
Excluding sales charge	+30.49%	+8.77%	+11.02%	—
Including sales charge	+23.00%	+7.50%	+10.36%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+30.91%	+9.07%	—	+9.12%
Including sales charge	+30.91%	+9.07%	—	+9.12%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+30.91%	+9.18%	—	+9.23%
Including sales charge	+30.91%	+9.18%	—	+9.23%
Russell 1000 Value Index	+35.01%	+10.94%	—	+10.74%	*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 20. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summaries
Delaware Equity Income Fund

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.17%, 0.85%, and 0.81% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Prior to January 27, 2021, the expense waiver was 1.17% of the Fund’s average daily net assets for Class A shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.16%	0.94%	0.88%
Net expenses (including fee waivers, if any)	1.12%	0.85%	0.81%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$35,522
Delaware Equity Income Fund — Class A shares	$9,425	$26,792

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2013 through September 30, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$24,735
Delaware Equity Income Fund — Institutional Class shares	$10,000	$21,000

[1]	The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 20. Please note additional details on pages 19 through 21.

Nasdaq
	symbols	CUSIPs
Class A	FIUTX	24611D409
Institutional Class	FIUUX	24611D508
Class R6	FIUVX	24611D607

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries
Delaware Growth and Income Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. October 4, 1993)
Excluding sales charge	+30.89%	+9.10%	+11.93%	—
Including sales charge	+23.35%	+7.82%	+11.27%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+31.19%	+9.43%	—	+9.44%
Including sales charge	+31.19%	+9.43%	—	+9.44%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+31.25%	+9.50%	—	+9.50%
Including sales charge	+31.25%	+9.50%	—	+9.50%
Russell 1000 Value Index	+35.01%	+10.94%	—	+10.74%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 23. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.11%, 0.82%, and 0.75% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Prior to January 27, 2021, the expense waiver was 1.11% of the Fund’s average daily net assets for Class A shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.10%	0.86%	0.81%
Net expenses (including fee waivers, if any)	1.08%	0.82%	0.75%
Type of waiver	Contractual	Contractual	Contractual

*

The aggregate contractual waiver period covering covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$35,522
Delaware Growth and Income Fund — Class A shares	$9,425	$29,091

Performance summaries
Delaware Growth and Income Fund

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2013 through September 30, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$24,735
Delaware Growth and Income Fund — Institutional Class shares	$10,000	$21,522

[1]

The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 23. Please note additional details on pages 22 through 24.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FGINX	24611D870
Institutional Class	FGIPX	24611D862
Class R6	FGIQX	24611D854

Performance summaries
Delaware Growth Equity Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. October 25, 2000)
Excluding sales charge	+41.67%	+20.66%	+17.52%	—
Including sales charge	+33.56%	+19.23%	+16.84%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+41.98%	+21.03%	—	+17.20%
Including sales charge	+41.98%	+21.03%	—	+17.20%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+42.12%	+21.11%	—	+17.31%
Including sales charge	+42.12%	+21.11%	—	+17.31%
Russell 1000 Growth Index	+27.32%	+22.84%	—	+18.77%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Because the Fund expects to hold a concentrated portfolio of limited number of securities, the Fund’s risk is increased because each investment has a greater effect on the Fund’s overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summaries
Delaware Growth Equity Fund

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.17%, 0.86%, and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Prior to January 27, 2021, the expense waiver was 1.17% and 0.86% of the Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.14%	0.89%	0.83%
Net expenses (including fee waivers, if any)	1.14%	0.86%	0.79%
Type of waiver	Contractual	Contractual	Contractual

*

The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$60,261
Delaware Growth Equity Fund — Class A shares	$9,425	$47,406

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2013 through September 30, 2021	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$43,441
Delaware Growth Equity Fund — Institutional Class shares	$10,000	$38,533

[1]

The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 25 through 27.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Citigroup® Economic Surprise Index, mentioned on pages 5 and 6, is a 3-month rolling measure of actual economic surprises relative to market expectations. A positive reading means that data have been stronger than expected, while a negative reading means that economic data have been weaker than expected.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FICGX	24611D714
Institutional Class	FICHX	24611D698
Class R6	FICIX	24611D680

Performance summaries
Delaware Opportunity Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. August 24, 1992)
Excluding sales charge	+47.10%	+9.88%	+12.73%	—
Including sales charge	+38.64%	+8.58%	+12.07%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+47.50%	+10.22%	—	+10.24%
Including sales charge	+47.50%	+10.22%	—	+10.24%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+47.71%	+10.34%	—	+10.39%
Including sales charge	+47.71%	+10.34%	—	+10.39%
Russell Midcap Value Index	+42.40%	+10.59%	+13.93%	+10.86%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.21%, 0.90%, and 0.78% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.24%	1.04%	0.95%
Net expenses (including fee waivers, if any)	1.21%	0.90%	0.78%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from January 28, 2021 through January 31, 2022.

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
Russell Midcap Value Index	$10,000	$36,857
Delaware Opportunity Fund — Class A shares	$9,425	$31,241

Performance summaries
Delaware Opportunity Fund

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2013 through September 30, 2021	Starting value	Ending value
Russell Midcap Value Index	$10,000	$25,116
Delaware Opportunity Fund — Institutional Class shares	$10,000	$22,896

[1]

The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell Midcap Value Index as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell Midcap Value Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 29. Please note additional details on pages 28 through 30.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 7, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FIUSX	24611D771
Institutional Class	FIVUX	24611D763
Class R6	FIVVX	24611D755

Performance summaries
Delaware Global Equity Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1981)
Excluding sales charge	+12.11%	+8.43%	+9.89%	—
Including sales charge	+5.62%	+7.14%	+9.24%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+12.54%	+8.80%	—	+8.47%
Including sales charge	+12.54%	+8.80%	—	+8.47%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+12.61%	+8.86%	—	+8.57%
Including sales charge	+12.61%	+8.86%	—	+8.57%
MSCI World Index (net)	+28.82%	+13.74%	—	+11.16%*
MSCI World Index (gross)	+29.39%	+14.34%	—	+11.77%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 32. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The Fund may allocate more of their net assets to investments in single securities than “diversified” funds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summaries
Delaware Global Equity Fund

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.41%, 1.07%, and 1.02% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Prior to January 27, 2021, the expense waiver was 1.41% of the Fund’s average daily net assets for Class A shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.42%	1.18%	1.13%
Net expenses (including fee waivers, if any)	1.37%	1.07%	1.02%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
MSCI World Index (gross)	$10,000	$34,860
MSCI World Index (net)	$10,000	$32,996
Delaware Global Equity Fund — Class A shares	$9,425	$24,200

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1,2013 through September 30, 2021	Starting value	Ending value
MSCI World Index (gross)	$10,000	$24,939
MSCI World Index (net)	$10,000	$23,827
Delaware Global Equity Fund — Institutional Class shares	$10,000	$19,962

[1]	The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 32. Please note additional details on pages 31 through 33.

	Nasdaq symbols	CUSIPs
Class A	FIISX	24611D706
Institutional Class	FIITX	24611D805
Class R6	FIIUX	24611D888

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries
Delaware Covered Call Strategy Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	3 year	5 year	Lifetime
Class A (Est. April 1, 2016)
Excluding sales charge	+20.11%	+4.55%	+5.91%	+6.10%
Including sales charge	+13.20%	+2.52%	+4.67%	+4.96%
Institutional Class (Est. April 1, 2016)
Excluding sales charge	+20.40%	+4.81%	+6.21%	+6.40%
Including sales charge	+20.40%	+4.81%	+6.21%	+6.40%
Class R6 (Est. April 1, 2016)
Excluding sales charge	+20.57%	+5.01%	+6.38%	+6.58%
Including sales charge	+20.57%	+5.01%	+6.38%	+6.58%
Cboe S&P 500 BuyWrite Index	+21.10%	+4.15%	+6.95%	+7.26%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 34. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Investing in ADRs may have some limitations for investors such as the absence of voting rights.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Writing call options involves risks.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.31%, 1.06%, and 0.88% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 through September 20, 2021.* Prior to January 27, 2021, the expense waiver was 1.09% of the Fund’s average daily net assets for Institutional Class shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.37%	1.12%	1.07%
Net expenses (including fee waivers, if any)	1.31%	1.06%	0.88%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance summaries
Delaware Covered Call Strategy Fund

Performance of a $10,000 investment1

Institutional Class and Class A shares
Average annual total returns from April 1, 2016 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2016 through September 30, 2021	Starting value	Ending value
S&P 500 Index	$10,000	$24,203
Cboe S&P 500 BuyWrite Index	$10,000	$14,641
Delaware Covered Call Strategy Fund — Institutional Class shares	$10,000	$14,065
Delaware Covered Call Strategy Fund — Class A shares	$9,425	$13,053

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 35. Please note additional details on pages 34 through 37.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 1, 2016. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500® Index call options.

The S&P 500 Index, mentioned on page 11, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 11, is a broad composite that tracks the investment grade US bond market.

The Cboe Volatility Index, mentioned on page 11, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The US Consumer Price Index (CPI), mentioned on page 11, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 11, is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio), mentioned on page 11, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future. A forward P/E ratio is calculated using consensus forecasted earnings per share for the next 12 months.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FRCCX	24611D102
Institutional Class	FRCDX	24611D201
Class R6	FRCEX	24611D300

Performance summaries
Delaware Hedged U.S. Equity Opportunities Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	3 year	5 year	Lifetime
Class A (Est. August 1, 2016)
Excluding sales charge	+14.35%	+10.34%	+10.04%	+9.51%
Including sales charge	+7.76%	+8.17%	+8.75%	+8.26%
Institutional Class (Est. August 1, 2016)
Excluding sales charge	+14.79%	+10.68%	+10.41%	+9.87%
Including sales charge	+14.79%	+10.68%	+10.41%	+9.87%
Class R6 (Est. August 1, 2016)
Excluding sales charge	+14.92%	+10.85%	+10.55%	+10.00%
Including sales charge	+14.92%	+10.85%	+10.55%	+10.00%
Russell 3000 Index (primary benchmark)	+31.88%	+16.00%	+16.85%	+16.36%*
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index
(secondary benchmark)	+23.06%	+12.45%	+12.61%	+12.24%*
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+0.07%	+1.18%	+1.16%	+1.13%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 39. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Hedging seeks to limit downside risks, but it also will limit the Fund’s return potential. This will especially be true during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce the Fund’s returns. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, and/or create a loss.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Futures and options involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.64%, 1.30%, and 1.20% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.85%	1.62%	1.57%
Net expenses (including fee waivers, if any)	1.64%	1.30%	1.20%
Type of waiver	Contractual	Contractual	Contractual

*

The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance summaries
Delaware Hedged U.S. Equity Opportunities Fund

Performance of a $10,000 investment1

Institutional Class and Class A shares
Average annual total returns August 1, 2016 (Fund’s inception) through September 30, 2021

For period beginning August 1, 2016 through September 30, 2021	Starting value	Ending value
Russell 3000 Index (primary benchmark)	$10,000	$28,897
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$18,129
Delaware Hedged U.S. Equity Opportunities Fund — Institutional Class shares	$10,000	$16,260
Delaware Hedged U.S. Equity Opportunities Fund — Class A shares	$9,425	$15,067
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$10,599

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 39. Please note additional details on pages 38 through 41.

The graph also assumes $10,000 invested in the Russell 3000 Index, 70% Russell 3000 Index/30% ICE BofA US 3-Month Treasury Bill Index, and the ICE BofA US 3-Month Treasury Bill Index as of August 1, 2016.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FHEJX	24611D847
Institutional Class	FHEKX	24611D839
Class R6	FHELX	24611D821

Performance summaries
Delaware Premium Income Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	3 year	Lifetime
Class A (Est. April 2, 2018)
Excluding sales charge	+11.96%	+3.14%	+3.58%
Including sales charge	+5.54%	+1.11%	+1.84%
Institutional Class (Est. April 2, 2018)
Excluding sales charge	+12.27%	+3.42%	+3.85%
Including sales charge	+12.27%	+3.42%	+3.85%
Class R6 (Est. April 2, 2018)
Excluding sales charge	+12.54%	+3.61%	+4.04%
Including sales charge	+12.54%	+3.61%	+4.04%
Cboe S&P 500 BuyWrite Index	+21.10%	+4.15%	+5.98%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 43. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee. A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

Writing call options involves risks. By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which an option was written and the premium received by the Fund for writing the option is insufficient to make up for that loss. The Fund will also give up the opportunity to benefit from potential increases in the value of a Fund asset above the option’s exercise price. Nevertheless, the Fund will continue to bear the risk of declines in the value of the covered assets. Derivatives may be difficult to sell, unwind or value.

There is no guarantee that dividend-paying stocks will continue to pay dividends. Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.

Covered call options also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) expenses from exceeding 1.30%, 1.05%, and 0.90% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.44%	1.19%	1.13%
Net expenses (including fee waivers, if any)	1.30%	1.05%	0.90%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance summaries
Delaware Premium Income Fund

Performance of a $10,000 investment1

Institutional Class and Class A shares
Average annual total returns from April 2, 2018 (Fund’s inception) through September 30, 2021

For period beginning April 2, 2018 through September 30, 2021	Starting value	Ending value
Cboe S&P 500 BuyWrite Index	$10,000	$12,306
Delaware Premium Income Fund — Institutional Class shares	$10,000	$11,412
Delaware Premium Income Fund — Class A shares	$9,425	$10,657

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 2, 2018, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 43. Please note additional details on pages 42 through 45.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 2, 2018. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500® Index call options.

The S&P 500 Index, mentioned on page 15, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 15, is a broad composite that tracks the investment grade US bond market.

The Cboe Volatility Index, mentioned on page 15, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The US Consumer Price Index (CPI), mentioned on page 15, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 15, is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio), mentioned on page 16, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future. A forward P/E ratio is calculated using consensus forecasted earnings per share for the next 12 months.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	FPIKX	24611D748
Institutional Class	FPILX	24611D730
Class R6	FPIMX	24611D722

Performance summaries
Delaware Total Return Fund

September 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. April 24, 1990)
Excluding sales charge	+21.77%	+6.73%	+8.32%	—
Including sales charge	+14.74%	+5.47%	+7.68%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+22.06%	+7.09%	—	+6.78%
Including sales charge	+22.06%	+7.09%	—	+6.78%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+22.23%	+7.15%	—	+6.88%
Including sales charge	+22.23%	+7.15%	—	+6.88%
S&P 500 Index (primary benchmark)	+30.00%	+16.90%	+16.63%	+14.86%*
60% S&P 500 Index / 40% Bloomberg US Aggregate Index
(secondary benchmark)	+16.91%	+11.63%	+11.34%	+10.36%*
Bloomberg US Aggregate Index (secondary benchmark)	-0.90%	+2.94%	+3.01%	+2.93%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 47. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15%, 0.91%, and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 1, 2020 to September 30, 2021.* Prior to January 27, 2021, the expense waiver was 0.91% of the Fund’s average daily net assets for Institutional Class shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.17%	0.90%	0.89%
Net expenses (including fee waivers, if any)	1.15%	0.90%	0.79%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report for Class R6 shares is from October 4, 2019 through January 31, 2022, and for Class A and Institutional Class shares is from January 28, 2021 through January 31, 2022.

Performance summaries
Delaware Total Return Fund

Performance of a $10,000 investment1

Class A shares
Average annual total returns from September 30, 2011 through September 30, 2021

For period beginning September 30, 2011 through September 30, 2021	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$46,586
60% S&P 500 Index / 40% Bloomberg US Aggregate Index
(secondary benchmark)	$10,000	$29,275
Delaware Total Return Fund — Class A shares	$9,425	$20,960
Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$13,455

Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2021

For period beginning April 1, 2013 through September 30, 2021	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$34,207
Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$24,735
60% S&P 500 Index / 40% Bloomberg US Aggregate Index
(secondary benchmark)	$10,000	$22,666
Delaware Total Return Fund — Institutional Class shares	$10,000	$17,460

[1]	The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2011, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg US Aggregate

Index (the Fund’s secondary benchmark), and the Bloomberg Aggregate Index (the Fund’s secondary benchmark) as of September 30, 2011.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg US Aggregate Index (the Fund’s secondary benchmark), and the Bloomberg Aggregate Index (the Fund’s secondary benchmark) as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 47. Please note additional details on pages 46 through 49.

Nasdaq
	symbols	CUSIPs
Class A	FITRX	24611D649
Institutional Class	FITUX	24611D631
Class R6	FITVX	24611D623

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade US bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Disclosure of Fund expenses
For the six-month period from April 1, 2021 to September 30, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2021 to September 30, 2021.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Equity Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio	Expenses Paid During Period 4/1/21 to 9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,042.20	1.13%	$5.79
Institutional Class	1,000.00	1,044.80	0.85%	4.36
Class R6	1,000.00	1,044.10	0.81%	4.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72
Institutional Class	1,000.00	1,020.81	0.85%	4.31
Class R6	1,000.00	1,021.01	0.81%	4.10

Delaware Growth and Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio	Expenses Paid During Period 4/1/21 to 9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,044.30	1.07%	$5.48
Institutional Class	1,000.00	1,045.60	0.82%	4.20
Class R6	1,000.00	1,045.70	0.75%	3.85
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.07%	$5.42
Institutional Class	1,000.00	1,020.96	0.82%	4.15
Class R6	1,000.00	1,021.31	0.75%	3.80

Delaware Growth Equity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio	Expenses Paid During Period 4/1/21 to 9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,152.30	1.09%	$5.88
Institutional Class	1,000.00	1,153.60	0.84%	4.53
Class R6	1,000.00	1,154.20	0.75%	4.05
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.09%	$5.52
Institutional Class	1,000.00	1,020.86	0.84%	4.26
Class R6	1,000.00	1,021.31	0.75%	3.80

Disclosure of Fund expenses

Delaware Opportunity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,037.60	1.20%	$6.13
Institutional Class	1,000.00	1,039.20	0.90%	4.60
Class R6	1,000.00	1,039.80	0.78%	3.99
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Institutional Class	1,000.00	1,020.56	0.90%	4.56
Class R6	1,000.00	1,021.16	0.78%	3.95

Delaware Global Equity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,021.50	1.35%	$6.84
Institutional Class	1,000.00	1,023.30	1.07%	5.43
Class R6	1,000.00	1,022.90	1.02%	5.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Institutional Class	1,000.00	1,019.70	1.07%	5.42
Class R6	1,000.00	1,019.95	1.02%	5.16

Delaware Covered Call Strategy Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,037.80	1.31%	$6.69
Institutional Class	1,000.00	1,039.50	1.06%	5.42
Class R6	1,000.00	1,040.40	0.88%	4.50
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.31%	$6.63
Institutional Class	1,000.00	1,019.75	1.06%	5.37
Class R6	1,000.00	1,020.66	0.88%	4.46

Delaware Hedged U.S. Equity Opportunities Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,033.40	1.64%	$8.36
Institutional Class	1,000.00	1,035.70	1.30%	6.63
Class R6	1,000.00	1,036.60	1.20%	6.13
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.64%	$8.29
Institutional Class	1,000.00	1,018.55	1.30%	6.58
Class R6	1,000.00	1,019.05	1.20%	6.07

Disclosure of Fund expenses

Delaware Premium Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,023.40	1.30%	$6.59
Institutional Class	1,000.00	1,024.90	1.05%	5.33
Class R6	1,000.00	1,027.20	0.90%	4.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.30%	$6.58
Institutional Class	1,000.00	1,019.80	1.05%	5.32
Class R6	1,000.00	1,020.56	0.90%	4.56

Delaware Total Return Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/21 to
	4/1/21	9/30/21	Ratio	9/30/21*
Actual Fund return†
Class A	$1,000.00	$1,047.40	1.14%	$5.85
Institutional Class	1,000.00	1,048.50	0.89%	4.57
Class R6	1,000.00	1,048.90	0.79%	4.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.14%	$5.77
Institutional Class	1,000.00	1,020.61	0.89%	4.51
Class R6	1,000.00	1,021.11	0.79%	4.00

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector allocations and top 10 equity holdings
Delaware Equity Income Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.74%
Communication Services	9.66%
Consumer Discretionary	3.74%
Consumer Staples	7.52%
Energy	6.59%
Financials	18.96%
Healthcare	22.56%
Industrials	10.12%
Information Technology	16.35%
Materials	3.75%
Real Estate	0.08%
Utilities	0.41%
Short-Term Investments	0.22%
Total Value of Securities	99.96%
Receivables and Other Assets Net of
Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Johnson & Johnson	4.46%
Cisco Systems	3.97%
Raytheon Technologies	3.70%
Philip Morris International	3.58%
Comcast Class A	3.56%
Verizon Communications	3.54%
Motorola Solutions	3.53%
Exxon Mobil	3.49%
First American Financial	3.33%
Broadcom	3.22%

Security type / sector allocations and top 10 equity holdings
Delaware Growth and Income Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.68%
Communication Services	9.55%
Consumer Discretionary	3.77%
Consumer Staples	7.41%
Energy	6.70%
Financials	18.79%
Healthcare	22.80%
Industrials	10.21%
Information Technology	16.16%
Materials	3.82%
Real Estate	0.07%
Utilities	0.40%
Short-Term Investments	0.25%
Total Value of Securities	99.93%
Receivables and Other Assets Net of
Liabilities	0.07%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Johnson & Johnson	4.49%
Cisco Systems	3.89%
Raytheon Technologies	3.65%
Comcast Class A	3.55%
Philip Morris International	3.53%
Motorola Solutions	3.48%
Verizon Communications	3.46%
ConocoPhillips	3.43%
First American Financial	3.35%
Exxon Mobil	3.27%

Security type / sector allocations and top 10 equity holdings
Delaware Growth Equity Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	98.91%
Communication Services	6.94%
Consumer Discretionary	16.14%
Consumer Staples	2.36%
Financials	9.28%
Healthcare	15.35%
Industrials	11.19%
Information Technology*	36.47%
Materials	1.18%
Short-Term Investments	1.25%
Total Value of Securities	100.16%
Liabilities Net of Receivables and Other
Assets	(0.16% )
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of commercial services, computers, electronics, office/business equipment, semiconductors, and software. As of September 30, 2021, such amounts, as a percentage of total net assets were 3.30%, 11.34%, 1.91%, 3.20%, 5.81%, and 10.91%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	4.88%
Microsoft	4.86%
Alphabet Class A	3.81%
NVIDIA	3.56%
Fortinet	3.33%
PayPal Holdings	3.29%
Tempur Sealy International	3.22%
Zebra Technologies Class A	3.20%
Facebook Class A	3.14%
EPAM Systems	3.13%

Security type / sector allocations and top 10 equity holdings
Delaware Opportunity Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.45%
Basic Industry	8.72%
Business Services	1.49%
Capital Spending	10.27%
Consumer Cyclical	5.53%
Consumer Services	8.61%
Consumer Staples	2.98%
Energy	5.33%
Financial Services	21.08%
Healthcare	6.01%
Real Estate Investment Trusts	7.71%
Technology	12.81%
Transportation	2.99%
Utilities	5.92%
Short-Term Investments	0.66%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other
Assets	(0.11% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	2.61%
Hess	2.25%
Raymond James Financial	2.19%
Quanta Services	2.11%
Synchrony Financial	1.99%
KBR	1.89%
Synopsys	1.84%
Hartford Financial Services Group	1.78%
Agilent Technologies	1.73%
Teradyne	1.70%

Security type / country and sector allocations
Delaware Global Equity Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	98.20%
Denmark	3.01%
France	14.87%
Germany	10.88%
Japan	8.45%
Netherlands	3.83%
Spain	3.20%
Sweden	7.36%
Switzerland	9.98%
United Kingdom	8.71%
United States	27.91%
Exchange-Traded Fund	1.10%
Short-Term Investments	0.17%
Total Value of Securities	99.47%
Receivables and Other Assets Net of
Liabilities	0.53%
Total Net Assets	100.00%

Percentage
Common stock and preferred stock by sector◆	of net assets
Communication Services	5.21%
Consumer Discretionary	9.72%
Consumer Staples*	42.96%
Healthcare	21.98%
Industrials	8.60%
Information Technology	3.20%
Materials	3.52%
Technology	3.01%
Total	98.20%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of beverages, cosmetics/personal care, agricultural products, food retail, packaged foods & meats, household products/ wares, and retail. As of September 30, 2021, such amounts, as a percentage of total net assets were 6.36%, 4.76%, 2.63%, 6.56%, 16.75%, 4.48% and 1.42%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

(continues)                    59

Security type / sector allocations and top 10 equity holdings
Delaware Covered Call Strategy Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

	Percentage
Security type / sector	of net assets
Common Stock ◆	98.49%
Communication Services	8.17%
Consumer Discretionary	15.93%
Consumer Staples	4.83%
Energy	4.58%
Financials	8.94%
Healthcare	9.24%
Industrials	9.36%
Information Technology*	30.57%
Materials	3.42%
Utilities	3.45%
Short-Term Investments	3.38%
Total Value of Securities Before Options
Written	101.87%
Options Written	(1.70%	)
Liabilities Net of Receivables and Other
Assets	(0.17%	)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of computers, diversified financial services, semiconductors, and software. As of September 30, 2021, such amounts, as a percentage of total net assets were 8.92%, 4.35%, 8.88%, and 8.42%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	8.92%
Microsoft	8.42%
Alphabet Class A	5.95%
Home Depot	4.86%
Costco Wholesale	4.83%
Medtronic	4.75%
Texas Instruments	4.53%
Booking Holdings	4.37%
Broadcom	4.36%
BlackRock	3.93%

Security type / sector allocations and top 10 equity holdings
Delaware Hedged U.S. Equity Opportunities Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	94.50%
Communication Services	7.68%
Consumer Discretionary	14.65%
Consumer Staples	6.80%
Energy	1.37%
Financials	12.97%
Healthcare	13.82%
Industrials	10.74%
Information Technology	18.18%
Materials	3.10%
Real Estate	3.09%
Utilities	2.10%
Exchange-Traded Fund	0.45%
Options Purchased	1.20%
Short-Term Investments	3.57%
Total Value of Securities Before Options
Written	99.72%
Options Written	(0.63% )
Receivables and Other Assets Net of
Liabilities	0.91%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Alphabet Class A	2.16%
Microsoft	2.12%
Amazon.com	2.05%
Facebook Class A	1.53%
Apple	1.40%
Chubb	1.37%
Medtronic	1.24%
Marsh & McLennan	1.21%
Johnson & Johnson	1.10%
TJX	1.07%

(continues)                    61

Security type / sector allocations and top 10 equity holdings
Delaware Premium Income Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	117.14%
Communication Services	8.58%
Consumer Discretionary	13.45%
Consumer Staples	6.88%
Energy	10.28%
Financials	14.17%
Healthcare	13.84%
Industrials	16.38%
Information Technology*	31.40%
Materials	2.16%
Short-Term Investments	2.82%
Total Value of Securities Before Options
Written	119.96%
Options Written	(19.95%)
Liabilities Net of Receivables and Other
Assets	(0.01%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of computers, energy-alternate sources, semiconductors, software, and telecommunications. As of September 30, 2021, such amounts, as a percentage of total net assets were 4.34%, 2.02%, 12.04%, 2.92%, and 10.08%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Broadcom	10.45%
ConocoPhillips	5.70%
Corning	5.37%
Home Depot	4.90%
Pfizer	4.75%
Cisco Systems	4.70%
Chevron	4.58%
Lockheed Martin	4.58%
CSX	4.38%
Apple	4.34%

Security type / sector allocations and top 10 equity holdings
Delaware Total Return Fund

As of September 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Mortgage-Backed Securities	3.07%
Collateralized Debt Obligations	0.27%
Convertible Bonds	6.73%
Corporate Bonds	12.62%
Banking	1.30%
Basic Industry	1.04%
Brokerage	0.06%
Capital Goods	0.34%
Communications	1.43%
Consumer Cyclical	1.17%
Consumer Non-Cyclical	0.79%
Energy	2.05%
Financials	0.61%
Healthcare	0.45%
Insurance	0.47%
Media	0.63%
Real Estate Investment Trusts	0.21%
Services	0.19%
Technology	0.88%
Transportation	0.19%
Utilities	0.81%
Non-Agency Asset-Backed Securities	0.18%
Non-Agency Commercial Mortgage-Backed
Securities	0.99%
Sovereign Bonds	1.84%
Armenia	0.04%
Colombia	0.12%
Dominican Republic	0.19%
Egypt	0.13%
Gabon	0.04%
Honduras	0.04%
Indonesia	0.03%
Ivory Coast	0.12%
Malaysia	0.14%
Mongolia	0.06%
Morocco	0.12%
North Macedonia	0.03%
Paraguay	0.17%
Peru	0.10%
Romania	0.02%
Senegal	0.04%
Serbia	0.10%
Turkey	0.04%
Ukraine	0.08%
Uruguay	0.11%
Uzbekistan	0.12%
Supranational Banks	0.15%
US Treasury Obligations	2.29%
Common Stock	58.81%
Communication Services	4.47%
Consumer Discretionary	7.90%
Consumer Staples	5.34%
Energy	2.74%
Financials	7.13%
Healthcare	8.52%
Industrials	3.21%
Information Technology	13.24%
Materials	1.07%
REIT Diversified	0.05%
REIT Healthcare	0.51%
REIT Hotel	0.31%
REIT Industrial	0.40%
REIT Information Technology	0.32%
REIT Mall	0.10%
REIT Manufactured Housing	0.11%
REIT Multifamily	1.05%
REIT Office	0.26%
REIT Self-Storage	0.55%
REIT Shopping Center	0.27%
REIT Single Tenant	0.21%
REIT Specialty	0.08%
Utilities	0.97%
Convertible Preferred Stock	1.46%
Exchange-Traded Funds	4.69%
Limited Liability Corporation	1.73%
Short-Term Investments	5.16%

(continues)                    63

Security type / sector allocations and top 10 equity holdings
Delaware Total Return Fund

Percentage
Security type / sector	of net assets
Total Value of Securities	99.99%
Receivables and Other Assets Net of
Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	2.02%
Microsoft	1.88%
Johnson & Johnson	1.23%
Broadcom	1.10%
Lowe’s	1.08%
ConocoPhillips	1.05%
Merck & Co.	1.02%
Verizon Communications	1.02%
MetLife	0.97%
Amazon.com	0.92%

Schedules of investments
Delaware Equity Income Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.74%
Communication Services – 9.66%
AT&T	277,723	$7,501,298
Comcast Class A	185,628	10,382,174
Verizon Communications	191,311	10,332,707
		28,216,179
Consumer Discretionary – 3.74%
Lowe’s	13,334	2,704,935
TJX	124,461	8,211,937
		10,916,872
Consumer Staples – 7.52%
Altria Group	97,007	4,415,759
Archer-Daniels-Midland	13,394	803,774
Herbalife Nutrition †	35,548	1,506,524
Mondelez International Class A	82,134	4,778,556
Philip Morris International	110,300	10,455,337
		21,959,950
Energy – 6.59%
ConocoPhillips	133,681	9,059,561
Exxon Mobil	173,372	10,197,741
		19,257,302
Financials – 18.96%
Allstate	67,046	8,535,626
American Financial Group	5,434	683,760
American International Group	111,419	6,115,789
Discover Financial Services	9,254	1,136,854
First American Financial	145,106	9,729,357
MetLife	119,353	7,367,661
Old Republic International	184,973	4,278,425
OneMain Holdings	57,085	3,158,513
Synchrony Financial	127,937	6,253,561
Truist Financial	138,323	8,112,644
		55,372,190
Healthcare – 22.56%
AbbVie	44,752	4,827,398
AmerisourceBergen	31,499	3,762,556
Bristol-Myers Squibb	144,350	8,541,189
Cardinal Health	42,114	2,082,958
Cigna	30,300	6,064,848
CVS Health	65,468	5,555,614
Gilead Sciences	58,762	4,104,526
Johnson & Johnson	80,588	13,014,962
Merck & Co.	113,861	8,552,100
Pfizer	55,594	2,391,098
Viatris	514,205	6,967,478
		65,864,727
Industrials – 10.12%
Emerson Electric	42,593	4,012,260
Honeywell International	25,685	5,452,412
Northrop Grumman	25,765	9,279,265
Raytheon Technologies	125,841	10,817,292
		29,561,229
Information Technology – 16.35%
Broadcom	19,389	9,402,308
Cisco Systems	212,768	11,580,962
Cognizant Technology Solutions
Class A	116,683	8,659,046
HP	100,578	2,751,814
Motorola Solutions	44,437	10,323,604
Oracle	46,764	4,074,547
Western Union	46,563	941,504
		47,733,785
Materials – 3.75%
DuPont de Nemours	119,997	8,158,596
Newmont	51,219	2,781,192
		10,939,788
Real Estate – 0.08%
Equity Residential	2,881	233,131
		233,131
Utilities – 0.41%
NRG Energy	29,047	1,185,989
		1,185,989
Total Common Stock
(cost $257,730,922)		291,241,142

Short-Term Investments – 0.22%
Money Market Mutual Funds – 0.22%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	163,431	163,431
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	163,431	163,431
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	163,431	163,431

Schedules of investments
Delaware Equity Income Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	163,431	$163,431
Total Short-Term Investments
(cost $653,724)		653,724
Total Value of
Securities–99.96%
(cost $258,384,646)		$291,894,866

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth and Income Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.68%
Communication Services – 9.55%
AT&T	981,296	$26,504,805
Comcast Class A	660,714	36,953,734
Verizon Communications	667,858	36,071,011
		99,529,550
Consumer Discretionary – 3.77%
Lowe’s	47,605	9,657,150
TJX	448,677	29,603,709
		39,260,859
Consumer Staples – 7.41%
Altria Group	346,842	15,788,248
Archer-Daniels-Midland	52,426	3,146,084
Herbalife Nutrition †	123,440	5,231,387
Mondelez International
Class A	279,301	16,249,732
Philip Morris International	387,800	36,759,562
		77,175,013
Energy – 6.70%
ConocoPhillips	528,327	35,804,721
Exxon Mobil	578,820	34,046,192
		69,850,913
Financials – 18.79%
Allstate	237,781	30,271,899
American Financial Group	19,309	2,429,651
American International
Group	402,713	22,104,917
Discover Financial Services	32,650	4,011,053
First American Financial	520,599	34,906,163
MetLife	411,460	25,399,426
Old Republic International	648,640	15,003,043
OneMain Holdings	198,291	10,971,441
Synchrony Financial	453,274	22,156,033
Truist Financial	487,412	28,586,714
		195,840,340
Healthcare – 22.80%
AbbVie	160,286	17,290,051
AmerisourceBergen	114,040	13,622,078
Bristol-Myers Squibb	558,333	33,036,564
Cardinal Health	151,732	7,504,665
Cigna	106,438	21,304,630
CVS Health	232,160	19,701,097
Gilead Sciences	215,359	15,042,826
Johnson & Johnson	289,514	46,756,511
Merck & Co.	398,332	29,918,716
Pfizer	198,963	8,557,399
Viatris	1,830,524	24,803,600
		237,538,137
Industrials – 10.21%
Emerson Electric	153,077	14,419,853
Honeywell International	94,681	20,098,883
Northrop Grumman	94,025	33,863,104
Raytheon Technologies	442,282	38,018,561
		106,400,401
Information Technology – 16.16%
Broadcom	69,501	33,703,120
Cisco Systems	744,932	40,546,649
Cognizant Technology
Solutions Class A	411,757	30,556,487
HP	349,143	9,552,552
Motorola Solutions	156,314	36,314,869
Oracle	165,908	14,455,564
Western Union	162,628	3,288,338
		168,417,579
Materials – 3.82%
DuPont de Nemours	433,464	29,471,217
Newmont	190,683	10,354,087
		39,825,304
Real Estate – 0.07%
Equity Residential	8,737	706,998
		706,998
Utilities – 0.40%
NRG Energy	102,895	4,201,203
		4,201,203
Total Common Stock
(cost $902,506,123)		1,038,746,297

Short-Term Investments – 0.25%
Money Market Mutual Funds – 0.25%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	644,190	644,190
Fidelity Investments Money
Market Government
Portfolio – Class I (seven-
day effective yield 0.01%)	644,190	644,190
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	644,190	644,190

Schedules of investments
Delaware Growth and Income Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	644,191	$644,191
Total Short-Term Investments
(cost $2,576,761)		2,576,761
Total Value of
Securities–99.93%
(cost $905,082,884)		$1,041,323,058

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth Equity Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.91%◆
Communication Services – 6.94%
Alphabet Class A †	8,550	$22,858,596
Facebook Class A †	55,490	18,832,751
		41,691,347
Consumer Discretionary – 16.14%
Amazon.com †	4,760	15,636,790
AutoZone †	8,300	14,093,317
Deckers Outdoor †	48,850	17,595,770
Lowe’s	69,160	14,029,798
Target	71,031	16,249,762
Tempur Sealy International	416,730	19,340,439
		96,945,876
Consumer Staples – 2.36%
Costco Wholesale	31,500	14,154,525
		14,154,525
Financials – 9.28%
Ameriprise Financial	54,370	14,360,204
Capital One Financial	94,520	15,309,405
JPMorgan Chase & Co.	81,180	13,288,354
US Bancorp	214,460	12,747,502
		55,705,465
Healthcare – 15.35%
Encompass Health	182,000	13,657,280
Envista Holdings †	320,660	13,406,795
HCA Healthcare	57,200	13,883,584
IQVIA Holdings †	53,600	12,839,344
Merck & Co.	110,680	8,313,175
Thermo Fisher Scientific	21,970	12,552,120
West Pharmaceutical Services	41,300	17,533,502
		92,185,800
Industrials – 11.19%
Dover	90,570	14,083,635
EMCOR Group	108,470	12,515,269
Parker-Hannifin	53,640	14,998,817
Rockwell Automation	44,300	13,025,972
United Parcel Service Class B	69,110	12,584,931
		67,208,624
Information Technology – 36.47%
Adobe †	32,500	18,710,900
Apple	207,278	29,329,837
Arrow Electronics †	102,220	11,478,284
Cadence Design Systems †	116,160	17,591,270
EPAM Systems †	32,953	18,799,027
Fortinet †	68,440	19,987,218
KLA	40,500	13,547,655
Microsoft	103,540	29,189,997
NVIDIA	103,080	21,354,053
PayPal Holdings †	76,050	19,788,970
Zebra Technologies Class A †	37,307	19,228,774
		219,005,985
Materials – 1.18%
International Paper	127,210	7,113,583
		7,113,583
Total Common Stock
(cost $344,554,586)		594,011,205

Short-Term Investments – 1.25%
Money Market Mutual Funds – 1.25%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	1,870,480	1,870,480
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	1,870,481	1,870,481
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	1,870,481	1,870,481
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	1,870,481	1,870,481
Total Short-Term Investments
(cost $7,481,923)		7,481,923
Total Value of
Securities–100.16%
(cost $352,036,509)		$601,493,128

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Opportunity Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 99.45%
Basic Industry – 8.72%
Alcoa †	99,600	$4,874,424
Axalta Coating Systems †	137,500	4,013,625
Berry Global Group †	135,900	8,273,592
Celanese	47,100	7,095,144
Crown Holdings	65,600	6,611,168
Graphic Packaging Holding	385,900	7,347,536
Huntsman	380,000	11,244,200
Louisiana-Pacific	81,800	5,020,066
Newmont	65,000	3,529,500
		58,009,255
Business Services – 1.49%
Brink’s	85,600	5,418,480
ManpowerGroup	41,500	4,493,620
		9,912,100
Capital Spending – 10.27%
AECOM †	138,200	8,727,330
AMETEK	32,200	3,993,122
Gates Industrial †	298,000	4,848,460
ITT	129,700	11,133,448
KBR	318,600	12,552,840
Oshkosh	65,200	6,674,524
Quanta Services	123,500	14,056,770
United Rentals †	18,100	6,351,833
		68,338,327
Consumer Cyclical – 5.53%
Aptiv †	52,400	7,806,028
DR Horton	130,200	10,932,894
Johnson Controls International	133,200	9,068,256
Stanley Black & Decker	51,100	8,958,341
		36,765,519
Consumer Services – 8.61%
AutoZone †	5,400	9,169,146
Cable One	2,500	4,532,825
Darden Restaurants	36,800	5,574,096
Dollar Tree †	46,100	4,412,692
Hasbro	49,900	4,452,078
Marriott International Class A †	65,100	9,640,659
Polaris	45,600	5,456,496
PVH †	25,700	2,641,703
Ross Stores	37,800	4,114,530
VF	67,300	4,508,427
ViacomCBS Class B	71,100	2,809,161
		57,311,813
Consumer Staples – 2.98%
Campbell Soup	56,600	2,366,446
Conagra Brands	128,200	4,342,134
Kellogg	67,700	4,327,384
Tyson Foods Class A	56,500	4,460,110
US Foods Holding †	124,300	4,308,238
		19,804,312
Energy – 5.33%
Cabot Oil & Gas	304,800	6,632,448
Hess	191,900	14,989,309
Marathon Oil	713,400	9,752,178
Valero Energy	57,700	4,071,889
		35,445,824
Financial Services – 21.08%
Affiliated Managers Group	42,600	6,436,434
Allstate	78,000	9,930,180
American Financial Group	38,000	4,781,540
Assurant	45,900	7,240,725
East West Bancorp	223,600	17,337,944
Globe Life	63,200	5,626,696
Hancock Whitney	162,265	7,645,927
Hartford Financial Services
Group	168,700	11,851,175
KeyCorp	512,500	11,080,250
Raymond James Financial	157,650	14,547,942
Reinsurance Group of America	54,400	6,052,544
Signature Bank	34,500	9,393,660
Synchrony Financial	271,500	13,270,920
Synovus Financial	163,300	7,167,237
Western Alliance Bancorp	72,300	7,867,686
		140,230,860
Healthcare – 6.01%
AmerisourceBergen	53,300	6,366,685
Quest Diagnostics	57,700	8,384,387
Service Corp. International	93,500	5,634,310
STERIS	31,300	6,393,964
Syneos Health †	59,300	5,187,564
Zimmer Biomet Holdings	54,600	7,991,256
		39,958,166
Real Estate Investment Trusts – 7.71%
Apartment Income REIT	130,729	6,380,882
Brandywine Realty Trust	377,300	5,063,366
Host Hotels & Resorts †	263,300	4,299,689
Kimco Realty	330,900	6,866,175
Life Storage	58,650	6,729,501
MGM Growth Properties
Class A	198,100	7,587,230
Outfront Media	242,300	6,105,960
Spirit Realty Capital	179,100	8,245,764
		51,278,567
Technology – 12.81%
Agilent Technologies	73,200	11,531,196

	Number of
	shares	Value (US $)
Common Stock (continued)
Technology (continued)
Avnet	138,800	$5,131,436
Ciena †	106,500	5,468,775
Citrix Systems	15,700	1,685,709
Fiserv †	28,400	3,081,400
Flex †	440,000	7,779,200
Keysight Technologies †	56,600	9,298,814
ON Semiconductor †	148,500	6,796,845
Qorvo †	50,500	8,443,095
Synopsys †	40,800	12,215,928
Teradyne	103,700	11,320,929
Western Digital †	44,200	2,494,648
		85,247,975
Transportation — 2.99%
CSX	98,200	2,920,468
JB Hunt Transport Services	29,100	4,866,102
Kirby †	73,500	3,525,060
Southwest Airlines †	166,500	8,563,095
		19,874,725
Utilities — 5.92%
CMS Energy	120,700	7,209,411
Edison International	80,400	4,459,788
MDU Resources Group	152,000	4,509,840
NRG Energy	160,500	6,553,215
Public Service Enterprise Group	140,600	8,562,540
WEC Energy Group	50,000	4,410,000
Xcel Energy	59,300	3,706,250
		39,411,044
Total Common Stock
(cost $487,648,819)		661,588,487

Short-Term Investments – 0.66%
Money Market Mutual Funds – 0.66%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	1,101,139	1,101,139
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	1,101,139	1,101,139
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	1,101,139	1,101,139
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	1,101,140	1,101,140
Total Short-Term Investments
(cost $4,404,557)		4,404,557
Total Value of
Securities–100.11%
(cost $492,053,376)		$665,993,044

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Global Equity Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.20%Δ
Denmark – 3.01%
Novo Nordisk Class B	77,790	$7,498,145
		7,498,145
France – 14.87%
Air Liquide	54,770	8,771,972
Danone	137,420	9,369,014
Orange	542,020	5,861,873
Publicis Groupe	106,170	7,132,268
Sodexo †	68,110	5,952,522
		37,087,649
Germany – 10.88%
adidas AG	18,510	5,816,889
Fresenius Medical Care AG &
Co.	137,380	9,636,426
Knorr-Bremse	38,910	4,163,043
SAP	55,550	7,511,983
		27,128,341
Japan – 8.45%
Asahi Group Holdings	97,100	4,685,598
Kao	101,400	6,034,679
Lawson	72,300	3,551,545
Seven & i Holdings	149,400	6,801,352
		21,073,174
Netherlands – 3.83%
Koninklijke Ahold Delhaize	286,710	9,546,909
		9,546,909
Spain – 3.20%
Amadeus IT Group †	121,180	7,970,231
		7,970,231
Sweden – 7.36%
Essity Class B	188,250	5,838,382
H & M Hennes & Mauritz
Class B †	200,905	4,066,642
Securitas Class B	532,800	8,432,954
		18,337,978
Switzerland – 9.98%
Nestle	85,780	10,335,638
Roche Holding	23,700	8,649,788
Swatch Group	22,620	5,901,145
		24,886,571
United Kingdom – 8.71%
Diageo	230,530	11,161,112
Next	22,640	2,490,420
Smith & Nephew	467,960	8,061,938
		21,713,470
United States – 27.91%
3M	36,590	6,418,618
Clorox	17,120	2,835,243
Conagra Brands	174,290	5,903,202
General Mills	110,620	6,617,288
Henry Schein †	103,420	7,876,467
Ingredion	73,580	6,549,356
Kimberly-Clark	62,940	8,335,774
Lamb Weston Holdings	155,640	9,551,627
Merck & Co.	107,960	8,108,876
Parker-Hannifin	8,690	2,429,898
Pfizer	115,520	4,968,515
		69,594,864
Total Common Stock
(cost $228,325,104)		244,837,332

Exchange-Traded Fund – 1.10%
Vanguard S&P 500 ETF	6,980	2,752,912
Total Exchange-Traded Fund
(cost $2,782,179)		2,752,912

Short-Term Investments – 0.17%
Money Market Mutual Funds – 0.17%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	105,783	105,783
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	105,783	105,783
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	105,783	105,783
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	105,784	105,784
Total Short-Term Investments
(cost $423,133)		423,133
Total Value of
Securities–99.47%
(cost $231,530,416)		$248,013,377

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 59 in “Security type / country and sector allocations.”
†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at September 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
BNYM	DKK	(175,365)	USD	27,253	10/4/21	$(65)
BNYM	EUR	(27,853)	USD	32,191	10/4/21	(75)
BNYM	JPY	(2,018,590)	USD	18,081	10/4/21	(57)
BNYM	SEK	(300,859)	USD	34,279	10/4/21	(88)
Total Foreign Currency Exchange Contracts						$(285)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
ETF – Exchange-Traded Fund
GS – Goldman Sachs
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:
DKK – Danish Krone
EUR – European Monetary Unit
JPY – Japanese Yen
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Covered Call Strategy Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.49%◆
Communication Services – 8.17%
Alphabet Class A ~, †	2,900	$7,753,208
Facebook Class A ~, †	8,500	2,884,815
		10,638,023
Consumer Discretionary – 15.93%
Amazon.com ~, †	600	1,971,024
Booking Holdings ~, †	2,400	5,697,288
Home Depot ~	19,300	6,335,418
Tesla ~, †	3,300	2,559,084
Whirlpool ~	20,500	4,179,130
		20,741,944
Consumer Staples – 4.83%
Costco Wholesale ~	14,000	6,290,900
		6,290,900
Energy – 4.58%
Chevron ~	27,600	2,800,020
Exxon Mobil ~	53,800	3,164,516
		5,964,536
Financials – 8.94%
Bank of America ~	95,200	4,041,240
BlackRock ~	6,100	5,115,826
JPMorgan Chase & Co. ~	15,200	2,488,088
		11,645,154
Healthcare – 9.24%
Bristol-Myers Squibb ~	37,500	2,218,875
Medtronic ~	49,300	6,179,755
UnitedHealth Group ~	9,300	3,633,882
		12,032,512
Industrials – 9.36%
Lockheed Martin ~	12,300	4,244,730
Raytheon Technologies ~	24,900	2,140,404
Southwest Airlines ~, †	62,100	3,193,803
Union Pacific ~	13,300	2,606,933
		12,185,870
Information Technology – 30.57%
Apple ~	82,100	11,617,150
Broadcom ~	11,700	5,673,681
Mastercard Class A ~	11,800	4,102,624
Microsoft ~	38,900	10,966,688
Texas Instruments ~	30,700	5,900,847
Visa Class A ~	7,000	1,559,250
		39,820,240
Materials – 3.42%
PPG Industries ~	31,200	4,461,912
		4,461,912
Utilities – 3.45%
NextEra Energy ~	57,200	4,491,344
		4,491,344
Total Common Stock
(cost $84,372,562)		128,272,435

Short-Term Investments – 3.38%
Money Market Mutual Funds – 3.38%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.03%)	1,100,214	1,100,214
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	1,100,214	1,100,214
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.03%)	1,100,214	1,100,214
Morgan Stanley Government
Portfolio – Institutional
Share Class (seven-day
effective yield 0.03%)	1,100,214	1,100,214
Total Short-Term Investments
(cost $4,400,856)		4,400,856
Total Value of Securities Before
Options Written–101.87%
(cost $88,773,418)		132,673,291

	Number of
	contracts
Options Written – (1.70%)
Equity Call Options – (1.70%)
Alphabet, strike price $3,000,
expiration date 11/19/21,
notional amount
$(8,700,000)	(29)	(46,110)
Amazon.com, strike price
$3,480, expiration date
10/15/21, notional amount
$(2,088,000)	(6)	(5,670)
Apple, strike price $150,
expiration date 11/19/21,
notional amount
$(12,315,000)	(821)	(203,197)
Bank of America, strike price
$42, expiration date
11/19/21, notional amount
$(1,911,000)	(455)	(98,052)

	Number of
	contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Bank of America, strike price
$44, expiration date
10/15/21, notional amount
$(2,186,800)	(497)	$(23,359)
BlackRock, strike price $940,
expiration date 10/15/21,
notional amount
$(5,734,000)	(61)	(6,100)
Booking Holdings, strike price
$2,415, expiration date
11/19/21, notional amount
$(5,796,000)	(24)	(232,320)
Bristol-Myers Squibb, strike
price $65, expiration date
11/19/21, notional amount
$(2,437,500)	(375)	(18,562)
Broadcom, strike price $520,
expiration date 11/19/21,
notional amount
$(6,084,000)	(117)	(64,935)
Chevron, strike price $105,
expiration date 10/15/21,
notional amount
$(2,898,000)	(276)	(26,772)
Costco Wholesale, strike price
$460, expiration date
12/17/21, notional amount
$(6,440,000)	(140)	(172,900)
Exxon Mobil, strike price $60,
expiration date 10/15/21,
notional amount
$(3,228,000)	(538)	(49,765)
Facebook, strike price $365,
expiration date 11/19/21,
notional amount
$(3,102,500)	(85)	(58,225)
Home Depot, strike price $335,
expiration date 10/15/21,
notional amount
$(6,465,500)	(193)	(64,655)
JPMorgan Chase & Co., strike
price $160, expiration date
10/15/21, notional amount
$(2,432,000)	(152)	(85,500)
Lockheed Martin, strike price
$370, expiration date
10/15/21, notional amount
$(4,551,000)	(123)	(4,305)
Mastercard, strike price $370,
expiration date 10/15/21,
notional amount
$(4,366,000)	(118)	(11,446)
Medtronic, strike price $130,
expiration date 10/15/21,
notional amount
$(6,409,000)	(493)	(35,496)
Microsoft, strike price $305,
expiration date 11/19/21,
notional amount
$(11,864,500)	(389)	(124,480)
NextEra Energy, strike price
$85, expiration date
11/19/21, notional amount
$(4,862,000)	(572)	(41,470)
PPG Industries, strike price
$170, expiration date
10/15/21, notional amount
$(5,304,000)	(312)	(7,800)
Raytheon Technologies, strike
price $90, expiration date
10/15/21, notional amount
$(2,241,000)	(249)	(8,840)
Southwest Airlines, strike price
$55, expiration date
11/19/21, notional amount
$(3,415,500)	(621)	(80,419)
Tesla, strike price $640,
expiration date 11/19/21,
notional amount
$(2,112,000)	(33)	(519,585)
Texas Instruments, strike price
$200, expiration date
11/19/21, notional amount
$(6,140,000)	(307)	(116,660)
Union Pacific, strike price $215,
expiration date 11/19/21,
notional amount
$(2,859,500)	(133)	(18,421)

Schedules of investments
Delaware Covered Call Strategy Fund

	Number of
	contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
UnitedHealth Group, strike price
$440, expiration date
10/15/21, notional amount
$(4,092,000)	(93)	$(2,744)
Visa, strike price $240,
expiration date 10/15/21,
notional amount
$(1,680,000)	(70)	(2,065)
Whirlpool, strike price $220,
expiration date 11/19/21,
notional amount
$(4,510,000)	(205)	(82,000)
Total Options Written
(premium received $3,312,478)		$(2,211,853)

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral with outstanding options written.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund
September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 94.50%
Communication Services – 7.68%
Activision Blizzard	1,887	$146,035
Alphabet Class A †	564	1,507,865
Alphabet Class C †	127	338,494
AT&T	3,182	85,946
Cable One	210	380,757
Charter Communications
Class A †	94	68,391
Electronic Arts	1,351	192,180
Facebook Class A †	3,141	1,066,024
Match Group †	1,198	188,074
Pinterest Class A †	2,133	108,676
Roku †	526	164,822
Snap Class A †	5,093	376,220
Spotify Technology †	1,273	286,858
T-Mobile US †	1,323	169,027
Twitter †	2,351	141,977
Verizon Communications	1,616	87,280
ZoomInfo Technologies Class A †	800	48,952
		5,357,578
Consumer Discretionary – 14.65%
Airbnb Class A †	4,098	687,440
Alibaba Group Holding ADR †	592	87,646
Amazon.com †	436	1,432,277
Arrival †	6,194	81,451
Booking Holdings †	96	227,892
CarMax †	2,658	340,118
Carter’s	2,078	202,065
Chegg †	1,517	103,186
Chewy Class A †	2,394	163,055
Chipotle Mexican Grill †	114	207,197
Choice Hotels International	1,631	206,109
Compass Group †	14,595	298,485
Denny’s †	6,183	101,030
Dollar General	469	99,494
Dollar Tree †	2,577	246,670
DraftKings Class A †	4,895	235,743
Etsy †	1,080	224,597
Five Below †	729	128,895
Garmin	2,046	318,071
General Motors †	2,009	105,894
Genuine Parts	869	105,349
Las Vegas Sands †	4,814	176,192
Lennar Class A	1,452	136,023
Lululemon Athletica †	1,066	431,410
McDonald’s	2,781	670,527
MercadoLibre †	112	188,093
NIKE Class B	3,694	536,480
NVR †	114	546,525
Penn National Gaming †	3,528	255,639
Polaris	940	112,480
Ross Stores	2,290	249,267
Six Flags Entertainment †	2,926	124,355
Steven Madden	4,094	164,415
Thor Industries	1,395	171,250
TJX	11,249	742,209
Wyndham Hotels & Resorts	1,431	110,459
		10,217,988
Consumer Staples – 6.80%
Clorox	470	77,837
Coca-Cola	9,653	506,493
Colgate-Palmolive	9,685	731,992
Constellation Brands Class A	970	204,369
Costco Wholesale	243	109,192
Diageo	12,335	597,199
General Mills	1,198	71,664
Hormel Foods	1,883	77,203
Kellogg	1,398	89,360
Keurig Dr Pepper	6,833	233,415
PepsiCo	4,433	666,768
Philip Morris International	3,236	306,740
Procter & Gamble	4,061	567,728
Sovos Brands †	1,828	25,501
Sysco	801	62,879
Tyson Foods Class A	2,379	187,798
US Foods Holding †	4,079	141,378
Walmart	612	85,301
		4,742,817
Energy – 1.37%
Baker Hughes	3,903	96,521
Canadian Natural Resources	6,475	236,596
ConocoPhillips	1,170	79,291
Diamondback Energy	2,481	234,876
Halliburton	2,946	63,693
Schlumberger	3,630	107,593
SolarEdge Technologies †	525	139,241
		957,811
Financials – 12.97%
AerCap Holdings †	2,792	161,406
Alleghany †	225	140,492
American Express	3,562	596,742
Arthur J Gallagher & Co.	754	112,082
Assurant	996	157,119
Athene Holding Class A †	2,634	181,404
Bank of America	9,317	395,507
Berkshire Hathaway Class B †	1,127	307,603
Brown & Brown	1,956	108,460
Charles Schwab	8,662	630,940
Chubb	5,511	956,048

Schedules of investments
Delaware Hedged U.S. Equity Opportunities Fund

	Number of
	shares	Value (US $)
Common Stock (continued)
Financials (continued)
CNO Financial Group	9,426	$221,888
Coinbase Global Class A †	265	60,282
Credit Acceptance †	479	280,359
Equitable Holdings	3,540	104,926
First Citizens BancShares Class A	143	120,573
First Republic Bank	813	156,811
Hanover Insurance Group	870	112,769
Intercontinental Exchange	835	95,875
Kemper	1,315	87,829
M&T Bank	3,084	460,565
Markel †	250	298,782
MarketAxess Holdings	175	73,621
Marsh & McLennan	5,566	842,859
MetLife	4,415	272,538
Moody’s	272	96,590
Progressive	1,865	168,577
Raymond James Financial	2,517	232,269
S&P Global	379	161,033
Tradeweb Markets Class A	1,474	119,070
Travelers	811	123,280
Voya Financial	5,088	312,352
Western Alliance Bancorp	2,327	253,224
White Mountains Insurance
Group	83	88,778
Willis Towers Watson	409	95,076
Zions Bancorp	7,322	453,159
		9,040,888
Healthcare – 13.82%
Abbott Laboratories	496	58,592
ABIOMED †	507	165,039
Acadia Healthcare †	1,700	108,426
Agilent Technologies	669	105,388
Align Technology †	578	384,619
Allakos †	1,130	119,633
AstraZeneca ADR	3,158	189,669
Baxter International	4,860	390,890
Becton Dickinson and Co.	533	131,022
Biogen †	231	65,371
Boston Scientific †	3,637	157,809
Bristol-Myers Squibb	1,443	85,382
Centene †	3,103	193,348
Cerner	1,221	86,105
CVS Health	2,486	210,962
Danaher	1,560	474,926
Dexcom †	627	342,881
Elanco Animal Health †	3,532	112,635
Eli Lilly & Co.	946	218,573
Encompass Health	2,217	166,364
Exact Sciences †	1,238	118,167
GoodRx Holdings Class A †	3,486	142,996
Humana	399	155,271
Illumina †	534	216,596
Insulet †	1,270	360,972
Integra LifeSciences
Holdings †	1,939	132,783
Johnson & Johnson	4,736	764,864
Kodiak Sciences †	1,737	166,717
Laboratory Corp. of America
Holdings †	318	89,498
Medtronic	6,912	866,419
Merck & Co.	1,130	84,874
Molina Healthcare †	600	162,786
Multiplan †	13,782	77,593
Oak Street Health †	2,314	98,414
Organon & Co.	3,473	113,880
Pfizer	2,393	102,923
PTC Therapeutics †	4,041	150,366
Regeneron Pharmaceuticals †	287	173,687
Seagen †	2,323	394,445
STERIS	44	8,988
Stryker	800	210,976
Teleflex	577	217,269
Thermo Fisher Scientific	189	107,981
UnitedHealth Group	1,680	656,443
Veeva Systems Class A †	497	143,221
Vertex Pharmaceuticals †	822	149,103
		9,634,866
Industrials – 10.74%
Airbus †	839	111,231
AMERCO	270	174,428
Canadian National Railway	1,816	210,447
Carlisle	688	136,767
CH Robinson Worldwide	995	86,565
Cintas	755	287,398
Clean Harbors †	1,519	157,778
Colfax †	3,660	167,994
Copart †	4,129	572,775
CoStar Group †	2,330	200,520
CRH	1,564	73,392
Expeditors International of
Washington	2,575	306,760
Fastenal	3,761	194,105
Fortive	1,802	127,167
IDEX	1,117	231,163
IHS Markit	751	87,582
II-VI †	3,288	195,176
Ingersoll Rand †	2,487	125,370
JB Hunt Transport Services	1,264	211,366

	Number of
	shares	Value (US $)
Common Stock (continued)
Industrials (continued)
JELD-WEN Holding †	4,464	$111,734
Johnson Controls International	2,870	195,390
Kennametal	2,855	97,727
Lennox International	742	218,274
Lockheed Martin	1,397	482,105
Middleby †	1,564	266,678
Northrop Grumman	1,893	681,764
PACCAR	2,125	167,705
Raytheon Technologies	3,500	300,860
Rollins	2,347	82,919
SPX FLOW	1,599	116,887
Union Pacific	2,270	444,943
Waste Connections	846	106,537
Westinghouse Air Brake
Technologies	6,420	553,468
		7,484,975
Information Technology – 18.18%
Accenture Class A	1,442	461,325
Advanced Micro Devices †	3,656	376,202
Amphenol Class A	1,134	83,043
ANSYS †	226	76,942
Apple	6,913	978,189
Arista Networks †	844	290,032
Automatic Data Processing	537	107,357
Black Knight †	1,840	132,480
Booz Allen Hamilton Holding	1,052	83,476
Broadcom	390	189,123
CDW	1,232	224,249
Cisco Systems	4,835	263,169
Cognizant Technology Solutions
Class A	3,053	226,563
Constellation Software	229	375,162
EPAM Systems †	147	83,861
F5 Networks †	1,802	358,202
Fair Isaac †	500	198,965
Fidelity National Information
Services	1,214	147,720
First Solar †	2,162	206,385
Fleetcor Technologies †	1,464	382,499
Flex †	13,025	230,282
Genpact	6,922	328,864
GoDaddy Class A †	2,183	152,155
Guidewire Software †	1,658	197,086
Intel	1,532	81,625
Jack Henry & Associates	567	93,022
KLA	269	89,983
Leidos Holdings	4,998	480,458
Lumentum Holdings †	3,995	333,742
Marvell Technology	2,195	132,380
Mastercard Class A	1,200	417,216
Micron Technology	1,975	140,185
Microsoft	5,244	1,478,388
MKS Instruments	1,666	251,416
MongoDB †	384	181,060
Motorola Solutions	336	78,060
NXP Semiconductors	446	87,358
Oracle	1,414	123,202
Paychex	1,004	112,900
Paycom Software †	774	383,710
Q2 Holdings †	366	29,331
RingCentral Class A †	686	149,205
salesforce.com †	1,405	381,064
Samsung Electronics GDR	69	99,689
Topicus.com †	365	38,324
Tower Semiconductor †	2,300	68,770
Tyler Technologies †	203	93,106
Universal Display	585	100,012
Varonis Systems †	1,994	121,335
Visa Class A	1,449	322,765
VMware Class A †	1,117	166,098
WEX †	1,165	205,203
Workday Class A †	1,124	280,876
		12,673,814
Materials – 3.10%
Ball	1,389	124,968
Celanese	1,892	285,011
Ecolab	1,948	406,392
FMC	4,157	380,615
Linde	1,526	447,698
Reliance Steel & Aluminum	1,307	186,143
Rogers †	661	123,263
Sherwin-Williams	733	205,042
		2,159,132
Real Estate – 3.09%
American Tower	2,092	555,238
Americold Realty Trust	4,788	139,091
Digital Realty Trust	518	74,825
Equinix	143	112,989
Gaming and Leisure Properties	3,597	166,613
Public Storage	642	190,738
Redfin †	2,528	126,653
Ryman Hospitality Properties †	2,260	189,162
STORE Capital	6,699	214,569
VICI Properties	8,451	240,093
Welltower	1,740	143,376
		2,153,347
Utilities – 2.10%
American Electric Power	69	5,602

Schedules of investments
Delaware Hedged U.S. Equity Opportunities Fund

	Number of
	shares	Value (US $)
Common Stock (continued)
Utilities (continued)
Atmos Energy	897	$79,115
Avangrid	1,556	75,622
Consolidated Edison	2,029	147,285
Dominion Energy	839	61,264
Duke Energy	1,799	175,564
Exelon	4,968	240,153
Iberdrola	13,617	136,993
Pinnacle West Capital	3,924	283,941
UGI	3,882	165,451
WEC Energy Group	1,092	96,314
		1,467,304
Total Common Stock
(cost $55,587,951)		65,890,520

Exchange-Traded Fund – 0.45%
iShares Russell 1000 Growth ETF	1,140	312,406
Total Exchange-Traded Fund
(cost $319,346)		312,406

	Number of
	contracts
Options Purchased – 1.20%
Options on Indices – 1.20%
S&P 500 Index, strike price
$3,800, expiration date
3/18/22, notional amount
$6,460,000	17	184,705
S&P 500 Index, strike price
$3,875, expiration date
12/17/21, notional amount
$5,425,000	14	78,470
S&P 500 Index, strike price
$4,025, expiration date
11/19/21, notional amount
$4,830,000	12	64,140
S&P 500 Index, strike price
$4,050, expiration date
12/17/21, notional amount
$6,075,000	15	126,450
S&P 500 Index, strike price
$4,100, expiration date
6/17/22, notional amount
$6,560,000	16	380,720
Total Options Purchased
(cost $978,178)		834,485

	Number of
	shares
Short-Term Investments – 3.57%
Money Market Mutual Funds – 3.57%
BlackRock FedFund –
	Institutional Shares (seven-day
effective yield 0.03%)	621,797	$621,797
Fidelity Investments Money
	Market Government Portfolio
	– Class I (seven-day effective
yield 0.01%)	621,798	621,798
GS Financial Square Government
	Fund – Institutional Shares
(seven-day effective yield
0.03%)	621,798	621,798
Morgan Stanley Government
	Portfolio – Institutional Share
	Class (seven-day effective
yield 0.03%)	621,797	621,797
Total Short-Term Investments
(cost $2,487,190)		2,487,190
Total Value of Securities Before
Options Written–99.72%
(cost $59,372,665)		69,524,601

	Number of
	contracts
Options Written – (0.63%)
Options on Indices – (0.63%)
S&P 500 Index, strike price
$3,475, expiration date
	3/18/22, notional amount
$(5,907,500)	(17)	(110,415)
S&P 500 Index, strike price
$3,500, expiration date
	12/17/21, notional amount
$(4,900,000)	(14)	(33,460)
S&P 500 Index, strike price
$3,625, expiration date
	12/17/21, notional amount
$(5,437,500)	(15)	(47,400)
S&P 500 Index, strike price
$3,750, expiration date
	6/17/22, notional amount
$(6,000,000)	(16)	(244,800)
Total Options Written
(premium received $562,551)		$(436,075)

†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation
BNP	GBP	(954,000)	USD	1,316,308	12/15/21	$30,687
BNYM	CAD	(6,979)	USD	5,510	10/1/21	—
BNYM	GBP	(195)	USD	262	10/1/21	—
MS	CAD	(1,295,000)	USD	1,024,598	12/15/21	2,169
Total Foreign Currency Exchange Contracts						$32,856

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
(17)	E-mini S&P 500 Index	$(3,653,088)	$(3,810,561)	12/17/21	$157,473	$—	$44,200
(22)	E-mini S&P MidCap 400 Index	(5,793,040)	(5,951,833)	12/17/21	158,793	—	93,500
(13)	FTSE 100 Index	(1,239,008)	(1,231,717)	12/17/21	—	(7,291)	230
(5)	MSCI EAFE Index	(566,750)	(594,576)	12/17/21	27,826	—	2,075
(5)	S&P/TSX 60 Index	(944,339)	(971,660)	12/16/21	27,321	—	4,901
Total Futures Contracts			$(12,560,347)		$371,413	$(7,291)	$144,906

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
BNP – BNP Paribas
BNYM – Bank of New York Mellon
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
GS – Goldman Sachs
MS – Morgan Stanley
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC
TSX – Toronto Stock Exchange

Summary of currencies:
CAD – Canadian Dollar
GBP – British Pound Sterling
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Premium Income Fund

September 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 117.14% ◆
Communication Services – 8.58%
Alphabet Class A ~, †	400	$1,069,408
Comcast Class A ~	28,200	1,577,226
Facebook Class A ~, †	4,400	1,493,316
		4,139,950
Consumer Discretionary – 13.45%
Booking Holdings ~, †	500	1,186,935
Home Depot ~	7,200	2,363,472
TJX ~	16,800	1,108,464
Whirlpool ~	9,000	1,834,740
		6,493,611
Consumer Staples – 6.88%
Constellation Brands Class A ~	9,400	1,980,486
Mondelez International
Class A ~	22,700	1,320,686
Philip Morris International ~	200	18,958
		3,320,130
Energy – 10.28%
Chevron ~	21,800	2,211,610
ConocoPhillips ~	40,600	2,751,462
		4,963,072
Financials – 14.17%
American Express ~	9,300	1,558,029
Bank of America ~	44,200	1,876,290
BlackRock ~	2,400	2,012,784
JPMorgan Chase & Co. ~	8,500	1,391,365
		6,838,468
Healthcare – 13.84%
Amgen ~	3,200	680,480
Bristol-Myers Squibb ~	24,800	1,467,416
Merck & Co. ~	19,900	1,494,689
Pfizer ~	53,300	2,292,433
UnitedHealth Group ~	1,900	742,406
		6,677,424
Industrials – 16.38%
Boeing ~, †	7,500	1,649,550
CSX ~	71,100	2,114,514
Lockheed Martin ~	6,400	2,208,640
Raytheon Technologies ~	9,800	842,408
United Rentals ~, †	3,100	1,087,883
		7,902,995
Information Technology – 31.40%
Apple ~	14,800	2,094,200
Broadcom ~	10,400	5,043,272
Cisco Systems ~	41,700	2,269,731
Corning ~	71,100	2,594,439
First Solar ~, †	10,200	973,692
Microsoft ~	5,000	1,409,600
Texas Instruments ~	4,000	768,840
		15,153,774
Materials – 2.16%
PPG Industries ~	7,300	1,043,973
		1,043,973
Total Common Stock
(cost $45,712,189)		56,533,397

Short-Term Investments – 2.82%
Money Market Mutual Funds – 2.82%
BlackRock FedFund –
Institutional Shares (seven-day
effective yield 0.03%)	340,505	340,505
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.01%)	340,505	340,505
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.03%)	340,505	340,505
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.03%)	340,506	340,506
Total Short-Term Investments
(cost $1,362,021)		1,362,021
Total Value of Securities Before
Options Written–119.96%
(cost $47,074,210)		57,895,418

	Number of
	contracts
Options Written – (19.95%)
Equity Call Options – (19.95%)
Alphabet, strike price $2,120,
expiration date 3/18/22,
notional amount $(848,000)	(4)	(242,460)
American Express, strike price
$140, expiration date
6/17/22, notional amount
$(1,302,000)	(93)	(315,735)
Amgen, strike price $220,
expiration date 1/21/22,
notional amount $(704,000)	(32)	(25,200)
Apple, strike price $110,
expiration date 1/21/22,
notional amount $(1,628,000)	(148)	(490,990)

	Number of
	contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Bank of America, strike price
$32, expiration date 1/21/22,
notional amount $(1,414,400)	(442)	$(481,780)
BlackRock, strike price $720,
expiration date 6/17/22,
notional amount $(1,728,000)	(24)	(359,880)
Boeing, strike price $190,
expiration date 1/21/22,
notional amount $(1,425,000)	(75)	(273,562)
Booking Holdings, strike price
$1,880, expiration date
3/18/22, notional amount
$(376,000)	(2)	(110,620)
Booking Holdings, strike price
$1,930, expiration date
1/21/22, notional amount
$(579,000)	(3)	(145,965)
Bristol-Myers Squibb, strike price
$57.50, expiration date
6/17/22, notional amount
$(1,426,000)	(248)	(146,940)
Broadcom, strike price $380,
expiration date 1/21/22,
notional amount $(2,470,000)	(65)	(720,850)
Broadcom, strike price $400,
expiration date 6/17/22,
notional amount $(1,560,000)	(39)	(395,655)
Chevron, strike price $95,
expiration date 1/21/22,
notional amount $(2,071,000)	(218)	(207,645)
Cisco Systems, strike price $46,
expiration date 1/21/22,
notional amount $(1,918,200)	(417)	(375,300)
Comcast, strike price $42.50,
expiration date 10/15/21,
notional amount $(25,500)	(6)	(8,100)
Comcast, strike price $47.50,
expiration date 1/21/22,
notional amount $(1,311,000)	(276)	(250,470)
ConocoPhillips, strike price $45,
expiration date 1/21/22,
notional amount $(1,264,500)	(281)	(654,730)
ConocoPhillips, strike price $48,
expiration date 11/19/21,
notional amount $(600,000)	(125)	(251,562)
Constellation Brands, strike price
$180, expiration date
1/21/22, notional amount
$(1,692,000)	(94)	(312,550)
Corning, strike price $37,
expiration date 1/21/22,
notional amount $(595,700)	(161)	(31,637)
Corning, strike price $39,
expiration date 11/19/21,
notional amount $(2,145,000)	(550)	(38,500)
CSX, strike price $29.17,
expiration date 6/17/22,
notional amount $(2,073,987)	(711)	(218,633)
Facebook, strike price $290,
expiration date 1/21/22,
notional amount $(870,000)	(30)	(173,625)
Facebook, strike price $300,
expiration date 3/18/22,
notional amount $(420,000)	(14)	(76,580)
First Solar, strike price $72.50,
expiration date 1/21/22,
notional amount $(739,500)	(102)	(250,155)
Home Depot, strike price $290,
expiration date 6/17/22,
notional amount $(2,088,000)	(72)	(368,280)
JPMorgan Chase & Co., strike
price $140, expiration date
1/21/22, notional amount
$(1,190,000)	(85)	(219,300)
Lockheed Martin, strike price
$320, expiration date
6/17/22, notional amount
$(2,048,000)	(64)	(251,520)
Merck & Co., strike price $65,
expiration date 6/17/22,
notional amount $(1,293,500)	(199)	(236,313)
Microsoft, strike price $190,
expiration date 1/21/22,
notional amount $(950,000)	(50)	(470,000)
Mondelez International, strike
price $50, expiration date
1/21/22, notional amount
$(1,135,000)	(227)	(200,895)
Pfizer, strike price $37, expiration
date 9/16/22, notional
amount $(1,972,100)	(533)	(379,762)

Schedules of investments
Delaware Premium Income Fund

	Number of
	contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Philip Morris International, strike
price $80, expiration date
1/21/22, notional amount
$(16,000)	(2)	$(3,195)
PPG Industries, strike price $130,
expiration date 5/20/22,
notional amount $(520,000)	(40)	(81,000)
PPG Industries, strike price $140,
expiration date 2/18/22,
notional amount $(462,000)	(33)	(35,475)
Raytheon Technologies, strike
price $75, expiration date
6/17/22, notional amount
$(375,000)	(50)	(70,250)
Raytheon Technologies, strike
price $80, expiration date
6/17/22, notional amount
$(384,000)	(48)	(50,040)
Texas Instruments, strike price
$160, expiration date 1/21/
22, notional amount
$(640,000)	(40)	(139,900)
TJX, strike price $60, expiration
date 1/21/22, notional
amount $(1,008,000)	(168)	(130,200)
United Rentals, strike price $300,
expiration date 3/18/22,
notional amount $(930,000)	(31)	(212,660)
UnitedHealth Group, strike price
$360, expiration date
1/21/22, notional amount
$(684,000)	(19)	(83,410)
Whirlpool, strike price $200,
expiration date 1/21/22,
notional amount $(1,800,000)	(90)	(135,450)
Total Options Written
(premium received $10,379,173)		$(9,626,774)

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral with outstanding options written.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund

September 30, 2021

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities – 3.07%
Fannie Mae
4.50% 2/1/44	80,578	$88,785
Fannie Mae S.F. 15 yr
2.00% 2/1/36	258,633	267,216
2.00% 3/1/36	156,683	162,343
2.50% 7/1/36	253,051	264,423
Fannie Mae S.F. 20 yr
2.00% 3/1/41	72,309	73,316
2.00% 4/1/41	361,056	365,039
2.00% 5/1/41	277,527	281,907
2.50% 1/1/41	63,543	65,665
3.00% 3/1/33	413,403	437,986
Fannie Mae S.F. 30 yr
2.00% 11/1/50	169,924	170,509
2.00% 12/1/50	68,629	68,865
2.00% 3/1/51	152,225	152,771
2.00% 6/1/51	1,770,338	1,786,924
2.50% 10/1/50	187,348	195,748
2.50% 2/1/51	138,075	142,488
2.50% 5/1/51	563,490	581,499
2.50% 7/1/51	436,357	450,586
2.50% 8/1/51	349,968	363,833
2.50% 9/1/51	235,630	243,314
3.00% 11/1/46	346,317	366,072
3.00% 3/1/50	203,321	215,770
3.00% 6/1/50	41,997	43,986
3.00% 7/1/50	212,410	222,370
3.00% 8/1/50	102,900	108,094
3.00% 9/1/50	209,862	219,374
3.00% 5/1/51	16,566	17,621
3.50% 12/1/47	533,978	568,635
3.50% 1/1/48	350,914	373,301
4.00% 3/1/47	298,840	323,748
4.50% 9/1/40	174,446	193,530
5.00% 7/1/47	116,153	132,672
6.00% 5/1/36	32,516	36,515
6.00% 6/1/37	11,819	13,961
6.00% 7/1/37	14,626	17,016
6.00% 8/1/37	15,673	18,413
6.00% 10/1/40	136,241	160,738
6.50% 11/1/33	81,563	91,611
6.50% 6/1/36	36,173	41,156
7.00% 3/1/32	109,106	116,638
7.00% 8/1/32	84,202	87,264
Fannie Mae S.F. 30 yr TBA
2.50% 10/1/51	479,000	493,875
Freddie Mac S.F. 15 yr
1.50% 3/1/36	113,046	114,447
2.00% 12/1/35	116,245	120,668
3.00% 3/1/35	388,120	411,890
Freddie Mac S.F. 20 yr
2.00% 3/1/41	83,658	84,823
2.50% 6/1/41	436,141	451,787
3.00% 9/1/40	602,711	634,000
3.50% 9/1/35	398,292	429,130
Freddie Mac S.F. 30 yr
2.00% 12/1/50	455,156	456,723
3.00% 8/1/51	1,106,994	1,179,307
3.50% 8/1/49	446,067	478,541
4.50% 10/1/40	316,943	355,485
GNMA II S.F. 30 yr
3.00% 5/20/51	106,819	111,736
3.00% 7/20/51	199,041	208,204
Total Agency Mortgage-Backed Securities
(cost $15,086,692)		15,062,318

Collateralized Debt Obligations – 0.27%
Octagon Investment
Partners 34
Series 2017-1A
A1 144A 1.274%
(LIBOR03M + 1.14%)
1/20/30 #, ●	1,000,000	1,002,258
Venture 34 CLO
Series 2018-34A A
144A 1.356%
(LIBOR03M + 1.23%,
Floor 1.23%)
10/15/31 #, ●	300,000	300,236
Total Collateralized Debt Obligations
(cost $1,297,725)		1,302,494

Convertible Bonds – 6.73%
Basic Industry – 0.12%
Ivanhoe Mines 144A
2.50% exercise price
$7.43, maturity date
4/15/26 #	513,000	602,270
		602,270
Capital Goods – 0.49%
Chart Industries 144A
1.00% exercise price
$58.73, maturity date
11/15/24 #	482,000	1,575,839
Kaman 3.25% exercise
price $65.26, maturity
date 5/1/24	798,000	813,360
		2,389,199

Schedules of investments
Delaware Total Return Fund

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Communications – 1.23%
Cable One 144A 1.125%
exercise price
$2,275.83, maturity
date 3/15/28 #	984,000	$1,003,316
DISH Network 3.375%
exercise price $65.18,
maturity date 8/15/26	1,007,000	1,049,294
InterDigital 2.00%
exercise price $81.29,
maturity date 6/1/24	1,057,000	1,146,184
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity
date 9/30/50 #	1,013,000	1,033,767
Liberty Latin America
2.00% exercise price
$20.65, maturity date
7/15/24	541,000	551,820
Liberty Media 2.25%
exercise price $32.28,
maturity date 9/30/46	2,744,000	1,241,650
		6,026,031
Consumer Cyclical – 0.26%
Cheesecake Factory
0.375% exercise price
$78.40, maturity date
6/15/26	583,000	558,223
Ford Motor 144A 0.00%
exercise price $17.49,
maturity date
3/15/26 #, ^	682,000	738,691
		1,296,914
Consumer Non-Cyclical – 1.96%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity
date 8/1/24	743,000	762,085
Chefs’ Warehouse
1.875% exercise price
$44.20, maturity date
12/1/24	1,110,000	1,188,558
Coherus Biosciences
1.50% exercise price
$19.26, maturity date
4/15/26	738,000	822,398
Collegium
Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	811,000	809,785
FTI Consulting 2.00%
exercise price
$101.38, maturity
date 8/15/23	595,000	835,380
Insulet 0.375% exercise
price $226.73,
maturity date 9/1/26	313,000	436,831
Integra
LifeSciences Holdings
0.50% exercise price
$73.67, maturity date
8/15/25	1,088,000	1,200,608
Ionis Pharmaceuticals
0.125% exercise price
$83.28, maturity date
12/15/24	808,000	740,845
Jazz Investments I 2.00%
exercise price
$155.81, maturity
date 6/15/26	468,000	542,587
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	284,000	379,373
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	1,269,000	1,124,563
Repay Holdings 144A
0.316% exercise price
$33.60, maturity date
2/1/26 #, ^	799,000	775,529
		9,618,542
Energy – 0.43%
Cheniere Energy 4.25%
exercise price
$138.38, maturity
date 3/15/45	1,242,000	1,077,989
Helix Energy Solutions
Group 6.75% exercise
price $6.97, maturity
date 2/15/26	967,000	1,010,703
		2,088,692
Real Estate Investment Trusts – 0.33%
Blackstone Mortgage
Trust 4.75% exercise
price $36.23, maturity
date 3/15/23	813,000	834,808

	Principal
	amount°		Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts (continued)
Summit Hotel Properties
1.50% exercise price
$11.99, maturity date
2/15/26		739,000	$779,852
			1,614,660
Technology – 1.27%
Knowles 3.25% exercise
price $18.43, maturity
date 11/1/21		638,000	668,341
Microchip Technology
1.625% exercise price
$93.85, maturity date
2/15/27		440,000	1,006,928
ON Semiconductor
1.625% exercise price
$20.72, maturity date
10/15/23		513,000	1,157,585
Palo Alto Networks
0.75% exercise price
$266.35, maturity
date 7/1/23		489,000	889,931
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22		1,017,000	987,834
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25		905,000	912,238
Vishay Intertechnology
2.25% exercise price
$31.32, maturity date
6/15/25		567,000	585,316
			6,208,173
Transportation – 0.39%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #		977,000	1,256,422
Spirit Airlines 1.00%
exercise price $49.07,
maturity date 5/15/26		723,000	681,005
			1,937,427
Utilities – 0.25%
NextEra Energy Partners
144A 0.357% exercise
price $76.10, maturity
date 11/15/25 #, ^		377,000	401,505
NRG Energy 2.75%
exercise price $45.21,
maturity date 6/1/48		703,000	828,134
			1,229,639
Total Convertible Bonds
(cost $29,750,339)			33,011,547

Corporate Bonds – 12.62%
Banking – 1.30%
Banco Continental 144A
2.75% 12/10/25 #		200,000	198,752
Banco Nacional de
Panama 144A 2.50%
8/11/30 #		205,000	196,851
Bank of America
1.898% 7/23/31 µ		85,000	82,018
2.482% 9/21/36 µ		370,000	362,851
Bank of New York Mellon
4.70% 9/20/25 µ, ψ		20,000	22,000
Barclays 5.20% 5/12/26		200,000	229,157
BBVA Bancomer 144A
1.875% 9/18/25 #		200,000	201,340
Citigroup
4.00% 12/10/25 µ, ψ		10,000	10,387
4.45% 9/29/27		375,000	426,753
Corp. Financiera de
Desarrollo 144A
2.40% 9/28/27 #		200,000	198,783
Credit Agricole 144A
2.811% 1/11/41 #		620,000	592,601
Credit Suisse Group
144A 2.593%
9/11/25 #, µ		250,000	259,240
Deutsche Bank 2.222%
9/18/24 µ		335,000	343,461
Development Bank of
Kazakhstan 144A
10.95% 5/6/26 #	KZT	100,000,000	236,573
Goldman Sachs Group
1.542% 9/10/27 µ		480,000	478,386
JPMorgan Chase & Co.
1.47% 9/22/27 µ		5,000	4,970
2.58% 4/22/32 µ		230,000	233,361
3.328% 4/22/52 µ		10,000	10,494
4.023% 12/5/24 µ		150,000	160,691
4.60% 2/1/25 µ, ψ		30,000	30,712
Morgan Stanley
2.484% 9/16/36 µ		254,000	248,731
3.622% 4/1/31 µ		20,000	22,055
5.00% 11/24/25		110,000	125,810

Schedules of investments
Delaware Total Return Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
NBK SPC 144A 1.625%
9/15/27 #, µ	205,000	$202,745
PNC Financial Services
Group 2.60%
7/23/26	130,000	138,234
QNB Finance 2.625%
5/12/25	200,000	208,504
SVB Financial Group
1.80% 2/2/31	15,000	14,411
4.00% 5/15/26 µ, ψ	405,000	415,631
Truist Bank 2.636%
9/17/29 µ	275,000	287,569
Truist Financial
1.887% 6/7/29 µ	20,000	19,999
4.95% 9/1/25 µ, ψ	30,000	32,845
US Bancorp
1.45% 5/12/25	30,000	30,492
3.00% 7/30/29	290,000	311,676
Wells Fargo & Co. 3.90%
3/15/26 µ, ψ	40,000	41,275
		6,379,358
Basic Industry – 1.04%
AngloGold Ashanti
Holdings 3.75%
10/1/30	200,000	205,373
Artera Services 144A
9.033% 12/4/25 #	520,000	564,850
Avient 144A 5.75%
5/15/25 #	144,000	151,920
Chemours 144A 5.75%
11/15/28 #	260,000	272,597
Corp Nacional del Cobre
de Chile 144A 3.15%
1/14/30 #	657,000	679,103
CSN Inova Ventures 144A
6.75% 1/28/28 #	200,000	213,590
First Quantum Minerals
144A 7.25% 4/1/23 #	360,000	366,750
144A 7.50% 4/1/25 #	365,000	374,884
Freeport-McMoRan
5.45% 3/15/43	280,000	345,100
Georgia-Pacific
144A 1.75%
9/30/25 #	20,000	20,485
144A 2.10%
4/30/27 #	145,000	149,393
144A 2.30%
4/30/30 #	35,000	35,657
INEOS Quattro Finance 2
144A 3.375%
1/15/26 #	200,000	202,250
International Flavors &
Fragrances 144A
1.832% 10/15/27 #	240,000	240,504
LyondellBasell Industries
4.625% 2/26/55	215,000	260,006
New Gold 144A 7.50%
7/15/27 #	220,000	226,719
Newmont
2.25% 10/1/30	140,000	139,371
2.80% 10/1/29	100,000	104,074
NOVA Chemicals 144A
4.25% 5/15/29 #	225,000	225,281
OCP 144A 3.75%
6/23/31 #	200,000	199,892
Westlake Chemical
3.125% 8/15/51	105,000	99,293
		5,077,092
Brokerage – 0.06%
Charles Schwab
4.00% 6/1/26 µ, ψ	15,000	15,675
5.375% 6/1/25 µ, ψ	25,000	27,844
Jefferies Group 4.15%
1/23/30	230,000	258,851
		302,370
Capital Goods – 0.34%
Intertape Polymer Group
144A 4.375%
6/15/29 #	235,000	239,197
Madison IAQ 144A
5.875% 6/30/29 #	180,000	181,585
Teledyne Technologies
0.95% 4/1/24	115,000	115,210
2.25% 4/1/28	30,000	30,573
2.75% 4/1/31	310,000	317,356
Terex 144A 5.00%
5/15/29 #	260,000	269,750
TK Elevator US Newco
144A 5.25%
7/15/27 #	235,000	246,568
TransDigm 144A 6.25%
3/15/26 #	260,000	271,375
		1,671,614
Communications – 1.43%
Altice Financing 144A
5.00% 1/15/28 #	200,000	193,142
Altice France 144A
5.50% 10/15/29 #	215,000	213,101
Altice France Holding
144A 6.00%
2/15/28 #	545,000	524,246

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
AT&T
1.70% 3/25/26	110,000	$111,390
3.10% 2/1/43	131,000	125,825
3.50% 6/1/41	84,000	86,355
3.50% 9/15/53	140,000	138,836
Cellnex Finance 144A
3.875% 7/7/41 #	250,000	245,989
Charter Communications
Operating 4.40%
12/1/61	290,000	302,237
Comcast 3.20% 7/15/36	440,000	469,109
Consolidated
Communications
144A 5.00%
10/1/28 #	110,000	113,718
144A 6.50%
10/1/28 #	110,000	119,627
Discovery
Communications
4.00% 9/15/55	235,000	246,257
Frontier Communications
Holdings 144A
5.875% 10/15/27 #	255,000	271,256
Level 3 Financing 144A
4.25% 7/1/28 #	230,000	232,065
Millicom International
Cellular 144A 4.50%
4/27/31 #	200,000	209,461
Ooredoo International
Finance 144A 5.00%
10/19/25 #	267,000	305,710
Sprint 7.125% 6/15/24	495,000	564,028
Time Warner Cable
7.30% 7/1/38	110,000	158,036
Time Warner
Entertainment 8.375%
3/15/23	55,000	61,114
T-Mobile USA
1.50% 2/15/26	15,000	15,058
2.55% 2/15/31	180,000	180,759
2.625% 4/15/26	120,000	122,850
3.00% 2/15/41	195,000	188,922
3.375% 4/15/29	120,000	125,340
3.50% 4/15/25	20,000	21,553
3.75% 4/15/27	20,000	22,048
Verizon Communications
2.10% 3/22/28	120,000	121,907
2.55% 3/21/31	15,000	15,194
3.40% 3/22/41	15,000	15,680
3.55% 3/22/51	15,000	15,839
4.50% 8/10/33	245,000	291,973
ViacomCBS
4.375% 3/15/43	270,000	309,442
4.95% 1/15/31	15,000	17,932
Vodafone Group
4.25% 9/17/50	115,000	132,771
4.875% 6/19/49	130,000	162,395
Zayo Group Holdings
144A 6.125%
3/1/28 #	535,000	543,121
		6,994,286
Consumer Cyclical – 1.17%
Allison Transmission
144A 5.875%
6/1/29 #	400,000	435,720
Bath & Body Works
6.875% 11/1/35	245,000	307,781
6.95% 3/1/33	169,000	199,634
Caesars Entertainment
144A 6.25% 7/1/25 #	410,000	432,143
Carnival
144A 5.75% 3/1/27 #	310,000	320,850
144A 7.625%
3/1/26 #	300,000	320,625
Ford Motor 9.00%
4/22/25	245,000	294,926
Ford Motor Credit
2.90% 2/16/28	350,000	350,000
3.375% 11/13/25	270,000	277,762
4.542% 8/1/26	285,000	307,680
General Motors
5.40% 10/2/23	15,000	16,364
6.125% 10/1/25	15,000	17,582
General Motors Financial
0.81% (SOFR +
0.76%) 3/8/24 ●	135,000	136,337
4.35% 4/9/25	75,000	82,383
5.25% 3/1/26	165,000	188,645
Hutama Karya Persero
144A 3.75%
5/11/30 #	400,000	433,332
Jaguar Land Rover
Automotive 144A
5.875% 1/15/28 #	200,000	201,104
Legends Hospitality
Holding 144A 5.00%
2/1/26 #	150,000	153,995
Levi Strauss & Co. 144A
3.50% 3/1/31 #	213,000	215,396
MGM Resorts
International 4.75%
10/15/28	110,000	116,050

Schedules of investments
Delaware Total Return Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Murphy Oil USA 144A
3.75% 2/15/31 #	225,000	$226,687
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	320,000	327,769
Scientific Games
International 144A
8.25% 3/15/26 #	207,000	219,938
Six Flags Entertainment
144A 4.875%
7/31/24 #	150,000	151,594
		5,734,297
Consumer Non-Cyclical – 0.79%
AbbVie
2.60% 11/21/24	30,000	31,547
2.95% 11/21/26	25,000	26,792
4.05% 11/21/39	10,000	11,504
4.25% 11/21/49	30,000	35,581
Amgen
2.00% 1/15/32	10,000	9,624
2.80% 8/15/41	10,000	9,675
Anheuser-Busch InBev
Worldwide
3.65% 2/1/26	145,000	159,118
4.50% 6/1/50	130,000	155,476
4.70% 2/1/36	25,000	30,234
Auna 144A 6.50%
11/20/25 #	200,000	210,250
BAT Capital 2.259%
3/25/28	40,000	39,728
BAT International Finance
1.668% 3/25/26	55,000	55,057
Biogen 3.15% 5/1/50	365,000	348,596
Bristol-Myers Squibb
2.35% 11/13/40	245,000	233,400
Bunge Finance 2.75%
5/14/31	400,000	405,599
CVS Health
2.70% 8/21/40	140,000	133,801
3.25% 8/15/29	280,000	301,138
3.75% 4/1/30	15,000	16,675
4.30% 3/25/28	6,000	6,850
Gilead Sciences 4.15%
3/1/47	30,000	35,152
JBS USA LUX 144A
6.50% 4/15/29 #	287,000	321,081
Kraft Heinz Foods 5.20%
7/15/45	160,000	200,742
Post Holdings 144A
5.50% 12/15/29 #	418,000	443,640
Regeneron
Pharmaceuticals
1.75% 9/15/30	15,000	14,283
Royalty Pharma
1.20% 9/2/25	285,000	283,323
1.75% 9/2/27	190,000	189,344
Thermo Fisher Scientific
2.80% 10/15/41	10,000	9,989
Viatris
144A 1.65%
6/22/25 #	5,000	5,053
144A 2.30%
6/22/27 #	5,000	5,109
144A 2.70%
6/22/30 #	115,000	116,333
144A 4.00%
6/22/50 #	10,000	10,650
		3,855,344
Energy – 2.05%
Ascent Resources Utica
Holdings
144A 5.875%
6/30/29 #	195,000	199,480
144A 7.00%
11/1/26 #	95,000	98,324
BP Capital Markets
America 3.06%
6/17/41	430,000	434,657
Cenovus Energy
2.65% 1/15/32	5,000	4,910
3.75% 2/15/52	5,000	4,866
CNX Midstream Partners
144A 4.75%
4/15/30 #	75,000	76,254
CNX Resources
144A 6.00%
1/15/29 #	250,000	264,687
144A 7.25%
3/14/27 #	120,000	127,914
Crestwood Midstream
Partners
144A 5.625%
5/1/27 #	66,000	68,010
144A 6.00% 2/1/29 #	171,000	179,161
DCP Midstream
Operating 5.125%
5/15/29	235,000	264,889
Diamondback Energy
3.125% 3/24/31	300,000	311,738

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Enbridge
0.45% (SOFR +
0.40%) 2/17/23 ●	160,000	$160,508
2.50% 8/1/33	310,000	311,470
Energy Transfer
5.25% 4/15/29	85,000	99,703
6.25% 4/15/49	55,000	72,384
6.50% 11/15/26 µ, ψ	155,000	161,800
Enterprise Products
Operating
3.20% 2/15/52	360,000	349,158
3.30% 2/15/53	5,000	4,885
EQM Midstream Partners
144A 4.75%
1/15/31 #	145,000	150,984
144A 6.50% 7/1/27 #	290,000	326,540
Equinor 1.75% 1/22/26	15,000	15,375
Genesis Energy
7.75% 2/1/28	340,000	340,136
8.00% 1/15/27	235,000	238,247
KazTransGas JSC 144A
4.375% 9/26/27 #	579,000	639,314
Kinder Morgan 3.60%
2/15/51	20,000	20,255
Lukoil Securities 144A
3.875% 5/6/30 #	265,000	278,926
Marathon Oil 4.40%
7/15/27	285,000	320,340
MPLX
1.75% 3/1/26	15,000	15,102
4.125% 3/1/27	290,000	324,003
Murphy Oil 6.375%
7/15/28	385,000	407,619
NuStar Logistics 5.625%
4/28/27	205,000	218,729
Occidental Petroleum
3.00% 2/15/27	125,000	125,131
3.50% 8/15/29	220,000	224,041
6.125% 1/1/31	210,000	252,362
6.45% 9/15/36	100,000	125,938
6.625% 9/1/30	200,000	246,750
PDC Energy 5.75%
5/15/26	280,000	291,900
PTTEP Treasury Center
144A 2.587%
6/10/27 #	200,000	207,308
Qatar Petroleum 144A
2.25% 7/12/31 #	200,000	198,354
Sabine Pass Liquefaction
5.625% 3/1/25	40,000	45,414
5.75% 5/15/24	275,000	306,358
Southwestern Energy
7.75% 10/1/27	234,000	253,083
Targa Resources Partners
5.375% 2/1/27	220,000	228,239
TechnipFMC 144A
6.50% 2/1/26 #	440,000	472,028
Tengizchevroil Finance
Co International 144A
2.625% 8/15/25 #	200,000	204,316
Tennessee Gas Pipeline
144A 2.90% 3/1/30 #	250,000	258,706
Western Midstream
Operating 4.75%
8/15/28	110,000	120,145
		10,050,441
Financials – 0.61%
AerCap Ireland Capital
DAC 4.45% 4/3/26	195,000	212,527
Air Lease
2.875% 1/15/26	195,000	203,850
3.00% 2/1/30	45,000	45,693
3.375% 7/1/25	15,000	15,937
Ally Financial
4.70% 5/15/26 µ, ψ	320,000	334,072
8.00% 11/1/31	35,000	50,525
Aviation Capital Group
144A 1.95%
1/30/26 #	465,000	463,542
Avolon Holdings Funding
144A 3.25%
2/15/27 #	10,000	10,318
144A 3.95% 7/1/24 #	75,000	79,660
Banco del Estado de
Chile 144A 2.704%
1/9/25 #	280,000	290,570
Bank of Georgia 144A
6.00% 7/26/23 #	255,000	272,071
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	419,000	442,982
Hightower Holding 144A
6.75% 4/15/29 #	135,000	138,544
Midcap Financial Issuer
Trust
144A 5.625%
1/15/30 #	200,000	198,353
144A 6.50% 5/1/28 #	200,000	209,184
		2,967,828
Healthcare – 0.45%
Bausch Health 144A
6.25% 2/15/29 #	380,000	376,557

Schedules of investments
Delaware Total Return Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
CHS
144A 4.75%
2/15/31 #	105,000	$105,788
144A 6.625%
2/15/25 #	220,000	230,450
DaVita 144A 4.625%
6/1/30 #	195,000	200,823
Hadrian Merger Sub
144A 8.50% 5/1/26 #	295,000	306,064
HCA
5.375% 2/1/25	215,000	240,531
5.875% 2/1/29	250,000	300,734
Ortho-Clinical
Diagnostics 144A
7.25% 2/1/28 #	120,000	128,609
Tenet Healthcare 144A
6.125% 10/1/28 #	295,000	310,269
		2,199,825
Insurance – 0.47%
Aon 2.90% 8/23/51	30,000	28,996
Arthur J Gallagher & Co.
3.50% 5/20/51	440,000	471,940
Athene Global Funding
144A 1.00%
4/16/24 #	95,000	95,368
Athene Holding 3.95%
5/25/51	340,000	376,466
Brighthouse Financial
5.625% 5/15/30	15,000	18,127
GA Global Funding Trust
144A 1.00% 4/8/24 #	470,000	472,135
HUB International 144A
7.00% 5/1/26 #	260,000	269,100
USI 144A 6.875%
5/1/25 #	585,000	596,097
		2,328,229
Media – 0.63%
AMC Networks 4.25%
2/15/29	650,000	647,562
CCO Holdings
4.50% 5/1/32	65,000	67,031
144A 5.375%
6/1/29 #	335,000	362,219
Clear Channel Outdoor
Holdings 144A 7.50%
6/1/29 #	135,000	140,569
CSC Holdings
144A 3.375%
2/15/31 #	495,000	460,969
144A 5.00%
11/15/31 #	280,000	268,716
Gray Television
144A 4.75%
10/15/30 #	125,000	122,969
144A 7.00%
5/15/27 #	215,000	230,856
Nielsen Finance
144A 4.50%
7/15/29 #	55,000	53,848
144A 4.75%
7/15/31 #	185,000	180,199
Sirius XM Radio 144A
4.00% 7/15/28 #	325,000	330,891
Terrier Media Buyer 144A
8.875% 12/15/27 #	200,000	211,738
		3,077,567
Real Estate Investment Trusts – 0.21%
Crown Castle
International 1.05%
7/15/26	485,000	474,980
Iron Mountain 144A
5.25% 3/15/28 #	375,000	392,344
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	120,000	127,950
5.75% 2/1/27	35,000	40,294
		1,035,568
Services – 0.19%
H&E Equipment Services
144A 3.875%
12/15/28 #	145,000	144,616
Prime Security Services
Borrower 144A 5.75%
4/15/26 #	298,000	322,737
United Rentals North
America 5.25%
1/15/30	220,000	241,175
Univar Solutions USA
144A 5.125%
12/1/27 #	230,000	241,776
		950,304
Technology – 0.88%
Broadcom
144A 3.137%
11/15/35 #	4,000	3,987
144A 3.419%
4/15/33 #	11,000	11,396
144A 3.469%
4/15/34 #	435,000	448,343

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Fidelity National
Information Services
1.65% 3/1/28	470,000	$464,342
Fiserv 3.20% 7/1/26	315,000	340,242
Global Payments 2.65%
2/15/25	147,000	153,703
Go Daddy Operating
144A 3.50% 3/1/29 #	235,000	233,237
Microchip Technology
144A 0.972%
2/15/24 #	345,000	345,327
144A 0.983%
9/1/24 #	125,000	124,886
MSCI 144A 3.625%
11/1/31 #	200,000	208,375
NXP
144A 3.25%
5/11/41 #	90,000	93,070
144A 4.875%
3/1/24 #	285,000	310,928
Oracle 2.95% 4/1/30	30,000	31,448
PayPal Holdings 2.65%
10/1/26	440,000	470,466
SS&C Technologies 144A
5.50% 9/30/27 #	390,000	412,303
StoneCo 144A 3.95%
6/16/28 #	200,000	193,650
VMware 1.00% 8/15/24	475,000	476,654
		4,322,357
Transportation – 0.19%
Delta Air Lines 7.375%
1/15/26	131,000	154,400
Mileage Plus Holdings
144A 6.50%
6/20/27 #	270,000	293,952
Rutas 2 and 7 Finance
144A 3.241%
9/30/36 #, ^	302,000	225,076
Southwest Airlines
5.125% 6/15/27	35,000	40,957
United Airlines
144A 4.375%
4/15/26 #	80,000	82,200
144A 4.625%
4/15/29 #	95,000	98,296
VistaJet Malta Finance
144A 10.50%
6/1/24 #	55,000	59,813
		954,694
Utilities – 0.81%
Calpine
144A 4.50%
2/15/28 #	95,000	97,019
144A 5.00% 2/1/31 #	220,000	220,275
144A 5.25% 6/1/26 #	145,000	149,347
CenterPoint Energy
1.45% 6/1/26	345,000	345,304
Duke Energy 4.875%
9/16/24 µ, ψ	320,000	342,800
Entergy Mississippi
2.85% 6/1/28	90,000	95,384
Entergy Texas 3.55%
9/30/49	185,000	197,242
Evergy Kansas Central
3.45% 4/15/50	35,000	37,580
Infraestructura Energetica
Nova 144A 3.75%
1/14/28 #	275,000	297,258
Mong Duong Finance
Holdings 144A
5.125% 5/7/29 #	749,000	747,656
Oryx Funding 144A
5.80% 2/3/31 #	200,000	212,169
Pacific Gas and Electric
2.10% 8/1/27	330,000	322,266
2.50% 2/1/31	15,000	14,289
3.25% 6/1/31	5,000	4,988
3.30% 8/1/40	5,000	4,621
PG&E 5.25% 7/1/30	130,000	133,250
Sempra Energy 4.875%
10/15/25 µ, ψ	20,000	21,750
Southern California
Edison
4.00% 4/1/47	35,000	37,600
4.20% 3/1/29	150,000	168,255
4.875% 3/1/49	90,000	107,703
UEP Penonome II 144A
6.50% 10/1/38 #	197,194	206,466
Vistra Operations 144A
4.375% 5/1/29 #	220,000	221,624
		3,984,846
Total Corporate Bonds
(cost $59,924,173)		61,886,020

Non-Agency Asset-Backed Securities – 0.18%
Diamond Infrastructure
Funding
Series 2021-1A A
144A 1.76%
4/15/49 #	150,000	147,898

Schedules of investments
Delaware Total Return Fund

		Principal
		amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Domino’s Pizza Master
Issuer
Series 2021-1A A2I
144A 2.662%
4/25/51 #		149,625	$153,877
Taco Bell Funding
Series 2021-1A A2I
144A 1.946%
8/25/51 #		270,000	269,784
Trafigura Securitisation
Finance
Series 2021-1A
A2 144A 1.08%
1/15/25 #		300,000	298,643
Total Non-Agency Asset-Backed Securities
(cost $869,589)			870,202

Non-Agency Commercial Mortgage-Backed Securities –
0.99%
BANK
Series 2019-
BN21 A5 2.851%
10/17/52		100,000	106,028
Series 2020-
BN25 A5 2.649%
1/15/63		500,000	522,762
Benchmark Mortgage
Trust
Series 2020-
B17 A5 2.289%
3/15/53		500,000	508,262
Series 2020-
B20 A5 2.034%
10/15/53		400,000	397,636
Cantor Commercial Real
Estate Lending
Series 2019-
CF2 A5 2.874%
11/15/52		350,000	368,039
Citigroup Commercial
Mortgage Trust
Series 2019-
C7 A4 3.102%
12/15/72		500,000	538,933
GS Mortgage Securities
Trust
Series 2017-
GS5 A4 3.674%
3/10/50		350,000	385,801
Series 2017-
GS6 A3 3.433%
5/10/50		350,000	382,378
GS Mortgage Securities
Trust
Series 2019-
GC42 A4 3.001%
9/1/52		500,000	535,735
JPM-DB Commercial
Mortgage Securities
Trust
Series 2017-
C7 A5 3.409%
10/15/50		350,000	384,239
Morgan Stanley Bank of
America Merrill Lynch
Trust
Series 2016-
C29 A4 3.325%
5/15/49		350,000	377,358
Wells Fargo Commercial
Mortgage Trust
Series 2016-
BNK1 A3 2.652%
8/15/49		350,000	367,796
Total Non-Agency Commercial Mortgage-
Backed Securities
(cost $4,858,749)			4,874,967

Sovereign Bonds – 1.84%Δ
Armenia – 0.04%
Republic of Armenia
International Bond
144A 3.60% 2/2/31 #		200,000	189,460
			189,460
Colombia – 0.12%
Colombia Government
International Bond
4.125% 2/22/42		217,000	195,630
Colombian 7.00%
6/30/32	COP	1,635,100,000	406,979
			602,609
Dominican Republic – 0.19%
Dominican Republic
International Bonds
144A 4.50% 1/30/30 #		913,000	931,269
			931,269
Egypt – 0.13%
Egypt Government
International Bonds
144A 5.75% 5/29/24 #		425,000	442,528
7.903% 2/21/48		200,000	183,250
			625,778

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Gabon – 0.04%
Gabon Government
International Bond
144A 6.625% 2/6/31 #		200,000	$197,452
			197,452
Honduras – 0.04%
Honduras Government
International Bond
144A 5.625%
6/24/30 #		200,000	209,002
			209,002
Indonesia – 0.03%
Indonesia Treasury Bond
6.125% 5/15/28	IDR	1,768,000,000	126,184
			126,184
Ivory Coast – 0.12%
Ivory Coast Government
International Bond
144A 6.125%
6/15/33 #		234,000	247,806
Ivory Coast Government
International Bonds
144A 4.875%
1/30/32 #	EUR	200,000	226,250
144A 6.875%
10/17/40 #	EUR	100,000	124,094
			598,150
Malaysia – 0.14%
Malaysia Government
Bond
3.955% 9/15/25	MYR	2,648,000	662,278
			662,278
Mongolia – 0.06%
Mongolia Government
International Bond
144A 5.625% 5/1/23 #		269,000	283,001
			283,001
Morocco – 0.12%
Morocco Government
International Bonds
144A 1.375%
3/30/26 #	EUR	270,000	314,301
144A 2.375%
12/15/27 #		300,000	294,366
			608,667
North Macedonia – 0.03%
North Macedonia
Government
International Bond
144A 3.675% 6/3/26 # EUR		100,000	127,264
			127,264
Paraguay – 0.17%
Paraguay Government
International Bonds
144A 4.95% 4/28/31 #		742,000	839,758
			839,758
Peru – 0.10%
Peru Government Bond
6.95% 8/12/31	PEN	743,000	186,631
Peruvian Government
International Bonds
2.392% 1/23/26		300,000	306,696
			493,327
Romania – 0.02%
Romanian Government
International Bonds
144A 2.625%
12/2/40 #	EUR	100,000	108,163
			108,163
Senegal – 0.04%
Senegal Government
International Bond
144A 6.25% 5/23/33 #		200,000	209,020
			209,020
Serbia – 0.10%
Serbia International
Bonds
144A 2.125%
12/1/30 #		200,000	187,568
144A 3.125%
5/15/27 #	EUR	250,000	318,585
			506,153
Turkey – 0.04%
Turkiye Ihracat Kredi
Bankasi
144A 5.75% 7/6/26 #		200,000	196,292
			196,292
Ukraine – 0.08%
Ukraine Government
International Bonds
144A 6.876%
5/21/29 #		400,000	406,534
			406,534

Schedules of investments
Delaware Total Return Fund

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Uruguay – 0.11%
Uruguay Government
International Bonds
4.50% 8/14/24		69,000	$74,034
9.875% 6/20/22	UYU	19,415,000	462,034
			536,068
Uzbekistan – 0.12%
Republic of Uzbekistan
International Bonds
144A 3.90%
10/19/31 #		200,000	195,346
144A 4.75% 2/20/24 #		374,000	392,324
			587,670
Total Sovereign Bonds
(cost $9,114,925)			9,044,099

Supranational Banks – 0.15%
Banque Ouest Africaine
de Developpement
144A 4.70%
10/22/31 #		306,000	336,939
Central American Bank
for Economic
Integration
144A 2.00% 5/6/25 #		400,000	411,109
Total Supranational Banks
(cost $705,959)			748,048

US Treasury Obligations – 2.29%
US Treasury Bonds
1.75% 8/15/41		435,000	415,969
2.00% 8/15/51		110,000	108,075
2.25% 8/15/46		1,185,000	1,224,207
4.375% 2/15/38		890,000	1,218,500
US Treasury Notes
0.375% 9/15/24		2,215,000	2,205,656
0.875% 6/30/26		710,000	707,559
0.875% 9/30/26		1,550,000	1,541,766
1.125% 8/31/28		295,000	291,566
1.25% 6/30/28		2,505,000	2,500,009
1.25% 8/15/31		770,000	751,412
US Treasury Strip
Principal
2.239% 5/15/44 ^		380,000	236,630
Total US Treasury Obligations
(cost $11,224,110)			11,201,349

Common Stock – 58.81%
Communication Services – 4.47%
Alphabet Class A †		374	999,897
Alphabet Class C †		594	1,583,194
AT&T		77,624	2,096,624
Comcast Class A		52,367	2,928,886
Facebook Class A †		4,871	1,653,169
KDDI		36,500	1,201,694
Orange		91,700	991,723
Publicis Groupe		21,980	1,476,568
Take-Two Interactive
Software †		7,434	1,145,357
Verizon Communications		92,202	4,979,830
Walt Disney †		16,813	2,844,255
			21,901,197
Consumer Discretionary – 7.90%
adidas AG †		3,900	1,225,601
Amazon.com †		1,377	4,523,500
Bath & Body Works		15,879	1,000,853
Best Buy		7,887	833,735
Buckle		40,451	1,601,455
Dollar General		13,007	2,759,305
Dollar Tree †		30,900	2,957,748
eBay		9,975	694,958
H & M Hennes & Mauritz
Class B †		40,440	818,571
Haverty Furniture		15,123	509,796
Home Depot		8,254	2,709,458
Lowe’s		26,203	5,315,541
Newell Brands		8,417	186,352
Next †		4,160	457,604
NIKE Class B		11,297	1,640,663
PulteGroup		12,644	580,612
Ross Stores		13,819	1,504,198
Sodexo †		14,030	1,226,162
Sturm Ruger & Co.		20,163	1,487,626
Swatch Group		6,530	1,703,558
Tesla †		495	383,863
TJX		26,529	1,750,383
Tractor Supply		9,801	1,985,781
Ulta Beauty †		2,416	871,983
			38,729,306
Consumer Staples – 5.34%
Altria Group		37,650	1,713,828
Archer-Daniels-Midland		49,500	2,970,495
Asahi Group Holdings		18,000	868,597
Clorox		1,835	303,894
Colgate-Palmolive		8,878	670,999
Conagra Brands		90,200	3,055,074
Danone		26,010	1,773,309
Diageo		60,200	2,914,583

	Number of
	shares	Value (US $)
Common Stock (continued)
Consumer Staples (continued)
Essity Class B	38,400	$1,190,937
Kao	22,700	1,350,959
Kellogg	10,214	652,879
Kirin Holdings	20,300	376,766
Koninklijke Ahold Delhaize	54,060	1,800,097
Lawson	13,900	682,800
Nestle	18,150	2,186,895
Philip Morris International	20,583	1,951,063
Seven & i Holdings	37,400	1,702,614
		26,165,789
Energy – 2.74%
Chevron	5,763	584,656
ConocoPhillips	76,186	5,163,125
EOG Resources	21,057	1,690,245
Exxon Mobil	41,896	2,464,323
Kinder Morgan	90,676	1,517,010
Marathon Petroleum	18,435	1,139,467
Williams	34,250	888,445
		13,447,271
Financials – 7.13%
AGNC Investment	94,174	1,485,124
American Financial Group	12,096	1,522,040
American International Group	54,700	3,002,483
Ameriprise Financial	4,440	1,172,693
Annaly Capital Management	55,113	464,051
Artisan Partners Asset
Management Class A	24,901	1,218,157
BlackRock	2,507	2,102,521
Blackstone	12,746	1,482,870
Diamond Hill Investment
Group	2,701	474,458
Discover Financial Services	34,877	4,284,639
Invesco	62,661	1,510,757
MetLife	76,691	4,734,135
Principal Financial Group	26,274	1,692,045
Prudential Financial	13,533	1,423,672
S&P Global	2,291	973,423
Synchrony Financial	24,573	1,201,128
Truist Financial	51,800	3,038,070
US Bancorp	53,000	3,150,320
		34,932,586
Healthcare – 8.52%
AbbVie	18,625	2,009,079
AmerisourceBergen	14,577	1,741,223
Amgen	7,216	1,534,482
Baxter International	10,024	806,230
Bristol-Myers Squibb	24,925	1,474,812
Cardinal Health	37,121	1,836,005
Cigna	13,100	2,622,096
CVS Health	36,200	3,071,932
Eli Lilly & Co.	3,618	835,939
Fresenius Medical Care AG &
Co.	27,490	1,928,267
Humana	1,591	619,138
Johnson & Johnson	37,188	6,005,862
Merck & Co.	66,509	4,995,491
Molina Healthcare †	3,370	914,315
Novo Nordisk Class B	20,500	1,975,986
Organon & Co. †	2,263	74,204
Pfizer	54,904	2,361,421
Roche Holding	4,760	1,737,257
Smith & Nephew	92,540	1,594,264
UnitedHealth Group	1,661	649,019
Viatris	218,088	2,955,092
		41,742,114
Industrials – 3.21%
Dover	18,053	2,807,241
Honeywell International	13,484	2,862,383
Knorr-Bremse	5,860	626,971
Lockheed Martin	4,105	1,416,635
Northrop Grumman	8,500	3,061,275
Raytheon Technologies	35,832	3,080,119
Securitas Class B	117,130	1,853,889
United Parcel Service Class B	197	35,874
		15,744,387
Information Technology – 13.24%
Adobe †	4,287	2,468,112
Amadeus IT Group †	20,910	1,375,289
Analog Devices	2,012	336,970
Apple	69,974	9,901,321
Broadcom	11,171	5,417,153
Cisco Systems	80,956	4,406,435
Cognizant Technology
Solutions Class A	39,345	2,919,792
Dropbox Class A †	53,921	1,575,572
Enphase Energy †	3,425	513,647
Fidelity National Information
Services	21,081	2,565,136
HP	58,257	1,593,911
International Business
Machines	8,343	1,159,093
Lam Research	3,167	1,802,498
Microsoft	32,633	9,199,895
Monolithic Power Systems	3,789	1,836,452
Motorola Solutions	12,806	2,975,090
NetApp	21,547	1,934,059
NVIDIA	2,654	549,803

Schedules of investments
Delaware Total Return Fund

	Number of
	shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Oracle	33,500	$2,918,855
Paychex	14,596	1,641,320
Paycom Software †	1,341	664,801
QUALCOMM	13,117	1,691,831
SAP	11,660	1,576,773
TE Connectivity	6,366	873,543
Western Union	61,470	1,242,923
Xilinx	11,835	1,786,967
		64,927,241
Materials – 1.07%
Air Liquide	11,560	1,851,452
Dow	10,563	608,006
DuPont de Nemours	41,100	2,794,389
		5,253,847
REIT Diversified – 0.05%
DigitalBridge Group †	2,402	14,484
Lexington Realty Trust	16,740	213,435
		227,919
REIT Healthcare – 0.51%
CareTrust REIT	8,903	180,909
Healthcare Trust of America
Class A	9,580	284,143
Healthpeak Properties	4,893	163,818
Medical Properties Trust	37,386	750,337
National Health Investors	930	49,755
Omega Healthcare Investors	21,116	632,635
Ventas	1,060	58,522
Welltower	4,872	401,453
		2,521,572
REIT Hotel – 0.31%
Apple Hospitality REIT	12,855	202,209
Chatham Lodging Trust †	4,653	56,999
Gaming and Leisure
Properties	4,264	197,509
Host Hotels & Resorts †	1,325	21,637
VICI Properties	36,598	1,039,749
		1,518,103
REIT Industrial – 0.40%
Americold Realty Trust	1,286	37,358
Duke Realty	7,527	360,318
Plymouth Industrial REIT	832	18,928
Prologis	11,370	1,426,139
Terreno Realty	2,161	136,640
		1,979,383
REIT Information Technology – 0.32%
Digital Realty Trust	3,616	522,331
Equinix	1,332	1,052,453
		1,574,784
REIT Mall – 0.10%
Simon Property Group	3,606	468,672
		468,672
REIT Manufactured Housing – 0.11%
Equity LifeStyle Properties	1,576	123,086
Sun Communities	2,211	409,256
		532,342
REIT Multifamily – 1.05%
American Homes 4 Rent
Class A	4,287	163,420
AvalonBay Communities	1,147	254,221
Camden Property Trust	1,444	212,947
Equity Residential	42,188	3,413,853
Essex Property Trust	1,435	458,827
Invitation Homes	11,425	437,920
Mid-America Apartment
Communities	1,006	187,871
UDR	457	24,212
		5,153,271
REIT Office – 0.26%
Alexandria Real Estate
Equities	2,466	471,179
Boston Properties	1,635	177,152
Columbia Property Trust	4,170	79,314
Cousins Properties	4,885	182,162
Douglas Emmett	3,389	107,126
Highwoods Properties	2,505	109,869
Kilroy Realty	836	55,352
Piedmont Office Realty Trust
Class A	4,224	73,624
SL Green Realty	529	37,474
		1,293,252
REIT Self-Storage – 0.55%
CubeSmart	2,709	131,251
Extra Space Storage	2,408	404,520
Iron Mountain	26,002	1,129,787
Life Storage	2,096	240,495
National Storage Affiliates
Trust	2,695	142,269
Public Storage	2,249	668,178
		2,716,500
REIT Shopping Center – 0.27%
Brixmor Property Group	11,958	264,391
Kimco Realty	7,299	151,454
Kite Realty Group Trust	5,567	113,344

	Number of
	shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
Regency Centers	3,459	$232,895
Retail Opportunity
Investments	12,015	209,301
SITE Centers	13,148	203,005
Urban Edge Properties	8,147	149,172
		1,323,562
REIT Single Tenant – 0.21%
Essential Properties Realty
Trust	4,757	132,815
Four Corners Property Trust	5,447	146,306
National Retail Properties	5,232	225,970
Realty Income	3,344	216,892
Spirit Realty Capital	4,375	201,425
STORE Capital	2,954	94,617
		1,018,025
REIT Specialty – 0.08%
Lamar Advertising Class A	1,068	121,165
Outfront Media †	2,652	66,830
WP Carey	2,590	189,174
		377,169
Utilities – 0.97%
Edison International	52,100	2,889,987
NRG Energy	41,226	1,683,258
PPL	6,732	187,688
		4,760,933
Total Common Stock
(cost $258,156,789)		288,309,225

Convertible Preferred Stock – 1.46%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	506	784,047
Algonquin Power &
Utilities 7.75%
exercise price $18.00,
maturity date 6/15/24	8,276	400,724
AMG Capital Trust II
5.15% exercise price
$195.47, maturity
date 10/15/37	10,058	581,352
Bank of America 7.25%
exercise price
$50.00 **	350	504,847
El Paso Energy Capital
Trust I 4.75% exercise
price $34.49, maturity
date 3/31/28	25,777	1,277,250
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	12,172	607,018
Essential Utilities 6.00%
exercise price $42.19,
maturity date 4/30/22	21,600	1,239,624
Lyondellbasell Advanced
Polymers 6.00%
exercise price
$52.33 **	818	829,043
RBC Bearings 5.00%
exercise price
$226.60, maturity
date 10/15/24	1,009	112,473
UGI 7.25% exercise price
$52.57, maturity date
6/1/24	8,097	808,567
Total Convertible Preferred Stock
(cost $6,656,304)		7,144,945

Exchange-Traded Funds – 4.69%
iShares Core MSCI Emerging
Markets ETF	158,400	9,782,784
iShares Global Infrastructure
ETF	267,940	12,298,446
iShares MSCI EAFE ETF	1,060	82,691
iShares Russell 1000 Growth
ETF	470	128,799
iShares Trust iShares ESG
Aware MSCI EAFE ETF	7,140	559,633
Vanguard Mega Cap Growth
ETF	540	126,792
Total Exchange-Traded Funds
(cost $24,192,553)		22,979,145

	Principal
	amount°
Limited Liability Corporation – 1.73%
Sc Hixson Pp
0.000%
1/7/20 =, †,π	7,200,000	8,470,080
Total Limited Liability Corporation
(cost $6,768,000)		8,470,080

Schedules of investments
Delaware Total Return Fund

	Number of
	shares	Value (US $)
Short-Term Investments – 5.16%
Money Market Mutual Funds – 5.16%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.03%)	6,325,927	$6,325,927
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	6,325,927	6,325,927
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	6,325,927	6,325,927
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.03%)	6,325,927	6,325,927
Total Short-Term Investments
(cost $25,303,708)		25,303,708
Total Value of
Securities–99.99%
(cost $453,909,615)		$490,208,147

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of Rule 144A securities was $50,110,293, which represents 10.22% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
Δ	Securities have been classified by country of origin.
†	Non-income producing security.
**	Perpetual security with no stated maturity date.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2021, the aggregate value of restricted securities was $8,470,080, which represented 1.73% of the Fund’s net assets. See Note 11 in “Notes to financial statements” and the following table, for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Sc Hixson Pp	1/7/2020	$6,768,000	$8,470,080

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	EUR	(36,389)	USD	42,148	10/1/21	$–	$(5)
BNYM	EUR	(13,276)	USD	15,343	10/4/21	–	(36)
BNYM	SEK	(68,977)	USD	7,823	10/1/21	–	(56)
CITI	COP	(1,699,368,000)	USD	437,701	12/3/21	–	(6,594)
JPMCB	EUR	(1,124,834)	USD	1,319,987	12/3/21	15,321	–
JPMCB	KZT	434,625,199	USD	(1,008,645)	12/3/21	–	(2,638)
JPMCB	MXN	20,507	USD	(1,009)	12/3/21	–	(25)
Total Foreign Currency Exchange Contracts						$15,321	$(9,354)

Futures Contracts
Exchange-Traded

						Variation
						Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Brokers
(11)	US Treasury 10 yr Notes	$(1,447,703)	$(1,463,316)	12/21/21	$15,613	$(1,547)
(4)	US Treasury 10 yr Ultra Notes	(581,000)	(592,428)	12/21/21	11,428	(687)
(2)	US Treasury Ultra Bonds	(382,125)	(391,901)	12/21/21	9,776	312
Total Futures Contracts			$(2,447,645)		$36,817	$(1,922)

Swap Contracts

CDS Contracts2

Counterparty/				Upfront
Reference Obligation/				Payments		Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Depreciation[4]	(Due to) Brokers
Over-The-Counter:
Protection Purchased/
Moody’s Ratings:
JPMCB-Republic of Turkey
11.875% 6/20/22 BB
6/22/26-
Quarterly	200,000	1.000%	$26,799	$31,520	$(4,721)	$–
Total CDS Contracts			$26,799	$31,520	$(4,721)	$–

[1]	See Note 8 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(61).

Schedules of investments
Delaware Total Return Fund

The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CITI – Citigroup
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank
DIFC – Dubai International Financial Centre
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance
ETF – Exchange-Traded Fund
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
TBA – To be announced
yr – Year

Summary of currencies:
COP – Colombia Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KZT – Kazakhstan Tenge
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Sol
SEK – Swedish Krona
USD – US Dollar
UYU – Uruguayan Peso

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)

September 30, 2021

	Delaware	Delaware	Delaware
	Equity Income	Growth and	Growth Equity
	Fund	Income Fund	Fund
Assets:
Investments, at value*	$291,894,866	$1,041,323,058	$601,493,128
Dividends and interest receivable	853,615	2,992,044	227,473
Receivable for fund shares sold	24,290	391,315	209,869
Receivable for securities sold	—	—	3,889,257
Other assets	19,982	57,616	24,395
Total Assets	292,792,753	1,044,764,033	605,844,122
Liabilities:
Payable for fund shares redeemed	377,960	1,230,844	641,230
Investment management fees payable to affiliates	146,072	544,362	332,083
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	113,346	470,494	222,276
Distribution fees payable to affiliates	61,481	219,038	113,064
Reports and statements to shareholders expenses payable to non-affiliates	38,658	131,336	79,113
Accounting and administration fees payable to non-affiliates	29,213	63,052	44,045
Custody fees payable	7,456	19,599	10,439
Audit and tax fees payable	4,725	4,725	4,725
Other accrued expenses	3,078	5,458	1,999
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,108	7,504	4,439
Accounting and administration expenses payable to affiliates	1,207	3,456	2,179
Legal fees payable to affiliates	634	2,247	2,137
Trustees’ fees and expenses payable to affiliates	544	1,929	1,128
Reports and statements to shareholders expenses payable to affiliates	485	1,732	998
Payable for securities purchased	—	—	3,822,571
Total Liabilities	786,967	2,705,776	5,282,426
Total Net Assets	$292,005,786	$1,042,058,257	$600,561,696

Net Assets Consist of:
Paid-in capital	$226,821,245	$809,921,055	$194,999,596
Total distributable earnings (loss)	65,184,541	232,137,202	405,562,100
Total Net Assets	$292,005,786	$1,042,058,257	$600,561,696

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)

	Delaware	Delaware	Delaware
	Equity Income	Growth and	Growth Equity
	Fund	Income Fund	Fund
Net Asset Value

Class A:
Net assets	$290,190,958	$1,037,062,112	$518,096,264
Shares of beneficial interest outstanding, unlimited authorization, no par	38,592,512	70,957,857	29,384,404
Net asset value per share	$7.52	$14.62	$17.63
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$7.98	$15.51	$18.71

Institutional Class:
Net assets	$1,794,115	$4,804,146	$80,647,489
Shares of beneficial interest outstanding, unlimited authorization, no par	236,673	328,221	4,435,318
Net asset value per share	$7.58	$14.64	$18.18

Class R6:
Net assets	$20,713	$191,999	$1,817,943
Shares of beneficial interest outstanding, unlimited authorization, no par	2,758	13,041	99,124
Net asset value per share	$7.51	$14.72	$18.34
____________________
*Investments, at cost	$258,384,646	$905,082,884	$352,036,509

See accompanying notes, which are an integral part of the financial statements.

			Delaware
	Delaware	Delaware	Covered Call
	Opportunity	Global Equity	Strategy
	Fund	Fund	Fund
Assets:
Investments, at value*	$665,993,044	$248,013,377	$132,673,291
Foreign currencies, at valueΔ	—	84,831	—
Dividends and interest receivable	867,345	448,375	49,498
Receivable for fund shares sold	188,260	36,840	130,105
Receivable for securities sold	—	126,401	—
Foreign tax reclaims receivable	—	1,262,326	—
Other assets	37,070	19,900	11,236
Total Assets	667,085,719	249,992,050	132,864,130
Liabilities:
Options written, at valueΣ	—	—	2,211,853
Due to custodian	96	—	—
Payable for fund shares redeemed	805,520	211,138	208,613
Investment management fees payable to affiliates	412,483	179,266	81,489
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	290,711	96,492	49,470
Distribution fees payable to affiliates	139,603	49,786	20,296
Reports and statements to shareholders expenses payable to non-affiliates	73,417	38,870	19,797
Accounting and administration fees payable to non-affiliates	45,818	27,402	23,278
Custody fees payable	15,065	42,447	2,274
Audit and tax fees payable	5,175	5,175	6,355
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,789	1,809	942
Other accrued expenses	3,947	4,048	1,189
Accounting and administration expenses payable to affiliates	2,325	1,083	721
Legal fees payable to affiliates	1,421	537	279
Trustees’ fees and expenses payable to affiliates	1,220	461	240
Reports and statements to shareholders expenses payable to affiliates	1,106	414	216
Unrealized depreciation on foreign currency exchange contracts	—	285	—
Total Liabilities	1,802,696	659,213	2,627,012
Total Net Assets	$665,283,023	$249,332,837	$130,237,118

Net Assets Consist of:
Paid-in capital	$461,783,105	$211,302,925	$91,432,431
Total distributable earnings (loss)	203,499,918	38,029,912	38,804,687
Total Net Assets	$665,283,023	$249,332,837	$130,237,118

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)

			Delaware
	Delaware	Delaware	Covered Call
	Opportunity	Global Equity	Strategy
	Fund	Fund	Fund
Net Asset Value

Class A:
Net assets	$660,972,628	$233,849,939	$95,582,891
Shares of beneficial interest outstanding, unlimited authorization, no par	19,476,970	32,812,128	7,287,636
Net asset value per share	$33.94	$7.13	$13.12
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$36.01	$7.56	$13.92

Institutional Class:
Net assets	$4,082,893	$15,344,780	$34,606,466
Shares of beneficial interest outstanding, unlimited authorization, no par	114,746	2,052,619	2,646,123
Net asset value per share	$35.58	$7.48	$13.08

Class R6:
Net assets	$227,502	$138,118	$47,761
Shares of beneficial interest outstanding, unlimited authorization, no par	6,406	18,230	3,666
Net asset value per share	$35.51	$7.58	$13.03
____________________
*Investments, at cost	$492,053,376	$231,530,416	$88,773,418
ΔForeign currencies, at cost	—	83,267	—
ΣOptions written, premium received	—	—	(3,312,478)

See accompanying notes, which are an integral part of the financial statements.

	Delaware
	Hedged
	U.S. Equity	Delaware	Delaware
	Opportunities	Premium	Total Return
	Fund	Income Fund	Fund
Assets:
Investments, at value*	$69,524,601	$57,895,418	$490,208,147
Cash	147	—	243,837
Cash collateral due from brokers	738,154	—	40,920
Foreign currencies, at valueΔ	9,114	—	6,602
Receivable for securities sold	161,082	—	5,005,529
Variation margin due from broker on futures contracts	144,906	—	—
Dividends and interest receivable	55,243	34,038	1,524,406
Unrealized appreciation on foreign currency exchange contracts	32,856	—	15,321
Receivable for fund shares sold	24,957	49,997	239,926
Foreign tax reclaims receivable	1,344	—	150,381
Upfront payments paid on credit default swap contracts	—	—	31,520
Other assets	5,108	2,452	29,462
Total Assets	70,697,512	57,981,905	497,496,051
Liabilities:
Options written, at valueΣ	436,075	9,626,774	—
Payable for securities purchased	293,774	—	5,719,185
Payable for fund shares redeemed	107,403	20,855	746,140
Investment management fees payable to affiliates	46,877	17,297	269,011
Custody fees payable	21,933	1,190	38,304
Accounting and administration fees payable to non-affiliates	19,013	17,986	38,102
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	18,129	12,155	188,920
Reports and statements to shareholders expenses payable to non-affiliates	10,696	10,798	64,378
Distribution fees payable to affiliates	9,604	4,616	103,504
Audit and tax fees payable	4,950	4,950	6,129
Other accrued expenses	1,259	588	26,123
Accounting and administration expenses payable to affiliates	540	472	1,804
Dividend disbursing and transfer agent fees and expenses payable to affiliates	507	345	3,541
Legal fees payable to affiliates	150	102	1,050
Trustees’ fees and expenses payable to affiliates	129	87	901
Reports and statements to shareholders expenses payable to affiliates	116	80	815
Unrealized depreciation on foreign currency exchange contracts	—	—	9,354
Cash collateral due to brokers	—	—	30,000
Unrealized depreciation on credit default swap contracts	—	—	4,721
Foreign capital gains tax payable	—	—	567
Swap payments payable	—	—	61
Variation margin due to broker on futures contracts*	—	—	1,922
Total Liabilities	971,155	9,718,295	7,254,532
Total Net Assets	$69,726,357	$48,263,610	$490,241,519

Net Assets Consist of:
Paid-in capital	$52,938,439	$53,053,233	$392,898,971
Total distributable earnings (loss)	16,787,918	(4,789,623)	97,342,548
Total Net Assets	$69,726,357	$48,263,610	$490,241,519

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)

	Delaware
	Hedged
	U.S. Equity	Delaware	Delaware
	Opportunities	Premium	Total Return
	Fund	Income Fund	Fund
Net Asset Value

Class A:
Net assets	$45,084,334	$22,015,093	$488,791,930
Shares of beneficial interest outstanding, unlimited authorization, no par	4,420,275	2,132,319	28,473,531
Net asset value per share	$10.20	$10.32	$17.17
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$10.82	$10.95	$18.22

Institutional Class:
Net assets	$24,625,446	$26,233,035	$1,387,960
Shares of beneficial interest outstanding, unlimited authorization, no par	2,356,582	2,539,371	80,504
Net asset value per share	$10.45	$10.33	$17.24

Class R6:
Net assets	$16,577	$15,482	$61,629
Shares of beneficial interest outstanding, unlimited authorization, no par	1,584	2,962	3,565
Net asset value per share	$10.47	$5.23	$17.29
____________________
*Investments, at cost	$59,372,665	$47,074,210	$453,909,615
Δ Foreign currencies, at cost	9,092	—	6,865
Σ Options written, premium received	(562,551)	(10,379,173)	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Group® Equity Funds IV (Trust)

Year ended September 30, 2021

	Delaware	Delaware	Delaware
	Equity Income Fund	Growth and Income Fund	Growth Equity Fund
Investment Income:
Dividends	$9,528,197	$31,677,933	$5,178,162

Expenses:
Management fees	2,049,681	6,778,698	4,083,658
Distribution expenses — Class A	784,357	2,726,634	1,286,117
Dividend disbursing and transfer agent fees and expenses	383,365	1,445,093	790,257
Reports and statements to shareholders expenses	89,297	284,707	135,600
Accounting and administration expenses	89,290	213,892	140,967
Registration fees	52,642	57,773	55,773
Audit and tax fees	45,255	73,342	56,252
Legal fees	21,639	61,389	34,071
Custodian fees	13,989	38,439	20,771
Trustees’ fees and expenses	12,880	44,429	25,904
Other	15,669	33,338	21,098
	3,558,064	11,757,734	6,650,468
Less expenses waived	(37,417)	(63)	—
Less expenses paid indirectly	(1,545)	(5,021)	(2,132)
Total operating expenses	3,519,102	11,752,650	6,648,336
Net Investment Income (Loss)	6,009,095	19,925,283	(1,470,174)
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	40,762,390	123,986,437	166,788,168
Net realized gain	40,762,390	123,986,437	166,788,168

Net change in unrealized appreciation (depreciation) of:
Investments	37,952,856	150,039,410	58,692,023
Net change in unrealized appreciation (depreciation)	37,952,856	150,039,410	58,692,023
Net Realized and Unrealized Gain	78,715,246	274,025,847	225,480,191
Net Increase in Net Assets Resulting from Operations	$84,724,341	$293,951,130	$224,010,017

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Group® Equity Funds IV (Trust)

			Delaware
	Delaware	Delaware	Covered Call Strategy
	Opportunity Fund	Global Equity Fund	Fund
Investment Income:
Dividends	$18,015,804	$7,042,515	$2,659,039
Foreign tax withheld	—	(650,094)	—
	18,015,804	6,392,421	2,659,039

Expenses:
Management fees	5,109,899	2,360,950	1,166,920
Distribution expenses — Class A	1,725,215	652,191	274,983
Dividend disbursing and transfer agent fees and expenses	960,231	360,401	200,047
Reports and statements to shareholders expenses	147,287	65,791	38,007
Accounting and administration expenses	149,734	83,294	64,248
Registration fees	53,391	51,950	48,360
Audit and tax fees	59,262	46,219	46,354
Legal fees	36,631	15,733	8,612
Custodian fees	28,954	67,077	4,837
Trustees’ fees and expenses	27,873	11,497	6,148
Other	24,418	20,509	14,050
	8,322,895	3,735,612	1,872,566
Less expenses waived	(2,106)	(6,840)	(49,832)
Less expenses paid indirectly	(3,299)	(1,435)	(921)
Total operating expenses	8,317,490	3,727,337	1,821,813
Net Investment Income	9,698,314	2,665,084	837,226
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	41,816,533	23,466,804	28,498,661
Foreign currencies	—	(25,506)	—
Foreign currency exchange contracts	—	(150,018)	—
Options written	—	—	(4,903,922)
Net realized gain	41,816,533	23,291,280	23,594,739

Net change in unrealized appreciation (depreciation) of:
Investments	209,856,575	7,690,351	4,792,954
Foreign currencies	—	(31,751)	—
Foreign currency exchange contracts	—	777	—
Options written	—	—	(1,465,684)
Net change in unrealized appreciation (depreciation)	209,856,575	7,659,377	3,327,270
Net Realized and Unrealized Gain	251,673,108	30,950,657	26,922,009
Net Increase in Net Assets Resulting from Operations	$261,371,422	$33,615,741	$27,759,235

See accompanying notes, which are an integral part of the financial statements.

	Delaware
	Hedged U.S. Equity	Delaware	Delaware
	Opportunities Fund	Premium Income Fund	Total Return Fund
Investment Income:
Dividends	$882,787	$1,524,625	$8,925,449
Interest	—	—	5,347,113
Foreign tax withheld	(4,951)	—	(144,776)
	877,836	1,524,625	14,127,786

Expenses:
Management fees	872,037	428,563	3,476,438
Distribution expenses — Class A	127,238	66,182	1,341,234
Dividend disbursing and transfer agent fees and expenses	88,238	60,992	656,364
Reports and statements to shareholders expenses	21,695	18,555	139,025
Accounting and administration expenses	51,070	47,527	124,753
Registration fees	49,634	46,570	53,762
Audit and tax fees	43,747	40,208	82,188
Legal fees	4,115	3,108	51,015
Custodian fees	30,715	2,514	59,712
Trustees’ fees and expenses	3,136	2,301	22,376
Other	14,150	12,787	71,456
	1,305,775	729,307	6,078,323
Less expenses waived	(147,824)	(101,080)	(42)
Less expenses paid indirectly	(380)	(277)	(2,835)
Total operating expenses	1,157,571	627,950	6,075,446
Net Investment Income (Loss)	(279,735)	896,675	8,052,340
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,148,297	4,524,011	66,481,789
Foreign currencies	2,700	—	(9,900)
Foreign currency exchange contracts	(110,089)	—	14,216
Futures contracts	(4,939,868)	—	69,358
Options purchased	(2,273,652)	(10,532,028)	—
Options written	1,134,086	—	—
Swap contracts	—	—	(23,521)
Net realized gain (loss)	9,961,474	(6,008,017)	66,531,942

Net change in unrealized appreciation (depreciation) of:
Investments[1]	556,687	11,846,191	33,695,963
Foreign currencies	(126)	—	(5,766)
Foreign currency exchange contracts	(11,903)	—	10,904
Futures contracts	366,073	—	39,796
Options purchased	(232,657)	—	—
Options written	112,272	(311,830)	—
Swap contracts	—	—	2,214
Net change in unrealized appreciation (depreciation)	790,346	11,534,361	33,743,111
Net Realized and Unrealized Gain	10,751,820	5,526,344	100,275,053
Net Increase in Net Assets Resulting from Operations	$10,472,085	$6,423,019	$108,327,393

[1]	Includes $(567) capital gains tax accrued for Delaware Total Return Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)

	Delaware Equity Income Fund		Delaware Growth and Income Fund
	Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,009,095	$5,835,970	$19,925,283	$20,834,476
Net realized gain	40,762,390	106,713,928	123,986,437	355,058,601
Net change in unrealized appreciation (depreciation)	37,952,856	(144,981,746)	150,039,410	(480,016,900)
Net increase (decrease) in net assets resulting from operations	84,724,341	(32,431,848)	293,951,130	(104,123,823)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(24,457,751)	(132,797,526)	(71,056,321)	(491,601,820)
Institutional Class[1]	(110,899)	(336,217)	(340,754)	(2,861,172)
Class R6[2]	(6,268)	(386,245)	(17,294)	(1,904,446)
	(24,574,918)	(133,519,988)	(71,414,369)	(496,367,438)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,476,289	21,226,285	31,810,651	57,869,184
Institutional Class[1]	1,040,174	903,185	2,213,795	3,311,866
Class R6[2]	—	179,886	—	352,004

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	24,369,427	131,262,560	70,843,149	487,454,636
Institutional Class[1]	110,899	311,497	340,033	2,801,661
Class R6[2]	6,268	386,245	17,294	1,904,446
	34,003,057	154,269,658	105,224,922	553,693,797
Cost of shares redeemed:
Class A	(107,437,014)	(151,101,932)	(310,857,682)	(390,939,730)
Institutional Class[1]	(533,493)	(1,704,420)	(2,772,085)	(20,418,470)
Class R6[2]	(697,843)	(819,926)	(2,667,596)	(2,837,045)
	(108,668,350)	(153,626,278)	(316,297,363)	(414,195,245)
Increase (decrease) in net assets derived from capital share
transactions	(74,665,293)	643,380	(211,072,441)	139,498,552
Net Increase (Decrease) in Net Assets	(14,515,870)	(165,308,456)	11,464,320	(460,992,709)

Net Assets:
Beginning of year	306,521,656	471,830,112	1,030,593,937	1,491,586,646
End of year	$292,005,786	$306,521,656	$1,042,058,257	$1,030,593,937

[1]	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to financial statements.
[2]	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Growth Equity Fund		Delaware Opportunity Fund
	Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,470,174)	$(1,004,744)	$9,698,314	$4,486,312
Net realized gain	166,788,168	52,514,563	41,816,533	152,637,370
Net change in unrealized appreciation (depreciation)	58,692,023	86,054,104	209,856,575	(265,065,831)
Net increase (decrease) in net assets resulting from operations	224,010,017	137,563,923	261,371,422	(107,942,149)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(44,227,721)	(51,258,363)	(5,426,910)	(260,597,869)
Institutional Class[1]	(11,172,975)	(14,562,190)	(29,402)	(1,436,451)
Class R6[2]	(70,467)	(406,462)	—	(621,869)
	(55,471,163)	(66,227,015)	(5,456,312)	(262,656,189)

Capital Share Transactions:
Proceeds from shares sold:
Class A	32,140,436	41,056,959	20,796,944	42,545,399
Institutional Class[1]	31,792,980	30,743,036	1,949,558	1,619,419
Class R6[2]	1,129,570	1,185,958	26,918	306,732

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	44,114,355	50,800,590	5,409,732	258,629,421
Institutional Class[1]	11,166,619	14,146,829	29,402	1,387,018
Class R6[2]	70,467	406,461	—	621,869
	120,414,427	138,339,833	28,212,554	305,109,858
Cost of shares redeemed:
Class A	(163,229,065)	(184,763,540)	(219,420,050)	(249,059,513)
Institutional Class[1]	(119,660,332)	(79,327,920)	(1,476,289)	(8,988,193)
Class R6[2]	(3,336,162)	(2,450,659)	(1,010,135)	(1,403,898)
	(286,225,559)	(266,542,119)	(221,906,474)	(259,451,604)
Increase (decrease) in net assets derived from capital share
transactions	(165,811,132)	(128,202,286)	(193,693,920)	45,658,254
Net Increase (Decrease) in Net Assets	2,727,722	(56,865,378)	62,221,190	(324,940,084)

Net Assets:
Beginning of year	597,833,974	654,699,352	603,061,833	928,001,917
End of year	$600,561,696	$597,833,974	$665,283,023	$603,061,833

[1]	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to financial statements.
[2]	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)

	Delaware Global Equity Fund		Delaware Covered Call Strategy Fund
	Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,665,084	$2,848,858	$837,226	$2,532,386
Net realized gain (loss)	23,291,280	63,037,800	23,594,739	(4,963,332)
Net change in unrealized appreciation (depreciation)	7,659,377	(55,098,902)	3,327,270	(13,267,870)
Net increase (decrease) in net assets resulting from operations	33,615,741	10,787,756	27,759,235	(15,698,816)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(12,688,395)	(47,492,756)	(677,582)	(1,835,673)
Institutional Class[1]	(805,368)	(3,789,098)	(320,034)	(673,147)
Class R6[2]	(2,751)	(280,865)	(978)	(12,223)
	(13,496,514)	(51,562,719)	(998,594)	(2,521,043)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,700,103	12,759,103	5,000,427	18,268,580
Institutional Class[1]	1,481,082	4,378,398	2,882,027	7,106,153
Class R6[2]	118,387	187,613	42,113	76,426

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,628,543	46,817,307	673,593	1,811,286
Institutional Class[1]	805,368	3,775,915	296,723	625,930
Class R6[2]	2,751	280,865	787	11,557
	21,736,234	68,199,201	8,895,670	27,899,932
Cost of shares redeemed:
Class A	(75,417,284)	(95,565,732)	(52,033,124)	(96,821,816)
Institutional Class[1]	(5,681,192)	(62,707,530)	(12,821,056)	(31,441,208)
Class R6[2]	(1,304,516)	(886,084)	(253,701)	(1,233,538)
	(82,402,992)	(159,159,346)	(65,107,881)	(129,496,562)
Decrease in net assets derived from capital share transactions	(60,666,758)	(90,960,145)	(56,212,211)	(101,596,630)
Net Decrease in Net Assets	(40,547,531)	(131,735,108)	(29,451,570)	(119,816,489)

Net Assets:
Beginning of year	289,880,368	421,615,476	159,688,688	279,505,177
End of year	$249,332,837	$289,880,368	$130,237,118	$159,688,688

[1]	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to financial statements.
[2]	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Hedged U.S. Equity Opportunities Fund		Delaware Premium Income Fund
	Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20
Increase (Decrease) in Net Assets from
Operations:
Net investment income (loss)	$(279,735)	$(39,903)	$896,675	$2,189,714
Net realized gain (loss)	9,961,474	20,051,043	(6,008,017)	(9,955,759)
Net change in unrealized appreciation (depreciation)	790,346	(11,743,058)	11,534,361	1,029,161
Net increase (decrease) in net assets resulting from
operations	10,472,085	8,268,082	6,423,019	(6,736,884)

Dividends and Distributions to Shareholders
from:
Distributable earnings:
Class A	(12,646,227)	(11,099,496)	(403,701)	(1,633,590)
Institutional Class[1]	(4,921,276)	(4,445,817)	(491,110)	(1,969,385)
Class R6[2]	(22,403)	(49,879)	(1,540)	(3,282)
	(17,589,906)	(15,595,192)	(896,351)	(3,606,257)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,493,969	7,719,313	947,867	7,031,159
Institutional Class[1]	16,845,480	6,202,399	5,013,875	13,762,407
Class R6[2]	38,668	80,032	—	27,712

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	12,579,722	10,953,456	399,834	1,601,078
Institutional Class[1]	4,921,276	4,430,714	459,186	1,869,625
Class R6[2]	22,403	49,879	1,412	3,073
	40,901,518	29,435,793	6,822,174	24,295,054
Cost of shares redeemed:
Class A	(24,132,677)	(36,331,747)	(13,596,508)	(33,215,498)
Institutional Class[1]	(14,722,965)	(33,680,974)	(14,741,378)	(45,142,958)
Class R6[2]	(125,139)	(353,825)	(22,568)	(20,372)
	(38,980,781)	(70,366,546)	(28,360,454)	(78,378,828)
Increase (decrease) in net assets derived from capital
share transactions	1,920,737	(40,930,753)	(21,538,280)	(54,083,774)
Net Decrease in Net Assets	(5,197,084)	(48,257,863)	(16,011,612)	(64,426,915)

Net Assets:
Beginning of year	74,923,441	123,181,304	64,275,222	128,702,137
End of year	$69,726,357	$74,923,441	$48,263,610	$64,275,222

[1]	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to financial statements.
[2]	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)

	Delaware Total Return Fund
	Year ended
	9/30/21	9/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,052,340	$12,357,635
Net realized gain	66,531,942	102,760,183
Net change in unrealized appreciation (depreciation)	33,743,111	(149,042,507)
Net increase (decrease) in net assets resulting from operations	108,327,393	(33,924,689)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(10,186,083)	(156,963,527)
Institutional Class[1]	(25,842)	(193,281)
Class R6[2]	(3,194)	(363,775)

Return of capital:
Class A	—	(250,419)
Institutional Class	—	(348)
Class R6	—	(345)
	(10,215,119)	(157,771,695)

Capital Share Transactions:
Proceeds from shares sold:
Class A	19,064,709	37,411,499
Institutional Class[1]	1,197,743	1,066,775
Class R6[2]	1,596	156,157

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	10,098,032	155,382,017
Institutional Class[1]	25,842	176,086
Class R6[2]	3,194	364,120
	30,391,116	194,556,654
Cost of shares redeemed:
Class A	(188,287,340)	(252,634,094)
Institutional Class[1]	(790,311)	(1,432,600)
Class R6[2]	(735,529)	(1,293,618)
	(189,813,180)	(255,360,312)
Decrease in net assets derived from capital share transactions	(159,422,064)	(60,803,658)
Net Decrease in Net Assets	(61,309,790)	(252,500,042)

Net Assets:
Beginning of year	551,551,309	804,051,351
End of year	$490,241,519	$551,551,309

[1]	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to financial statements.
[2]	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Equity Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.24	$9.68	$11.09	$10.71	$9.72

Income (loss) from investment operations:
Net investment income[2]	0.14	0.11	0.15	0.26	0.16
Net realized and unrealized gain (loss)	1.69	(0.51)	(0.16)	0.65	1.22
Total from investment operations	1.83	(0.40)	(0.01)	0.91	1.38

Less dividends and distributions from:
Net investment income	(0.10)	(0.13)	(0.26)	(0.17)	(0.21)
Net realized gain	(0.45)	(2.91)	(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.55)	(3.04)	(1.40)	(0.53)	(0.39)

Net asset value, end of period	$7.52	$6.24	$9.68	$11.09	$10.71

Total return[3]	30.49% [4]	(7.89% )	1.83%	8.68%	14.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,191	$304,917	$468,634	$545,810	$564,918
Ratio of expenses to average net assets[5]	1.12%	1.16%	1.19%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.13%	1.16%	1.19%	1.20%	1.20%
Ratio of net investment income to average net assets	1.90%	1.56%	1.58%	2.42%	1.58%
Ratio of net investment income to average net assets prior to
fees waived	1.89%	1.56%	1.58%	2.42%	1.58%
Portfolio turnover	57%	114% [6]	39%	35%	15%

[1]

On October 4, 2019, Class A shares of First Investors Equity Income Fund were reorganized into Class A shares of Delaware Equity Income Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Equity Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.28	$9.73		$11.16	$10.77	$9.74

Income (loss) from investment operations:
Net investment income[2]	0.16	0.13		0.20	0.31	0.19
Net realized and unrealized gain (loss)	1.71	(0.53)		(0.20)	0.65	1.23
Total from investment operations	1.87	(0.40)		—	0.96	1.42

Less dividends and distributions from:
Net investment income	(0.12)	(0.14)		(0.29)	(0.21)	(0.21)
Net realized gain	(0.45)	(2.91)		(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.57)	(3.05)		(1.43)	(0.57)	(0.39)

Net asset value, end of period	$7.58	$6.28		$9.73	$11.16	$10.77

Total return[3]	30.91% [4]	(7.72%	)[4]	1.97%	9.09%	14.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,794	$926		$1,786	$80,387	$71,611
Ratio of expenses to average net assets[5]	0.85%	0.89%		0.86%	0.85%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.94%		0.86%	0.85%	0.84%
Ratio of net investment income to average net assets	2.21%	1.86%		2.08%	2.79%	1.94%
Ratio of net investment income to average net assets prior to
fees waived	2.18%	1.81%		2.08%	2.79%	1.94%
Portfolio turnover	57%	114%	[6]	39%	35%	15%

[1]

On October 4, 2019, Advisor Class shares of First Investors Equity Income Fund were reorganized into Institutional Class shares of Delaware Equity Income Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Equity Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.23	$9.67		$11.12	$10.72	$9.78

Income (loss) from investment operations:
Net investment income[2]	0.16	0.14		0.19	0.31	0.37
Net realized and unrealized gain (loss)	1.69	(0.52)		(0.17)	0.66	1.06
Total from investment operations	1.85	(0.38)		0.02	0.97	1.43

Less dividends and distributions from:
Net investment income	(0.12)	(0.15)		(0.33)	(0.21)	(0.31)
Net realized gain	(0.45)	(2.91)		(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.57)	(3.06)		(1.47)	(0.57)	(0.49)

Net asset value, end of period	$7.51	$6.23		$9.67	$11.12	$10.72

Total return[3]	30.91% [4]	(7.54%	)[4]	2.18%	9.21%	14.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21	$679		$1,411	$2,499	$2,193
Ratio of expenses to average net assets[5]	0.81%	0.82%		0.81%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.88%		0.81%	0.80%	0.80%
Ratio of net investment income to average net assets	2.46%	1.92%		1.94%	2.81%	2.02%
Ratio of net investment income to average net assets prior to
fees waived	2.45%	1.86%		1.94%	2.81%	2.02%
Portfolio turnover	57%	114%	[6]	39%	35%	15%

[1]

On October 4, 2019, Institutional Class shares of First Investors Equity Income Fund were reorganized into Class R6 shares of Delaware Equity Income Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth and Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.94	$19.85	$24.41	$23.30	$21.51

Income (loss) from investment operations:
Net investment income[2]	0.25	0.23	0.27	0.26	0.25
Net realized and unrealized gain (loss)	3.34	(0.95)	(0.54)	2.11	2.66
Total from investment operations	3.59	(0.72)	(0.27)	2.37	2.91

Less dividends and distributions from:
Net investment income	(0.21)	(0.25)	(0.27)	(0.32)	(0.37)
Net realized gain	(0.70)	(6.94)	(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.91)	(7.19)	(4.29)	(1.26)	(1.12)

Net asset value, end of period	$14.62	$11.94	$19.85	$24.41	$23.30

Total return[3]	30.89%	(7.99% )	2.02%	10.35%	13.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,037,062	$1,023,821	$1,464,393	$1,653,563	$1,675,590
Ratio of expenses to average net assets[4]	1.07%	1.10%	1.13%	1.14%	1.15%
Ratio of net investment income to average net assets	1.82%	1.71%	1.37%	1.08%	1.13%
Portfolio turnover	51%	113% [5]	55%	34%	16%
[1]

On October 4, 2019, Class A shares of First Investors Growth & Income Fund were reorganized into Class A shares of Delaware Growth and Income Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth and Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.99	$19.87		$24.58	$23.46	$21.67

Income (loss) from investment operations:
Net investment income[2]	0.29	0.30		0.33	0.35	0.33
Net realized and unrealized gain (loss)	3.34	(0.98)		(0.55)	2.11	2.69
Total from investment operations	3.63	(0.68)		(0.22)	2.46	3.02

Less dividends and distributions from:
Net investment income	(0.28)	(0.26)		(0.47)	(0.40)	(0.48)
Net realized gain	(0.70)	(6.94)		(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.98)	(7.20)		(4.49)	(1.34)	(1.23)

Net asset value, end of period	$14.64	$11.99		$19.87	$24.58	$23.46

Total return[3]	31.19%	(7.68%	)[4]	2.26%	10.73%	14.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,804	$4,063		$21,597	$142,220	$166,851
Ratio of expenses to average net assets[5]	0.82%	0.85%		0.83%	0.79%	0.78%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.86%		0.83%	0.79%	0.78%
Ratio of net investment income to average net assets	2.08%	1.98%		1.66%	1.44%	1.50%
Ratio of net investment income to average net assets prior to
fees waived	2.08%	1.97%		1.66%	1.44%	1.50%
Portfolio turnover	51%	113%	[6]	55%	34%	16%

[1]

On October 4, 2019, Advisor Class shares of First Investors Growth & Income Fund were reorganized into Institutional Class shares of Delaware Growth and Income Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth and Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$12.01	$19.92		$24.52	$23.39	$21.58

Income (loss) from investment operations:
Net investment income[2]	0.30	0.29		0.35	0.36	0.34
Net realized and unrealized gain (loss)	3.35	(0.96)		(0.56)	2.12	2.67
Total from investment operations	3.65	(0.67)		(0.21)	2.48	3.01

Less dividends and distributions from:
Net investment income	(0.24)	(0.30)		(0.37)	(0.41)	(0.45)
Net realized gain	(0.70)	(6.94)		(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.94)	(7.24)		(4.39)	(1.35)	(1.20)

Net asset value, end of period	$14.72	$12.01		$19.92	$24.52	$23.39

Total return[3]	31.25% [4]	(7.63%	)[4]	2.34%	10.85%	14.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192	$2,710		$5,597	$11,067	$10,839
Ratio of expenses to average net assets[5]	0.75%	0.76%		0.75%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.81%		0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	2.29%	2.07%		1.75%	1.49%	1.54%
Ratio of net investment income to average net assets prior to
fees waived	2.28%	2.02%		1.75%	1.49%	1.54%
Portfolio turnover	51%	113%	[6]	55%	34%	16%

[1]

On October 4, 2019, Institutional Class shares of First Investors Growth & Income Fund were reorganized into Class R6 shares of Delaware Growth and Income Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19		9/30/18	9/30/17
Net asset value, beginning of period	$13.67	$12.09	$13.61		$12.04	$11.24

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.03)	0.02		(0.01)	—
Net realized and unrealized gain (loss)	5.37	2.93	(0.92)		2.66	2.38
Total from investment operations	5.33	2.90	(0.90)		2.65	2.38

Less dividends and distributions from:
Net investment income	—	(0.02)	—		(0.01)	(0.03)
Net realized gain	(1.37)	(1.30)	(0.62)		(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.32)	(0.62)		(1.08)	(1.58)

Net asset value, end of period	$17.63	$13.67	$12.09		$13.61	$12.04

Total return[3]	41.67%	25.53%	(6.01%	)[4]	23.22%	24.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,096	$472,795	$507,351		$570,309	$444,933
Ratio of expenses to average net assets[5]	1.09%	1.14%	1.19%		1.22%	1.25%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.14%	1.20%		1.22%	1.25%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.22% )	0.16%		(0.06% )	0.00%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.28% )	(0.22% )	0.15%		(0.06% )	0.00%
Portfolio turnover	31%	37%	51%		37%	58%

[1]

On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class A shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19		9/30/18	9/30/17
Net asset value, beginning of period	$14.03	$12.38	$13.89		$12.23	$11.37

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	0.06		0.04	0.05
Net realized and unrealized gain (loss)	5.53	3.00	(0.94)		2.71	2.40
Total from investment operations	5.52	3.01	(0.88)		2.75	2.45

Less dividends and distributions from:
Net investment income	—	(0.06)	(0.01)		(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)		(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.36)	(0.63)		(1.09)	(1.59)

Net asset value, end of period	$18.18	$14.03	$12.38		$13.89	$12.23

Total return[3]	41.98%	25.88% [4]	(5.74%	)[4]	23.74%	24.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,648	$121,478	$143,304		$194,554	$81,203
Ratio of expenses to average net assets[5]	0.84%	0.86%	0.88%		0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.89%	0.89%		0.83%	0.84%
Ratio of net investment income (loss) to average net assets	(0.05% )	0.06%	0.50%		0.34%	0.40%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.05% )	0.03%	0.49%		0.34%	0.40%
Portfolio turnover	31%	37%	51%		37%	58%

[1]

On October 4, 2019, Advisor Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of Delaware Growth Equity Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19		9/30/18	9/30/17
Net asset value, beginning of period	$14.13	$12.46	$13.97		$12.29	$11.42

Income (loss) from investment operations:
Net investment income[2]	0.01	0.02	0.07		0.05	0.05
Net realized and unrealized gain (loss)	5.57	3.02	(0.95)		2.72	2.41
Total from investment operations	5.58	3.04	(0.88)		2.77	2.46

Less dividends and distributions from:
Net investment income	—	(0.07)	(0.01)		(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)		(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.37)	(0.63)		(1.09)	(1.59)

Net asset value, end of period	$18.34	$14.13	$12.46		$13.97	$12.29

Total return[3]	42.12%	25.97% [4]	(5.66%	)[4]	23.81%	24.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,818	$3,561	$4,044		$7,836	$4,950
Ratio of expenses to average net assets[5]	0.76%	0.79%	0.79%		0.80%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.83%	0.80%		0.80%	0.82%
Ratio of net investment income to average net assets	0.08%	0.12%	0.57%		0.35%	0.43%
Ratio of net investment income to average net assets prior to
fees waived	0.08%	0.08%	0.56%		0.35%	0.43%
Portfolio turnover	31%	37%	51%		37%	58%

[1]

On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Opportunity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$23.26	$37.79		$42.06	$41.86	$37.29

Income (loss) from investment operations:
Net investment income[2]	0.43	0.16		0.12	0.39	0.11
Net realized and unrealized gain (loss)	10.48	(3.01)		(0.60)	2.31	6.03
Total from investment operations	10.91	(2.85)		(0.48)	2.70	6.14

Less dividends and distributions from:
Net investment income	(0.23)	(0.24)		(0.38)	(0.12)	(0.22)
Net realized gain	—	(11.44)		(3.41)	(2.38)	(1.35)
Total dividends and distributions	(0.23)	(11.68)		(3.79)	(2.50)	(1.57)

Net asset value, end of period	$33.94	$23.26		$37.79	$42.06	$41.86

Total return[3]	47.10%	(13.31%	)[4]	0.80%	6.49%	16.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$660,973	$599,543		$915,339	$1,010,312	$1,002,618
Ratio of expenses to average net assets[5]	1.20%	1.21%		1.20%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.24%		1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.40%	0.62%		0.32%	0.93%	0.27%
Ratio of net investment income to average net assets prior to
fees waived	1.40%	0.59%		0.32%	0.93%	0.27%
Portfolio turnover	13%	120%	[6]	47%	35%	32%

[1]

On October 4, 2019, Class A shares of First Investors Opportunity Fund were reorganized into Class A shares of Delaware Opportunity Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Opportunity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$24.37	$38.75		$42.91	$42.56	$37.79

Income (loss) from investment operations:
Net investment income[2]	0.52	0.24		0.23	0.61	0.24
Net realized and unrealized gain (loss)	10.99	(3.18)		(0.58)	2.27	6.12
Total from investment operations	11.51	(2.94)		(0.35)	2.88	6.36

Less dividends and distributions from:
Net investment income	(0.30)	—		(0.40)	(0.15)	(0.24)
Net realized gain	—	(11.44)		(3.41)	(2.38)	(1.35)
Total dividends and distributions	(0.30)	(11.44)		(3.81)	(2.53)	(1.59)

Net asset value, end of period	$35.58	$24.37		$38.75	$42.91	$42.56

Total return[3]	47.50% [4]	(13.04%	)[4]	1.14%	6.82%	17.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,083	$2,490		$10,325	$149,481	$81,773
Ratio of expenses to average net assets[5]	0.90%	0.95%		0.92%	0.89%	0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	1.04%		0.92%	0.89%	0.88%
Ratio of net investment income to average net assets	1.59%	0.83%		0.62%	1.42%	0.59%
Ratio of net investment income to average net assets prior to
fees waived	1.54%	0.74%		0.62%	1.42%	0.59%
Portfolio turnover	13%	120%	[6]	47%	35%	32%

[1]	On October 4, 2019, Advisor Class shares of First Investors Opportunity Fund were reorganized into Institutional Class shares of Delaware Opportunity Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Opportunity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21		9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$24.04		$38.71		$42.87	$42.49	$37.71

Income (loss) from investment operations:
Net investment income[2]	0.54		0.28		0.27	0.59	0.27
Net realized and unrealized gain (loss)	10.93		(3.11)		(0.59)	2.33	6.12
Total from investment operations	11.47		(2.83)		(0.32)	2.92	6.39

Less dividends and distributions from:
Net investment income	—		(0.40)		(0.43)	(0.16)	(0.26)
Net realized gain	—		(11.44)		(3.41)	(2.38)	(1.35)
Total dividends and distributions	—		(11.84)		(3.84)	(2.54)	(1.61)

Net asset value, end of period	$35.51		$24.04		$38.71	$42.87	$42.49

Total return[3]	47.71%	[4]	(12.93%	)[4]	1.23%	6.95%	17.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227		$1,029		$2,338	$5,793	$5,678
Ratio of expenses to average net assets[5]	0.78%		0.79%		0.78%	0.77%	0.78%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%		0.95%		0.78%	0.77%	0.78%
Ratio of net investment income to average net assets	1.75%		1.00%		0.73%	1.38%	0.70%
Ratio of net investment income to average net assets prior to
fees waived	1.65%		0.84%		0.73%	1.38%	0.70%
Portfolio turnover	13%		120%	[6]	47%	35%	32%

[1]	On October 4, 2019, Institutional Class shares of First Investors Opportunity Fund were reorganized into Class R6 shares of Delaware Opportunity Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19		9/30/18	9/30/17
Net asset value, beginning of period	$6.67	$7.50	$8.81		$8.60	$7.30

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.06	0.04		(0.01)	0.02
Net realized and unrealized gain (loss)	0.73	0.23	(0.35)		0.89	1.29
Total from investment operations	0.80	0.29	(0.31)		0.88	1.31

Less dividends and distributions from:
Net investment income	(0.07)	(0.08)	—		(0.04)	(0.01)
Net realized gain	(0.27)	(1.04)	(1.00)		(0.63)	—
Total dividends and distributions	(0.34)	(1.12)	(1.00)		(0.67)	(0.01)

Net asset value, end of period	$7.13	$6.67	$7.50		$8.81	$8.60

Total return[3]	12.11%	3.89% [4]	(1.48%	)[4]	10.69% [4]	17.99% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$233,850	$271,088	$344,592		$393,697	$379,176
Ratio of expenses to average net assets[5]	1.36%	1.41%	1.44%		1.43%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.42%	1.46%		1.48%	1.49%
Ratio of net investment income (loss) to average net assets	0.94%	0.86%	0.55%		(0.16% )	0.30%
Ratio of net investment income (loss) to average net assets prior
to fees waived	0.94%	0.85%	0.53%		(0.21% )	0.25%
Portfolio turnover	34%	128%	119%		132%	117%

[1]	On October 4, 2019, Class A shares of First Investors Global Fund were reorganized into Class A shares of Delaware Global Equity Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Global Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.97	$7.74	$9.03	$8.78	$7.43

Income (loss) from investment operations:
Net investment income[2]	0.09	0.07	0.07	0.02	0.06
Net realized and unrealized gain (loss)	0.77	0.25	(0.36)	0.91	1.31
Total from investment operations	0.86	0.32	(0.29)	0.93	1.37

Less dividends and distributions from:
Net investment income	(0.08)	(0.05)	—	(0.05)	(0.02)
Net realized gain	(0.27)	(1.04)	(1.00)	(0.63)	—
Total dividends and distributions	(0.35)	(1.09)	(1.00)	(0.68)	(0.02)

Net asset value, end of period	$7.48	$6.97	$7.74	$9.03	$8.78

Total return[3]	12.54%	4.24%	(1.20% )	11.03%	18.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,345	$17,475	$75,077	$228,234	$191,839
Ratio of expenses to average net assets[4]	1.07%	1.09%	1.09%	1.05%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.18%	1.11%	1.10%	1.09%
Ratio of net investment income to average net assets	1.24%	0.93%	0.95%	0.25%	0.70%
Ratio of net investment income to average net assets prior to
fees waived	1.20%	0.84%	0.93%	0.20%	0.65%
Portfolio turnover	34%	128%	119%	132%	117%

[1]	On October 4, 2019, Advisor Class shares of First Investors Global Fund were reorganized into Institutional Class shares of Delaware Global Equity Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.98	$7.80	$9.08	$8.82	$7.47

Income (loss) from investment operations:
Net investment income[2]	0.02	0.08	0.07	0.03	0.06
Net realized and unrealized gain (loss)	0.85	0.25	(0.35)	0.91	1.31
Total from investment operations	0.87	0.33	(0.28)	0.94	1.37

Less dividends and distributions from:
Net investment income	—	(0.11)	—	(0.05)	(0.02)
Net realized gain	(0.27)	(1.04)	(1.00)	(0.63)	—
Total dividends and distributions	(0.27)	(1.15)	(1.00)	(0.68)	(0.02)

Net asset value, end of period	$7.58	$6.98	$7.80	$9.08	$8.82

Total return[3]	12.61%	4.32%	(1.08% )	11.12%	18.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138	$1,317	$1,946	$4,419	$3,800
Ratio of expenses to average net assets[4]	1.02%	1.03%	1.02%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.05%	1.13%	1.04%	1.05%	1.05%
Ratio of net investment income to average net assets	0.31%	1.21%	0.95%	0.29%	0.74%
Ratio of net investment income to average net assets prior to
fees waived	0.28%	1.11%	0.93%	0.24%	0.69%
Portfolio turnover	34%	128%	119%	132%	117%

[1]	On October 4, 2019, Institutional Class shares of First Investors Global Fund were reorganized into Class R6 shares of Delaware Global Equity Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Covered Call Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.99	$11.81	$11.83	$11.18	$10.36

Income (loss) from investment operations:
Net investment income[2]	0.06	0.13	0.12	0.11	0.10
Net realized and unrealized gain (loss)	2.14	(0.82)	(0.02)	0.64	0.85
Total from investment operations	2.20	(0.69)	0.10	0.75	0.95

Less dividends and distributions from:
Net investment income	(0.07)	(0.13)	(0.12)	(0.10)	(0.11)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.07)	(0.13)	(0.12)	(0.10)	(0.13)

Net asset value, end of period	$13.12	$10.99	$11.81	$11.83	$11.18

Total return[3]	20.11%	(5.75% )	0.97%	6.79%	9.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,583	$121,566	$211,777	$237,103	$167,906
Ratio of expenses to average net assets[4]	1.31%	1.32%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.35%	1.37%	1.28%	1.28%	1.36%
Ratio of net investment income to average net assets	0.51%	1.15%	1.11%	0.95%	1.18%
Ratio of net investment income to average net assets prior to
fees waived	0.47%	1.10%	1.13%	0.97%	1.12%
Portfolio turnover	41%	49%	34%	107%	121%

[1]	On October 4, 2019, Class A shares of First Investors Covered Call Strategy Fund were reorganized into Class A shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Covered Call Strategy Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.96	$11.78	$11.80	$11.16	$10.34

Income (loss) from investment operations:
Net investment income[2]	0.09	0.15	0.16	0.14	0.13
Net realized and unrealized gain (loss)	2.14	(0.81)	(0.02)	0.64	0.86
Total from investment operations	2.23	(0.66)	0.14	0.78	0.99

Less dividends and distributions from:
Net investment income	(0.11)	(0.16)	(0.16)	(0.14)	(0.15)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.11)	(0.16)	(0.16)	(0.14)	(0.17)

Net asset value, end of period	$13.08	$10.96	$11.78	$11.80	$11.16

Total return[3]	20.40%	(5.54% )	1.25%	7.09%	9.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,606	$37,887	$66,252	$114,275	$109,360
Ratio of expenses to average net assets[4]	1.07%	1.10%	1.00%	0.97%	0.97%
Ratio of expenses to average net assets prior to fees waived[4]	1.10%	1.12%	0.96%	1.03%	1.06%
Ratio of net investment income to average net assets	0.75%	1.38%	1.41%	1.25%	1.53%
Ratio of net investment income to average net assets prior to
fees waived	0.72%	1.36%	1.45%	1.19%	1.44%
Portfolio turnover	41%	49%	34%	107%	121%

[1]	On October 4, 2019, Advisor Class shares of First Investors Covered Call Strategy Fund were reorganized into Institutional Class shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Covered Call Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.91	$11.69	$ 11.72	$ 11.17	$ 10.35

Income (loss) from investment operations:
Net investment income[2]	0.12	0.18	0.17	0.16	0.16
Net realized and unrealized gain (loss)	2.12	(0.81)	(0.02)	0.63	0.85
Total from investment operations	2.24	(0.63)	0.15	0.79	1.01

Less dividends and distributions from:
Net investment income	(0.12)	(0.15)	(0.18)	(0.24)	(0.17)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.12)	(0.15)	(0.18)	(0.24)	(0.19)

Net asset value, end of period	$13.03	$10.91	$11.69	$11.72	$11.17

Total return[3]	20.57%	(5.30% )	1.42%	7.19%	9.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48	$236	$1,477	$2,913	$7,334
Ratio of expenses to average net assets[4]	0.88%	0.89%	0.87%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.02%	1.07%	0.90%	0.89%	0.96%
Ratio of net investment income to average net assets	1.02%	1.64%	1.54%	1.38%	1.65%
Ratio of net investment income to average net assets prior to
fees waived	0.88%	1.46%	1.51%	1.33%	1.53%
Portfolio turnover	41%	49%	34%	107%	121%

[1]	On October 4, 2019, Institutional Class shares of First Investors Covered Call Strategy Fund were reorganized into Class R6 shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18		9/30/17
Net asset value, beginning of period	$11.61	$12.36	$11.90	$10.77		$9.91

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.02)	(0.01)	(0.03)		(0.02)
Net realized and unrealized gain	1.55	1.23	0.68	1.16		0.88
Total from investment operations	1.50	1.21	0.67	1.13		0.86

Less dividends and distributions from:
Net investment income	—	(0.05)	—	—		—
Net realized gain	(2.91)	(1.91)	(0.21)	—		—
Total dividends and distributions	(2.91)	(1.96)	(0.21)	—		—

Net asset value, end of period	$10.20	$11.61	$12.36	$11.90		$10.77

Total return[3]	14.35%	10.91%	5.92%	10.49%		8.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,084	$55,603	$78,297	$66,746		$44,228
Ratio of expenses to average net assets[4]	1.64%	1.66%	1.75%	1.75%		1.75%
Ratio of expenses to average net assets prior to fees waived[4]	1.80%	1.85%	1.68%	1.76%		2.09%
Ratio of net investment loss to average net assets	(0.48% )	(0.14% )	(0.05% )	(0.22%	)	(0.21%	)
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.64% )	(0.33% )	0.02%	(0.23%	)	(0.55%	)
Portfolio turnover	60%	109%	124%	56%		75%

[1]	On October 4, 2019, Class A shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class A shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Hedged U.S. Equity Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.79	$12.48	$11.99	$10.81	$9.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.02	0.03	0.02	0.01
Net realized and unrealized gain	1.59	1.25	0.67	1.16	0.89
Total from investment operations	1.57	1.27	0.70	1.18	0.90

Less dividends and distributions from:
Net investment income	—	(0.05)	— [3]	—	—	[3]
Net realized gain	(2.91)	(1.91)	(0.21)	—	—
Total dividends and distributions	(2.91)	(1.96)	(0.21)	—	—	[3]

Net asset value, end of period	$10.45	$11.79	$12.48	$11.99	$10.81

Total return[4]	14.79%	11.28%	6.14%	10.92%	9.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,625	$19,229	$44,543	$94,955	$33,770
Ratio of expenses to average net assets[5]	1.30%	1.33%	1.42%	1.42%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.56%	1.62%	1.39%	1.40%	1.76%
Ratio of net investment income (loss) to average net assets	(0.15% )	0.21%	0.27%	0.16%	0.10%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.41% )	(0.08% )	0.30%	0.18%	(0.24%	)
Portfolio turnover	60%	109%	124%	56%	75%

[1]	On October 4, 2019, Advisor Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Institutional Class shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21		9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.80		$12.53	$12.01	$10.82	$9.91

Income from investment operations:
Net investment income[2]	—	[3]	0.04	0.04	0.02	0.02
Net realized and unrealized gain	1.58		1.24	0.69	1.17	0.89
Total from investment operations	1.58		1.28	0.73	1.19	0.91

Less dividends and distributions from:
Net investment income	—		(0.10)	— [3]	—	—	[3]
Net realized gain	(2.91)		(1.91)	(0.21)	—	—
Total dividends and distributions	(2.91)		(2.01)	(0.21)	—	—	[3]

Net asset value, end of period	$10.47		$11.80	$12.53	$12.01	$10.82

Total return[4]	14.92%		11.41%	6.39%	11.00%	9.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17		$91	$341	$574	$472
Ratio of expenses to average net assets[5]	1.20%		1.23%	1.31%	1.31%	1.31%
Ratio of expenses to average net assets prior to fees waived[5]	1.49%		1.57%	1.30%	1.39%	1.74%
Ratio of net investment income (loss) to average net assets	(0.05%	)	0.31%	0.37%	0.21%	0.23%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.34%	)	(0.03% )	0.38%	0.13%	(0.20%	)
Portfolio turnover	60%		109%	124%	56%	75%

[1]

On October 4, 2019, Institutional Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class R6 shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Premium Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

				4/2/18[1]
	Year ended			to
	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$9.36	$10.14	$10.26	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.16	0.21	0.18	0.08
Net realized and unrealized gain (loss)	0.96	(0.65)	0.05	0.23
Total from investment operations	1.12	(0.44)	0.23	0.31

Less dividends and distributions from:
Net investment income	(0.16)	(0.21)	(0.17)	(0.05)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.16)	(0.34)	(0.35)	(0.05)

Net asset value, end of period	$10.32	$9.36	$10.14	$10.26

Total return[4]	11.96%	(4.24% )	2.33%	3.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,015	$31,472	$60,830	$41,688
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[5]	1.49%	1.44%	1.35%	2.07%
Ratio of net investment income to average net assets	1.55%	2.19%	1.74%	1.57%
Ratio of net investment income to average net assets prior to fees waived	1.36%	2.05%	1.69%	0.80%
Portfolio turnover	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Class A shares of First Investors Premium Income Fund were reorganized into Class A shares of Delaware Premium Income Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Class A shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Premium Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

				4/2/18[1]
	Year ended			to
	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$9.37	$10.16	$10.26	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.23	0.20	0.10
Net realized and unrealized gain (loss)	0.96	(0.65)	0.07	0.22
Total from investment operations	1.14	(0.42)	0.27	0.32

Less dividends and distributions from:
Net investment income	(0.18)	(0.24)	(0.19)	(0.06)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.18)	(0.37)	(0.37)	(0.06)

Net asset value, end of period	$10.33	$9.37	$10.16	$10.26

Total return[4]	12.27%	(4.05% )	2.67%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,233	$32,769	$67,844	$34,170
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.05%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.19%	1.10%	1.52%
Ratio of net investment income to average net assets	1.80%	2.45%	1.98%	1.86%
Ratio of net investment income to average net assets prior to fees waived	1.61%	2.31%	1.93%	1.36%
Portfolio turnover	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Advisor Class shares of First Investors Premium Income Fund were reorganized into Institutional Class shares of Delaware Premium Income Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Advisor Class shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Premium Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

				4/2/18[1]
	Year ended			to
	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$4.87	$5.53	$10.16	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.10	0.13	0.20	0.10
Net realized and unrealized gain (loss)	0.50	(0.37)	(0.27)	0.23
Total from investment operations	0.60	(0.24)	(0.07)	0.33

Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(4.38)	(0.17)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.24)	(0.42)	(4.56)	(0.17)

Net asset value, end of period	$5.23	$4.87	$5.53	$10.16

Total return[4]	12.54%	(3.95% )	2.90%	3.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16	$34	$29	$3,877
Ratio of expenses to average net assets[5]	0.90%	0.90%	0.90%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.17%	1.13%	1.05%	1.88%
Ratio of net investment income to average net assets	1.95%	2.63%	2.06%	1.88%
Ratio of net investment income to average net assets prior to fees waived	1.68%	2.40%	1.91%	0.89%
Portfolio turnover	16%	32%	63%	77%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Institutional Class shares of First Investors Premium Income Fund were reorganized into Class R6 shares of Delaware Premium Income Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Institutional Class shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.37	$19.03		$20.22	$19.88	$19.00

Income (loss) from investment operations:
Net investment income[2]	0.24	0.29		0.28	0.31	0.23
Net realized and unrealized gain (loss)	2.87	(0.88)		0.39	0.74	1.27
Total from investment operations	3.11	(0.59)		0.67	1.05	1.50

Less dividends and distributions from:
Net investment income	(0.31)	(0.33)		(0.34)	(0.36)	(0.32)
Net realized gain	—	(3.73)		(1.52)	(0.35)	(0.30)
Return of capital	—	(0.01)		—	—	—
Total dividends and distributions	(0.31)	(4.07)		(1.86)	(0.71)	(0.62)

Net asset value, end of period	$17.17	$14.37		$19.03	$20.22	$19.88

Total return[3]	21.77%	(4.48%	)[4]	4.58%	5.32%	8.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$488,792	$550,020		$800,910	$889,473	$877,311
Ratio of expenses to average net assets[5]	1.13%	1.16%		1.17%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.13%	1.17%		1.17%	1.18%	1.19%
Ratio of net investment income to average net assets	1.50%	1.89%		1.50%	1.55%	1.22%
Ratio of net investment income to average net assets prior to
fees waived	1.50%	1.88%		1.50%	1.55%	1.22%
Portfolio turnover	94%	151%	[6]	59%	53%	39%

[1]

On October 4, 2019, Class A shares of First Investors Total Return Fund were reorganized into Class A shares of Delaware Total Return Fund. See Notes to financial statements. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Total Return Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.43	$19.10	$20.32	$19.98	$19.04

Income (loss) from investment operations:
Net investment income[2]	0.28	0.33	0.34	0.37	0.32
Net realized and unrealized gain (loss)	2.88	(0.90)	0.40	0.75	1.30
Total from investment operations	3.16	(0.57)	0.74	1.12	1.62

Less dividends and distributions from:
Net investment income	(0.35)	(0.36)	(0.44)	(0.43)	(0.38)
Net realized gain	—	(3.73)	(1.52)	(0.35)	(0.30)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.35)	(4.10)	(1.96)	(0.78)	(0.68)

Net asset value, end of period	$17.24	$14.43	$19.10	$20.32	$19.98

Total return[3]	22.06%	(4.29% )	4.93%	5.69%	8.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,388	$769	$1,166	$1,006	$996
Ratio of expenses to average net assets[4]	0.88%	0.90%	0.85%	0.84%	0.80%
Ratio of net investment income to average net assets	1.68%	2.12%	1.80%	1.83%	1.61%
Portfolio turnover	94%	151% [5]	59%	53%	39%

[1]

On October 4, 2019, Advisor Class shares of First Investors Total Return Fund were reorganized into Institutional Class shares of Delaware Total Return Fund. See Notes to financial statements. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/21	9/30/20[1]		9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.47	$19.14		$20.38	$20.05	$19.13

Income (loss) from investment operations:
Net investment income[2]	0.34	0.35		0.35	0.40	0.32
Net realized and unrealized gain (loss)	2.85	(0.90)		0.41	0.74	1.27
Total from investment operations	3.19	(0.55)		0.76	1.14	1.59

Less dividends and distributions from:
Net investment income	(0.37)	(0.39)		(0.48)	(0.46)	(0.37)
Net realized gain	—	(3.73)		(1.52)	(0.35)	(0.30)
Return of capital	—	—	[3]	—	—	—
Total dividends and distributions	(0.37)	(4.12)		(2.00)	(0.81)	(0.67)

Net asset value, end of period	$17.29	$14.47		$19.14	$20.38	$20.05

Total return[4]	22.23% [5]	(4.17%	)[5]	5.06%	5.77%	8.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62	$762		$1,976	$34,555	$33,545
Ratio of expenses to average net assets[6]	0.79%	0.81%		0.79%	0.77%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.82%	0.89%		0.79%	0.77%	0.77%
Ratio of net investment income to average net assets	2.16%	2.23%		1.86%	1.96%	1.65%
Ratio of net investment income to average net assets prior to
fees waived	2.13%	2.15%		1.86%	1.96%	1.65%
Portfolio turnover	94%	151%	[7]	59%	53%	39%

[1]

On October 4, 2019, Institutional Class shares of First Investors Total Return Fund were reorganized into Class R6 shares of Delaware Total Return Fund. See Notes to financial statements. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

September 30, 2021

Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 12 series. These financial statements and the related notes pertain to nine funds listed below (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Global Equity Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Global Equity Fund is considered nondiversified. The Funds offer Class A, Institutional Class and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front- end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Institutional Class and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.

Before each Fund commenced operations, on October 4, 2019, all of the assets and liabilities of the corresponding fund identified as its respective Predecessor Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Funds, and Foresters Investment Management Company, Inc., on behalf of the Predecessor Funds. As a result of each Foresters Reorganization, the applicable Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Funds.

Fund	Predecessor Fund
Delaware Equity Income Fund	First Investors Equity Income Fund
Delaware Growth and Income Fund	First Investors Growth & Income Fund
Delaware Growth Equity Fund	First Investors Select Growth Fund
Delaware Opportunity Fund	First Investors Opportunity Fund
Delaware Global Equity Fund	First Investors Global Fund
Delaware Covered Call Strategy Fund	First Investors Covered Call Strategy Fund
Delaware Hedged U.S. Equity Opportunities Fund	First Investors Hedged U.S. Equity Opportunities Fund
Delaware Premium Income Fund	First Investors Premium Income Fund
Delaware Total Return Fund	First Investors Total Return Fund

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2021, and for all open tax years (years ended September 30, 2018–September 30, 2020), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2021, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

To Be Announced Trades (TBA) — Delaware Total Return Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Delaware Total Return Fund declares and pays dividends monthly. Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Covered Call Strategy Fund, and Delaware Premium Income Fund declare and pay dividends quarterly. Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, and Delaware Hedged U.S. Equity Opportunities Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended September 30, 2021, each Fund earned the following amounts under this arrangement:

Fund	Custody credits
Delaware Equity Income Fund	$—
Delaware Growth and Income Fund	210
Delaware Growth Equity Fund	—
Delaware Opportunity Fund	2
Delaware Global Equity Fund	—
Delaware Covered Call Strategy Fund	9
Delaware Hedged U.S. Equity Opportunities Fund	—
Delaware Premium Income Fund	—
Delaware Total Return Fund	181

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended September 30, 2021, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Equity Income Fund	$1,545
Delaware Growth and Income Fund	4,811
Delaware Growth Equity Fund	2,132
Delaware Opportunity Fund	3,297
Delaware Global Equity Fund	1,435
Delaware Covered Call Strategy Fund	912
Delaware Hedged U.S. Equity Opportunities Fund	380
Delaware Premium Income Fund	277
Delaware Total Return Fund	2,654

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

	On the first	On the next	On the next	In excess of
	$500 million	$500 million	$1.5 billion	$2.5 billion
Delaware Equity Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Growth and Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Growth Equity Fund	0.650%	0.600%	0.550%	0.500%
Delaware Opportunity Fund	0.750%	0.700%	0.650%	0.600%
Delaware Global Equity Fund	0.850%	0.800%	0.750%	0.700%
Delaware Total Return Fund	0.650%	0.600%	0.550%	0.500%

	On the first	On the next	On the next	On the next	On the next	In excess
	$300 million	$200 million	$500 million	$1 billion	$1 billion	$3 billion
Delaware Covered Call
Strategy Fund	0.8000%	0.7500%	0.7000%	0.6500%	0.600%	0.550%

	On the first	On the next	On the next	On the next	On the next	In excess
	$100 million	$400 million	$500 million	$1 billion	$1 billion	$3 billion
Delaware Hedged
U.S. Equity
Opportunities Fund	1.1500%	1.1000%	1.0500%	1.0000%	0.950%	0.900%

Delaware Premium Income Fund pays 0.80% of the Fund’s average daily net assets.

DMC has contractually agreed to waive all or a portion, if any, of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

net assets from January 28, 2021 through September 30, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Operating expense	Operating expense	Operating expense
	limitation as a	limitation as a	limitation as a
	percentage of average	percentage of average	percentage of average
	daily	daily	daily
	net assets	net assets	net assets
Fund	Class A**	Institutional Class**	Class R6
Delaware Equity Income Fund	1.12%	0.85%	0.81%
Delaware Growth and Income Fund	1.08%	0.82%	0.75%
Delaware Growth Equity Fund	1.14%	0.86%	0.79%
Delaware Opportunity Fund	1.21%	0.90%	0.78%
Delaware Global Equity Fund	1.37%	1.07%	1.02%
Delaware Covered Call Strategy Fund	1.31%	1.06%	0.88%
Delaware Hedged U.S. Equity Opportunities Fund	1.64%	1.30%	1.20%
Delaware Premium Income Fund	1.30%	1.05%	0.90%
Delaware Total Return Fund	1.15%	0.91%	0.79%
____________________

*	The aggregate contractual waiver period covering this report for Class R6 is from October 4, 2019 through January 31, 2022 and for Class A and Institutional Class is from January 28, 2021 through January 31, 2022.
**	From October 1, 2020 through January 27, 2021, the operating expense limitations were as follows:

	Operating expense	Operating expense	Operating expense
	limitation as a	limitation as a	limitation as a
	percentage of average	percentage of average	percentage of average
	daily net assets	daily net assets	daily net assets
Fund	Class A	Institutional Class	Class R6
Delaware Equity Income Fund	1.17%	0.85%	0.81%
Delaware Growth and Income Fund	1.11%	0.82%	0.75%
Delaware Growth Equity Fund	1.17%	0.86%	0.79%
Delaware Opportunity Fund	1.21%	0.90%	0.78%
Delaware Global Equity Fund	1.41%	1.07%	1.02%
Delaware Covered Call Strategy Fund	1.31%	1.09%	0.88%
Delaware Hedged U.S. Equity Opportunities Fund	1.64%	1.30%	1.20%
Delaware Premium Income Fund	1.30%	1.05%	0.90%
Delaware Total Return Fund	1.15%	0.91%	0.79%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Although the DMC has principal responsibility for the DMC’s portion of Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, the DMC may permit Macquarie Funds Management Hong Kong Limited to execute Fund security trades on behalf of the DMC.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion, 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended September 30, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Equity Income Fund	$14,797
Delaware Growth and Income Fund	41,548
Delaware Growth Equity Fund	25,893
Delaware Opportunity Fund	27,781
Delaware Global Equity Fund	13,507
Delaware Covered Call Strategy Fund	8,989
Delaware Hedged U.S. Equity Opportunities Fund	6,593
Delaware Premium Income Fund	5,830
Delaware Total Return Fund	22,405

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

For the year ended September 30, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Equity Income Fund	$26,954
Delaware Growth and Income Fund	93,668
Delaware Growth Equity Fund	54,592
Delaware Opportunity Fund	59,290
Delaware Global Equity Fund	23,759
Delaware Covered Call Strategy Fund	12,485
Delaware Hedged U.S. Equity Opportunities Fund	6,481
Delaware Premium Income Fund	4,590
Delaware Total Return Fund	45,992

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

are included on the “Statements of operations” under “Legal fees.” For the year ended September 30, 2021, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Equity Income Fund	$13,706
Delaware Growth and Income Fund	38,990
Delaware Growth Equity Fund	21,774
Delaware Opportunity Fund	22,479
Delaware Global Equity Fund	8,942
Delaware Covered Call Strategy Fund	4,707
Delaware Hedged U.S. Equity Opportunities Fund	2,462
Delaware Premium Income Fund	1,727
Delaware Total Return Fund	28,308

For the year ended September 30, 2021, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions
Delaware Equity Income Fund	$21,018
Delaware Growth and Income Fund	92,412
Delaware Growth Equity Fund	63,546
Delaware Opportunity Fund	65,724
Delaware Global Equity Fund	17,705
Delaware Covered Call Strategy Fund	16,665
Delaware Hedged U.S. Equity Opportunities Fund	12,950
Delaware Premium Income Fund	2,338
Delaware Total Return Fund	55,120

For the year ended September 30, 2021, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A
Delaware Equity Income Fund	$310
Delaware Growth and Income Fund	339
Delaware Growth Equity Fund	482
Delaware Opportunity Fund	241
Delaware Global Equity Fund	124
Delaware Covered Call Strategy Fund	28
Delaware Hedged U.S. Equity Opportunities Fund	278
Delaware Premium Income Fund	284
Delaware Total Return Fund	847

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended September 30, 2021, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended September 30, 2021, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Total Return Fund	$628,781	$8,288,329	$(93,601)

3. Investments

For the year ended September 30, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware Equity Income Fund	$176,277,442	$—	$266,458,765	$—
Delaware Growth and Income Fund	544,145,733	—	795,975,462	—
Delaware Growth Equity Fund	195,925,067	—	418,467,098	—
Delaware Opportunity Fund	87,269,335	—	271,669,810	—
Delaware Global Equity Fund	91,884,280	—	164,431,336	—
Delaware Covered Call Strategy Fund	59,215,872	—	127,182,286	—
Delaware Hedged U.S. Equity Opportunities Fund	42,998,882	—	65,302,799	—
Delaware Premium Income Fund	10,542,978	—	45,799,908	—
Delaware Total Return Fund	383,749,964	102,793,265	582,932,152	82,268,473

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

		Aggregate	Aggregate
		unrealized	unrealized	Net unrealized
	Cost of	appreciation	depreciation	appreciation
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Equity Income Fund	$259,894,176	$39,810,340	$(7,809,650)	$32,000,690
Delaware Growth and Income Fund	905,507,919	158,893,667	(23,078,528)	135,815,139
Delaware Growth Equity Fund	352,192,354	252,169,838	(2,869,064)	249,300,774
Delaware Opportunity Fund	493,660,713	182,023,452	(9,691,121)	172,332,331
Delaware Global Equity Fund	233,112,946	28,288,061	(13,387,915)	14,900,146
Delaware Covered Call Strategy Fund	87,313,831	43,950,096	(802,489)	43,147,607
Delaware Hedged U.S. Equity Opportunities Fund	59,978,127	11,536,841	(2,029,464)	9,507,377
Delaware Premium Income Fund	41,330,714	8,309,073	(1,371,143)	6,937,930
Delaware Total Return Fund	450,916,622	50,471,920	(11,142,332)	39,329,588

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2021:

Delaware Equity
Income Fund
Level 1
Securities
Assets:
Common Stock	$291,241,142
Short-Term Investments	653,724
Total Value of Securities	$291,894,866

Delaware
Growth and
Income Fund
Level 1
Securities
Assets:
Common Stock	$1,038,746,297
Short-Term Investments	2,576,761
Total Value of Securities	$1,041,323,058

Delaware
Growth Equity
Fund
Level 1
Securities
Assets:
Common Stock	$594,011,205
Short-Term Investments	7,481,923
Total Value of Securities	$601,493,128

Delaware
Opportunity
Fund
Level 1
Securities
Assets:
Common Stock	$661,588,487
Short-Term Investments	4,404,557
Total Value of Securities	$665,993,044

	Delaware Global Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$—	$12,994,141	$12,994,141
Consumer Discretionary	—	24,227,618	24,227,618
Consumer Staples	39,792,490	67,324,229	107,116,719
Healthcare	20,953,858	33,846,297	54,800,155
Industrials	8,848,516	12,595,997	21,444,513
Information Technology	—	7,970,231	7,970,231
Materials	—	8,771,972	8,771,972
Technology	—	7,511,983	7,511,983
Exchange-Traded Fund	2,752,912	—	2,752,912
Short-Term Investments	423,133	—	423,133
Total Value of Securities	$72,770,909	$175,242,468	$248,013,377

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(285)	$(285)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at September 30, 2021, a portion of Delaware Global Equity Fund’s common stock investments were categorized as Level 2.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

Delaware
Covered Call
Strategy Fund
Level 1
Securities
Assets:
Common Stock	$128,272,435
Short-Term Investments	4,400,856
Total Value of Securities Before Options Written	$132,673,291
Liabilities:
Options Written	$(2,211,853)

	Delaware Hedged U.S. Equity Opportunities Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$64,573,531	$1,316,989	$65,890,520
Exchange-Traded Fund	312,406	—	312,406
Options Purchased	834,485	—	834,485
Short-Term Investments	2,487,190	—	2,487,190
Total Value of Securities Before Options Written	$68,207,612	$1,316,989	$69,524,601
Liabilities:
Options Written	$(436,075)	$—	$(436,075)

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$32,856	$32,856
Futures Contracts	371,413	—	371,413
Liabilities:
Futures Contracts	$(7,291)	$—	$(7,291)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware
Premium
Income Fund
Level 1
Securities
Assets:
Common Stock	$56,533,397
Short-Term Investments	1,362,021
Total Value of Securities Before Options Written	$57,895,418
Liabilities:
Options Written	$(9,626,774)

	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed
Securities	$—	$15,062,318	$—	$15,062,318
Collateralized Debt Obligations	—	1,302,494	—	1,302,494
Common Stock[1]
Communication Services	18,231,212	3,669,985	—	21,901,197
Consumer Discretionary	33,297,810	5,431,496	—	38,729,306
Consumer Staples	11,318,232	14,847,557	—	26,165,789
Energy	13,447,271	—	—	13,447,271
Financials	34,932,586	—	—	34,932,586
Healthcare	34,506,340	7,235,774	—	41,742,114
Industrials	13,263,527	2,480,860	—	15,744,387
Information Technology	61,975,179	2,952,062	—	64,927,241
Materials	3,402,395	1,851,452	—	5,253,847
REIT Diversified	227,919	—	—	227,919
REIT Healthcare	2,521,572	—	—	2,521,572
REIT Hotel	1,518,103	—	—	1,518,103
REIT Industrial	1,979,383	—	—	1,979,383
REIT Information Technology	1,574,784	—	—	1,574,784
REIT Mall	468,672	—	—	468,672
REIT Manufactured Housing	532,342	—	—	532,342
REIT Multifamily	5,153,271	—	—	5,153,271
REIT Office	1,293,252	—	—	1,293,252
REIT Self-Storage	2,716,500	—	—	2,716,500
REIT Shopping Center	1,323,562	—	—	1,323,562
REIT Single Tenant	1,018,025	—	—	1,018,025
REIT Specialty	377,169	—	—	377,169
Utilities	4,760,933	—	—	4,760,933
Convertible Bonds	—	33,011,547	—	33,011,547
Convertible Preferred Stock	7,144,945	—	—	7,144,945
Corporate Bonds	—	61,886,020	—	61,886,020
Exchange-Traded Funds	22,979,145	—	—	22,979,145
Limited Liability Corporation	—	—	8,470,080	8,470,080
Non-Agency Asset-Backed
Securities	—	870,202	—	870,202
Non-Agency Commercial
Mortgage-Backed Securities	—	4,874,967	—	4,874,967
Sovereign Bonds	—	9,044,099	—	9,044,099
Supranational Banks	—	748,048	—	748,048
US Treasury Obligations	—	11,201,349	—	11,201,349
Short-Term Investments	25,303,708	—	—	25,303,708
Total Value of Securities	$305,267,837	$176,470,230	$8,470,080	$490,208,147

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Derivatives[2]
Assets:
Futures Contracts	$36,817	$—	$—	$36,817
Foreign Currency Exchange
Contracts	—	15,321	—	15,321
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(9,354)	$—	$(9,354)
Swap Contracts	—	(4,721)	—	(4,721)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Common Stock	86.66%	13.34%	—	100.00%

[2]	Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended September 30, 2021, there were no transfers into or out of Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the period except for Delaware Total Return Fund. There were no Level 3 investments during the year ended September 30, 2021 for Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Delaware Total Return Fund:

Limited Liability Corporation
Balance as of 9/30/20	$6,840,000
Return of capital	(342,000)
Net change in unrealized appreciation/depreciation	1,972,080
Balance as of 9/30/21	$8,470,080
Net change in unrealized appreciation (depreciation)
from Level 3 investments still held as of 9/30/21	$1,972,080

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for Delaware Total Return Fund is as follows:

		Valuation	Unobservable
Assets	Value	Techniques	Inputs
			Trailing 12 months net operating income,
			adjusted for assets and
Limited Liability Corporation	$8,470,080	Market cap rate method	liabilities; liquidity discount

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2021 and 2020 were as follows:

		Long-term
	Ordinary	capital	Return of
	income	gains	capital	Total
Year ended September 30, 2021:
Delaware Equity Income Fund	$4,215,684	$20,359,234	$—	$24,574,918
Delaware Growth and Income Fund	15,448,086	55,966,283	—	71,414,369
Delaware Growth Equity Fund	1,381,722	54,089,441	—	55,471,163
Delaware Opportunity Fund	5,456,312	—	—	5,456,312
Delaware Global Equity Fund	9,437,631	4,058,883	—	13,496,514
Delaware Covered Call Strategy Fund	998,594	—	—	998,594
Delaware Hedged U.S. Equity Opportunities Fund	5,100,892	12,489,014	—	17,589,906
Delaware Premium Income Fund	896,351	—	—	896,351
Delaware Total Return Fund	10,215,119	—	—	10,215,119

Year ended September 30, 2020:
Delaware Equity Income Fund	10,489,987	123,030,001	—	133,519,988
Delaware Growth and Income Fund	57,572,252	438,795,186	—	496,367,438
Delaware Growth Equity Fund	1,620,611	64,606,404	—	66,227,015
Delaware Opportunity Fund	27,128,425	235,527,764	—	262,656,189
Delaware Global Equity Fund	16,870,014	34,692,705	—	51,562,719
Delaware Covered Call Strategy Fund	2,521,043	—	—	2,521,043
Delaware Hedged U.S. Equity Opportunities Fund	6,319,232	9,275,960	—	15,595,192
Delaware Premium Income Fund	2,476,042	1,130,214	—	3,606,256
Delaware Total Return Fund	35,326,624	122,193,959	251,112	157,771,695

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

5. Components of Net Assets on a Tax Basis

As of September 30, 2021, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware
	Equity Income	Growth and	Growth Equity
	Fund	Income Fund	Fund
Shares of beneficial interest	$226,821,245	$809,921,055	$194,999,596
Undistributed ordinary income	6,884,778	18,896,640	14,379,591
Undistributed long-term capital gains	26,299,073	77,425,423	141,881,735
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	32,000,690	135,815,139	249,300,774
Net assets	$292,005,786	$1,042,058,257	$600,561,696

	Delaware	Delaware	Delaware
	Opportunity	Global Equity	Covered Call
	Fund	Fund	Strategy Fund
Shares of beneficial interest	$461,783,105	$211,302,925	$91,432,431
Undistributed ordinary income	6,792,378	3,707,376	—
Undistributed long-term capital gains	24,375,209	19,422,390	—
Capital loss carryforwards	—	—	(4,342,920)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	172,332,331	14,900,146	43,147,607
Net assets	$665,283,023	$249,332,837	$130,237,118

	Delaware
	Hedged
	U.S. Equity	Delaware	Delaware
	Opportunities	Premium	Total Return
	Fund	Income Fund	Fund
Shares of beneficial interest	$52,938,439	$53,053,233	$392,898,971
Undistributed ordinary income	3,058,637	144,318	1,793,529
Undistributed long-term capital gains	4,221,904	—	56,219,431
Capital loss carryforwards	—	(11,871,871)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	9,507,377	6,937,930	39,329,588
Net assets	$69,726,357	$48,263,610	$490,241,519

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, swap contracts, deemed dividend income, contingent payment on debt instruments, trust preferred securities and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2021, the Funds recorded the following reclassifications:

	Delaware	Delaware
	Covered Call	Total Return
	Strategy Fund	Fund
Paid-in capital	$(12,523)	$(155)
Total distributable earnings (loss)	12,523	155

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At September 30, 2021, the Funds utilized the following capital loss carryforwards:

Delaware Covered Call Strategy Fund	$25,444,064

At September 30, 2021, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Covered Call Strategy Fund	$4,342,920	$—	$4,342,920
Delaware Premium Income Fund	9,168,591	2,703,280	11,871,871

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware		Delaware		Delaware
	Equity Income Fund		Growth and Income Fund		Growth Equity Fund
	Year ended		Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20	9/30/21	9/30/20
Shares sold:
Class A	1,187,812	2,992,548	2,296,732	4,254,765	2,066,873	3,435,618
Institutional Class[1]	149,781	133,502	164,457	217,768	1,861,724	2,384,153
Class R6[2]	—	20,663	—	24,186	66,988	89,882

Shares issued upon reinvestment of dividends and distributions:
Class A	3,596,638	18,307,597	5,357,405	35,494,393	3,182,854	4,229,857
Institutional Class[1]	16,098	43,326	25,619	202,939	782,524	1,150,149
Class R6[2]	937	54,036	1,300	137,914	4,900	32,832
	4,951,266	21,551,672	7,845,513	40,331,965	7,965,863	11,322,491

Shares redeemed:
Class A	(15,059,596)	(20,820,065)	(22,458,779)	(27,778,176)	(10,442,589)	(15,057,768)
Institutional Class[1]	(76,607)	(212,950)	(200,804)	(1,168,583)	(6,867,048)	(6,455,203)
Class R6[2]	(107,145)	(111,573)	(214,008)	(217,274)	(224,736)	(195,369)
	(15,243,348)	(21,144,588)	(22,873,591)	(29,164,033)	(17,534,373)	(21,708,340)
Net increase (decrease)	(10,292,082)	407,084	(15,028,078)	11,167,932	(9,568,510)	(10,385,849)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

6. Capital Shares (continued)

					Delaware
	Delaware		Delaware		Covered Call
	Opportunity Fund		Global Equity Fund		Strategy Fund
	Year ended		Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20	9/30/21	9/30/20
Shares sold:
Class A	675,704	1,669,138	946,910	1,923,851	401,971	1,596,672
Institutional Class[1]	58,698	56,774	199,494	625,902	229,299	670,475
Class R6[2]	820	11,619	15,026	25,591	3,426	6,854

Shares issued upon reinvestment of dividends and distributions:
Class A	192,380	9,042,987	1,838,216	7,061,434	55,398	174,427
Institutional Class[1]	1,000	46,419	112,012	546,442	24,119	60,139
Class R6[2]	—	21,109	378	40,587	65	1,130
	928,602	10,848,046	3,112,036	10,223,807	714,278	2,509,697

Shares redeemed:
Class A	(7,165,676)	(9,158,482)	(10,641,883)	(14,277,425)	(4,228,881)	(8,645,575)
Institutional Class[1]	(47,140)	(267,463)	(765,692)	(8,362,693)	(1,062,528)	(2,899,249)
Class R6[2]	(37,232)	(50,306)	(186,007)	(126,778)	(21,461)	(112,687)
	(7,250,048)	(9,476,251)	(11,593,582)	(22,766,896)	(5,312,870)	(11,657,511)
Net increase (decrease)	(6,321,446)	1,371,795)	(8,481,546)	(12,543,089)	(4,598,592)	(9,147,814)

	Delaware
	Hedged U.S. Equity		Delaware		Delaware
	Opportunities Fund		Premium Income Fund		Total Return Fund
	Year ended		Year ended		Year ended
	9/30/21	9/30/20	9/30/21	9/30/20	9/30/21	9/30/20
Shares sold:
Class A	622,730	704,041	95,024	712,665	1,170,029	2,400,615
Institutional Class[1]	1,607,817	551,142	492,556	1,458,295	74,433	66,974
Class R6[2]	3,398	6,543	—	5,166	97	9,344

Shares issued upon reinvestment of dividends and distributions:
Class A	1,304,950	1,008,606	39,818	171,054	623,661	9,940,920
Institutional Class[1]	499,622	402,426	45,614	201,128	1,569	11,210
Class R6[2]	2,274	4,534	274	634	205	23,123
	4,040,791	2,677,292	673,286	2,548,942	1,869,994	12,452,186

Shares redeemed:
Class A	(2,298,036)	(3,257,788)	(1,364,201)	(3,518,739)	(11,589,622)	(16,153,621)
Institutional Class[1]	(1,381,471)	(2,890,833)	(1,496,072)	(4,842,640	(48,752)	(85,982)
Class R6[2]	(11,818)	(30,593)	(4,319)	(3,956)	(49,418)	(83,015)
	(3,691,325)	(6,179,214)	(2,864,592)	(8,365,335)	(11,687,792)	(16,322,618)
Net increase (decrease)	349,466	(3,501,922)	(2,191,306)	(5,816,393)	(9,817,798)	(3,870,432)

1	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares.
2	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the years ended September 30, 2021 and 2020, each Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
		Institutional
	Class A	Class	Class R6
	Shares	Shares	Shares	Value
Delaware Equity Income Fund
Year ended
9/30/21	58,398	57,973	—	$405,726
9/30/20	12,523	12,426	—	80,751

Delaware Growth and Income Fund
Year ended
9/30/21	26,269	26,225	—	354,306
9/30/20	504	502	—	6,167

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

6. Capital Shares (continued)

	Exchange Redemptions	Exchange Subscriptions
		Institutional
	Class A	Class	Class R6
	Shares	Shares	Shares	Value
Delaware Growth Equity Fund
Year ended
9/30/21	38,440	36,858	489	$552,571

Delaware Opportunity Fund
Year ended
9/30/21	15,046	14,200	179	457,032
9/30/20	1,511	1,443	—	36,216

Delaware Global Equity Fund
Year ended
9/30/21	16,796	16,032	—	118,179
9/30/20	462	442	—	2,855

Delaware Covered Call Strategy Fund
Year ended
9/30/21	2,664	2,671	—	29,519

Delaware Hedged U.S. Equity Opportunities Fund
Year ended
9/30/21	2,822	2,777	—	32,901

Delaware Premium Income Fund
Year ended
9/30/21	8,332	8,323	—	81,653

Delaware Total Return Fund
Year ended
9/30/21	41,036	40,859	—	652,541

Delaware Growth Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund did not have any exchange transactions for the year ended September 30, 2020.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, each Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Funds had no amounts outstanding as of September 30, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty.

During the year ended September 30, 2021, Delaware Global Equity Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to fix the US dollar value of a security between the trade date and settlement date. Delaware Hedged U.S. Equity Opportunities Bond Fund, and Delaware Total Return Fund entered into foreign currency exchange contracts and foreign cross currency contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Delaware Total Return Fund also entered into foreign currency contracts and foreign cross currency contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Hedged U.S. Equity Opportunities Bond Fund posted $738,154 and Delaware Total Return Fund posted $40,920 cash collateral as margin for open futures contracts.

During the year ended September 30, 2021, Delaware Hedged U.S. Equity Opportunities Bond Fund and Delaware Total Return Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended September 30, 2021, the Funds entered into options contracts in the normal course of pursuing their investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

8. Derivatives (continued)

may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended September 30, 2021, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions. In addition, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund used options contracts to receive premiums for writing options and to protect the value of portfolio securities.

Swap Contracts — Delaware Total Return Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund entered into CDS contracts in order to hedge against a credit event and to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by Delaware Total Return Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2021, Delaware Total Return Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended September 30, 2021, the Fund did not enter into any contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if Delaware Total Return Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2021, Delaware Total Return Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Delaware Total

Return Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Delaware Total Return Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Delaware Total Return Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At September 30, 2021, for bilateral derivative contracts, the Fund received $30,000 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of September 30, 2021 were as follows:

Delaware
Covered Call
Strategy Fund
Liability
Derivatives Fair
Value
Statement of Assets and	Equity
Liabilities Location	Contracts
Options written, at value	$(2,211,853)

	Delaware Hedged U.S. Equity Opportunities Fund
	Asset Derivatives Fair Value
Statement of Assets and	Currency	Equity
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$32,856	$—	$32,856
Variation margin due from broker on futures contracts*	—	371,413	371,413
Options purchased**	—	834,485	834,485
Total	$32,856	$1,205,898	$1,238,754

Liability
Derivatives Fair
Value
Statement of Assets and	Equity
Liabilities Location	Contracts
Variation margin due to broker on futures contracts	$(7,291)
Options written, at value	(436,075)
Total	$(443,366)

Delaware
Premium
Income Fund
Liability
Derivatives Fair
Value
Statement of Assets and	Equity
Liabilities Location	Contracts
Options written, at value	$(9,626,774)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

8. Derivatives (continued)

	Delaware Total Return Fund
	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$15,321	$—	$15,321
Variation margin due from broker on futures contracts*	—	36,817	36,817
Total	$15,321	$36,817	$52,138

	Liability Derivatives Fair Value
Statement of Assets and	Currency	Credit
Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(9,354)	$—	$(9,354)
Unrealized depreciation on credit default swap contracts	—	(4,721)	(4,721)
Total	$(9,354)	$(4,721)	$(14,075)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2021. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”

**	Included with ”Investments, at value”.

The effect of derivative instruments on Delaware Hedged U.S. Equity Opportunities Fund’s “Statement of operations” for the year ended September 30, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options
	Contracts	Contracts	Purchased	Written	Total
Currency contracts	$(110,089)	$—	$—	$—	$(110,089)
Equity contracts	—	(4,939,868)	(2,273,652)	1,134,086	(6,079,434)
Total	$(110,089)	$(4,939,868)	$(2,273,652)	$1,134,086	$(6,189,523)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options
	Contracts	Contracts	Purchased	Written	Total
Currency contracts	$(11,903)	$—	$—	$—	$(11,903)
Equity contracts	—	366,073	(232,657)	112,272	245,688
Total	$(11,903)	$366,073	$(232,657)	$112,272	$233,785

The effect of derivative instruments on Delaware Total Return Fund’s “Statement of operations” for the year ended September 30, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$14,216	$—	$—	$14,216
Interest rate contracts	—	69,358	—	69,358
Credit contracts	—	—	(23,521)	(23,521)
Total	$14,216	$69,358	$(23,521)	$60,053

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$10,904	$—	$—	$10,904
Interest rate contracts	—	39,796	—	39,796
Credit contracts	—	—	2,214	2,214
Total	$10,904	$39,796	$2,214	$52,914

During the year ended September 30, 2021, Delaware Global Equity Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

During the year ended September 30, 2021, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

8. Derivatives (continued)

The table below summarizes the daily average balance of derivative holdings by each Fund during the year ended September 30, 2021:

	Long Derivative Volume
		Delaware
	Delaware	Hedged U.S. Equity	Delaware
	Global Equity Fund	Opportunities Fund	Total Return Fund
Foreign currency exchange contracts (average notional value)	$188,214	$128,990	$1,300,670
Futures contracts (average notional value)	—	—	82,495
Options contracts (average notional value)*	—	607,298	—
CDS contracts (average notional value)**	—	—	205,714

	Short Derivative Volume
		Delaware	Delaware
	Delaware	Covered Call Strategy	Hedged U.S. Equity
	Global Equity Fund	Fund	Opportunities Fund
Foreign currency exchange contracts (average notional value)	$425,135	$—	$2,607,975
Futures contracts (average notional value)	—	—	14,659,654
Options contracts (average notional value)*	—	4,759,057	336,470

	Short Derivative Volume
	Delaware	Delaware
	Premium Income Fund	Total Return Fund
Foreign currency exchange contracts (average notional value)	$—	$2,030,523
Futures contracts (average notional value)	—	3,033,313
Options contracts (average notional value)*	12,606,540	—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

9. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At September 30, 2021, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Global Equity Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of New York Mellon	$—	$(285)	$(285)
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$(285)	$—	$—	$—	$—	$(285)
Delaware Hedged U.S. Equity Opportunities Fund
		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
BNP Paribas	$30,687	$—	$30,687
Morgan Stanley	2,169	—	2,169
Total	$32,856	$—	$32,856
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
BNP Paribas	$30,687	$—	$—	$—	$—	$30,687
Morgan Stanley	2,169	—	—	—	—	2,169
Total	$32,856	$—	$—	$—	$—	$32,856
Delaware Total Return Fund
		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of New York Mellon	$—	$(97)	$(97)
Citigroup	—	(6,594)	(6,594)
JPMorgan Chase Bank	15,321	(7,384)	7,937
Total	$15,321	$(14,075)	$1,246
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$(97)	$—	$—	$—	$—	$(97)
Citigroup	(6,594)	—	—	—	—	(6,594)
JPMorgan Chase Bank	7,937	—	(7,937)	—	—	—
Total	$1,246	$—	$(7,937)	$—	$—	$6,691

(a)	The value of the related collateral exceeded the value of the derivatives as of September 30, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

10. Securities Lending (continued)

securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended September 30, 2021, each Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Delaware Total Return Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Delaware Total Return Fund invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Delaware Total Return Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)

11. Credit and Market Risk (continued)

Delaware Total Return Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Delaware Opportunity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2021. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

On November 1, 2021, each Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund (nine of the funds constituting Delaware Group® Equity Funds IV, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Equity Income Fund, First Investors Growth & Income Fund, First Investors Select Growth Fund, First Investors Opportunity Fund, First Investors Global Fund, First Investors Covered Call Strategy Fund, First Investors Hedged U.S. Equity Opportunities Fund, First Investors Premium Income Fund and First Investors Total Return Fund (subsequent to reorganization, known as Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund, respectively) as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents, brokers and portfolio company investees; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2021, the Funds report distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Equity Income Fund	82.85%	17.15%	100.00%	100.00%
Delaware Growth and Income Fund	78.37%	21.63%	100.00%	100.00%
Delaware Growth Equity Fund	97.51%	2.49%	100.00%	100.00%
Delaware Opportunity Fund	—	100.00%	100.00%	100.00%
Delaware Global Equity Fund	30.07%	69.93%	100.00%	21.15%
Delaware Covered Call Strategy Fund	—	100.00%	100.00%	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	71.00%	29.00%	100.00%	12.84%
Delaware Premium Income Fund	—	100.00%	100.00%	100.00%
Delaware Total Return Fund	—	100.00%	100.00%	66.73%
____________________

(A) and (B) are based on a percentage of each Fund’s total distributions.
(C) is based on a percentage of each Fund’s ordinary income distributions.
[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Maximum
percentage to
be
taxed at a
maximum rate
of 20%
Delaware Equity Income Fund	100.00%
Delaware Growth and Income Fund	100.00%
Delaware Growth Equity Fund	100.00%
Delaware Opportunity Fund	100.00%
Delaware Global Equity Fund	71.91%
Delaware Covered Call Strategy Fund	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	15.19%
Delaware Total Return Fund	77.41%

Other Fund information (Unaudited)

Tax Information (continued)

For the fiscal year ended September 30, 2021, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short- Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended September 30, 2021, the Funds have reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified
Short-Term
Capital Gains
Delaware Growth and Income Fund	$14,025,984
Delaware Global Equity Fund	3,185,045

Delaware Global Equity Fund intends to pass through foreign tax credits in the maximum amount of $304,203. The gross foreign source income earned during the fiscal year 2021 by the Fund was $4,948,264.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, and Delaware Total Return Fund at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, and Delaware Total Return Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Smith Asset Management Group, L.P. (“Smith”), Wellington Management Company, LLP (“Wellington”), and Ziegler Capital Management, LLC (“Ziegler”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and MFMHK, MIMEL, MIMGL, MIMAK, Smith, Wellington, and Ziegler, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Funds and their shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds, the compliance of Sub-Adviser personnel with its Code of Ethics, and adherence to

Other Fund information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, and Delaware Total Return Fund at a meeting held August 10-12, 2021 (continued)

fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Funds showed each Fund’s investment performance in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Covered Call Strategy Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year, and since inception periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Equity Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional equity income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year, 5-year, and since inception periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Global Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Growth and Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year, 5-year, and since inception periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Growth Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 5-year, and since inception periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Hedged U.S. Equity Opportunities Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year, and since inception periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Opportunity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the since inception period was in the second quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Premium Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the since inception period was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Total Return Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the period since inception was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Covered Call Strategy Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund.

Delaware Equity Income Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Other Fund information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, and Delaware Total Return Fund at a meeting held August 10-12, 2021 (continued)

Delaware Global Equity Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Growth and Income Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Growth Equity Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Hedged U.S. Equity Opportunities Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Opportunity Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Premium Income Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Total Return Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through January 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Funds, as applicable, and in relation to each Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker-dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2021, the net assets for each of Delaware Opportunity Fund and Delaware Total Return Fund exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreements provides a sharing of benefits with the Funds and their shareholders. Although, as of March 31, 2021, Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund had each not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	150	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	150	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	150	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	150	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

Frances A.	Trustee	Since September 2011	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial Services	150	Director — HSBC North
610 Market Street			Group(2010–April 2013)		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	150	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	150	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	150	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	150	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	150	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Daniel V. Geatens serves in a similar capacity for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. David F. Connor also serves as Secretary of the Optimum Fund Trust. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Group® Equity Funds IV Funds shareholders.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®
Philadelphia, PA

Jerome D. Abernathy
Managing Member,
Stonebrook Capital Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA

John A. Fry
President Drexel University
Philadelphia, PA

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA

This annual report is for the information of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $243,387 for the fiscal year ended September 30, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $567,680 for the fiscal year ended September 30, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $48,255 for the fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $96,510 for the fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $5,607,000 for the registrant’s fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2021